SEC File Nos. 333-67455

811-09105

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement

Under

the Securities Act of 1933

Post-Effective Amendment No. 26

and

Registration Statement

Under

the Investment Company Act of 1940

Amendment No. 27

NEW WORLD FUND, INC.

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071-1447

(Address of Principal Executive Offices)

Registrant's telephone number, including area code:

(213) 486-9200

Michael W. Stockton, Secretary

New World Fund, Inc.

333 South Hope Street

Los Angeles, California 90071-1447

(Name and Address of Agent for Service)

Copies to:

Mark D. Perlow

K&L Gates LLP

Four Embarcadero Center, Suite 1200

San Francisco, California 94111-5994

(Counsel for the Registrant)

Approximate date of proposed public offering:

It is proposed that this filing become effective on August 29, 2014, pursuant to paragraph (b) of Rule 485.

New World Fund® Prospectus August 29, 2014

Class A	B	C	F-1	F-2	529-A	529-B	529-C	529-E
NEWFX	NEWBX	NEWCX	NWFFX	NFFFX	CNWAX	CNWBX	CNWCX	CNWEX

529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5	R-6
CNWFX	RNWAX	RNWBX	RNEBX	RNWCX	RNWEX	RNWFX	RNWGX

Table of contents

Investment objective	1
Fees and expenses of the fund	1
Principal investment strategies	2
Principal risks	3
Investment results	5
Management	6
Purchase and sale of fund shares	7
Tax information	7
Payments to broker-dealers and other financial intermediaries	7
Investment objective, strategies and risks	8
Management and organization	12
Shareholder information	15
Purchase, exchange and sale of shares	16
How to sell shares	20
Distributions and taxes	23
Choosing a share class	24
Sales charges	25
Sales charge reductions and waivers	27
Rollovers from retirement plans to IRAs	30
Plans of distribution	30
Other compensation to dealers	31
Fund expenses	32
Financial highlights	34

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Investment objective

The fund’s investment objective is long-term capital appreciation.

Fees and expenses of the fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 27 of the prospectus and on page 61 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share classes
	A and 529-A	B and 529-B	C and 529-C	529-E	F-1, F-2 and 529-F-1	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	5.00%	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share classes
	A	B	C	F-1	F-2	529-A	529-B	529-C	529-E
Management fees	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%
Distribution and/or service (12b-1) fees	0.24	1.00	1.00	0.25	none	0.20	0.99	0.99	0.50
Other expenses	0.26	0.27	0.31	0.22	0.20	0.36	0.38	0.37	0.30
Total annual fund operating expenses	1.06	1.83	1.87	1.03	0.76	1.12	1.93	1.92	1.36

	529-F-1	R-1	R-2	R-2E3	R-3	R-4	R-5	R-6
Management fees	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%
Distribution and/or service (12b-1) fees	0.00	0.99	0.74	0.60	0.50	0.25	none	none
Other expenses	0.36	0.24	0.52[2]	0.31	0.28	0.20	0.14	0.09
Total annual fund operating expenses	0.92	1.79	1.82	1.47	1.34	1.01	0.70	0.65
[1]	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.
[2]	Estimated based on current fees.
[3]	Based on estimated amounts for the current fiscal year.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The

New World Fund / Prospectus 1

example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$677	$ 893	$1,126	$1,795
B	686	976	1,190	1,946
C	290	588	1,011	2,190
F-1	105	328	569	1,259
F-2	78	243	422	942
529-A	683	911	1,156	1,860
529-B	696	1,006	1,242	2,043
529-C	295	603	1,037	2,243
529-E	138	431	745	1,635
529-F-1	94	293	509	1,131
R-1	182	563	970	2,105
R-2	185	573	985	2,137
R-2E	150	465	803	1,757
R-3	136	425	734	1,613
R-4	103	322	558	1,236
R-5	72	224	390	871
R-6	66	208	362	810

For the share classes listed below, you would pay the following if you did not redeem your shares:

Share classes	1 year	3 years	5 years	10 years
B	$186	$576	$ 990	$1,946
C	190	588	1,011	2,190
529-B	196	606	1,042	2,043
529-C	195	603	1,037	2,243

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in common stocks of companies with significant exposure to countries with developing economies and/or markets. Many of these countries may be referred to as emerging countries or emerging markets. The fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser), with exposure to these countries. Bonds rated Ba1 or BB+ or below are sometimes referred to as “junk bonds.”

Under normal market conditions, the fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

New World Fund / Prospectus 2

In determining whether a country is qualified, the fund’s investment adviser will consider such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains. The fund’s investment adviser will maintain a list of qualified countries and securities in which the fund may invest. Qualified developing countries in which the fund may invest currently include, but are not limited to, Argentina, Bahrain, Brazil, Bulgaria, Chile, China, Colombia, Croatia, Czech Republic, Dominican Republic, Ecuador, Egypt, Gabon, Ghana, Greece, Hungary, India, Indonesia, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Lebanon, Macau, Malaysia, Malta, Mexico, Morocco, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Qatar, Romania, Russian Federation, Saudi Arabia, Slovenia, South Africa, Sri Lanka, Thailand, Turkey, Ukraine, United Arab Emirates, Uruguay, Venezuela, Vietnam and Zambia.

The fund may invest in equity securities of any company, regardless of where it is based, if the fund’s investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries. In addition, the fund may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The fund may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions

New World Fund / Prospectus 3

and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. The risks of investing outside the United States may be heightened in connection with investments in emerging and developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

New World Fund / Prospectus 4

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results

The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund. The MSCI Emerging Markets Index reflects the market sectors in which the fund invests. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

New World Fund / Prospectus 5

Average annual total returns For the periods ended December 31, 2013 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A − Before taxes	6/17/1999	3.69%	13.73%	10.33%	8.69%
− After taxes on distributions		3.30	13.57	9.97	N/A
− After taxes on distributions and sale of fund shares		2.59	11.25	8.78	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
B	3/15/2000	4.17%	13.97%	10.30%	7.44%
C	3/15/2001	8.12	14.20	10.11	10.28
F-1	3/16/2001	10.03	15.12	10.99	11.03
F-2	8/1/2008	10.34	15.43	N/A	4.02
529-A	2/19/2002	3.63	13.70	10.29	11.23
529-B	2/26/2002	4.06	13.87	10.19	11.15
529-C	2/25/2002	8.06	14.12	10.02	10.89
529-E	3/22/2002	9.69	14.73	10.60	10.93
529-F-1	9/17/2002	10.16	15.27	11.11	13.42
R-1	6/11/2002	9.19	14.20	10.11	10.72
R-2	6/7/2002	9.21	14.20	10.11	10.75
R-3	6/6/2002	9.69	14.75	10.60	11.25
R-4	10/7/2002	10.07	15.14	10.99	14.06
R-5	5/15/2002	10.38	15.48	11.32	11.61
R-6	5/1/2009	10.46	N/A	N/A	14.70

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
MSCI® All Country World Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	22.80%	14.92%	7.17%	4.12%
MSCI Emerging Markets Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	–2.60	14.79	11.17	8.76

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-favored arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

Management

Investment adviser Capital Research and Management CompanySM

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

New World Fund / Prospectus 6

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Robert W. Lovelace President and Director	15 years	Senior Vice President – Capital International Investors
Mark E. Denning Senior Vice President	15 years	Senior Vice President – Capital Research Global Investors
Nicholas J. Grace Senior Vice President	7 years	Senior Vice President – Capital World Investors
Galen Hoskin Vice President	5 years	Senior Vice President – Capital World Investors
Carl M. Kawaja Vice President	15 years	Senior Vice President – Capital World Investors
Winnie Kwan Vice President	5 years	Senior Vice President – Capital Research Global Investors
Wahid Butt	7 years	Senior Vice President – Capital Research Global Investors
Robert H. Neithart	3 years	Senior Vice President – Capital Fixed Income Investors
Christopher M. Thomsen	5 years	Senior Vice President – Capital Research Global Investors

Purchase and sale of fund shares

The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information

Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

New World Fund / Prospectus 7

Investment objective, strategies and risks

The fund’s investment objective is long-term capital appreciation. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders. The fund invests primarily in common stocks of companies with significant exposure to countries with developing economies and/or markets. Many of these countries may be referred to as emerging countries or emerging markets. The fund may also invest in debt securities of issuers, including issuers of lower rated bonds (rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser), with exposure to these countries. Bonds rated Ba1 or BB+ or below are sometimes referred to as “junk bonds.”

Under normal market conditions, the fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

In determining whether a country is qualified, the fund’s investment adviser will consider such factors as the country’s per capita gross domestic product, the percentage of the country’s economy that is industrialized, market capital as a percentage of gross domestic product, the overall regulatory environment, the presence of government regulation limiting or banning foreign ownership, and restrictions on repatriation of initial capital, dividends, interest and/or capital gains. The fund’s investment adviser will maintain a list of qualified countries and securities in which the fund may invest. Qualified developing countries in which the fund may invest currently include, but are not limited to, Argentina, Bahrain, Brazil, Bulgaria, Chile, China, Colombia, Croatia, Czech Republic, Dominican Republic, Ecuador, Egypt, Gabon, Ghana, Greece, Hungary, India, Indonesia, Jamaica, Jordan, Kazakhstan, Kenya, Kuwait, Lebanon, Macau, Malaysia, Malta, Mexico, Morocco, Nigeria, Oman, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Qatar, Romania, Russian Federation, Saudi Arabia, Slovenia, South Africa, Sri Lanka, Thailand, Turkey, Ukraine, United Arab Emirates, Uruguay, Venezuela, Vietnam and Zambia.

The fund may invest in equity securities of any company, regardless of where it is based, if the fund’s investment adviser determines that a significant portion of the company’s assets or revenues (generally 20% or more) is attributable to developing countries. In addition, the fund may invest up to 25% of its assets in nonconvertible debt securities of issuers, including issuers of lower rated bonds and government bonds, that are primarily based in qualified countries or that have a significant portion of their assets or revenues attributable to developing countries. The fund may also, to a limited extent, invest in securities of issuers based in nonqualified developing countries.

The prices of, and the income generated by, the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers of securities held by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or

New World Fund / Prospectus 8

governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

The growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) purchased by the fund may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

The prices of securities of issuers domiciled outside the United States or with significant operations outside the United States may decline due to conditions specific to the countries or regions in which the issuers are domiciled or in which the issuers operate, including adverse political, social, economic or market changes in such countries or regions. The securities of issuers domiciled in certain countries outside the United States may be more volatile, less liquid and/or more difficult to value than those of U.S. issuers. Issuers in countries outside the United States may also be subject to different tax and accounting policies and different auditing, reporting, legal and regulatory standards. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Issuers in countries outside the United States may also be subject to different government and legal systems that make it difficult for the fund to exercise its rights as a shareholder of the company. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. These investments may also be affected by changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries.

Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, limited operating histories, limited markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

New World Fund / Prospectus 9

The prices of, and the income generated by, most bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall.

In addition, falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds. There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value or sell.

The fund may also hold cash or money market instruments, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. For temporary defensive purposes, the fund may invest without limitation in such instruments. The investment adviser may determine that it is appropriate to invest substantially in such instruments in response to certain circumstances, such as periods of market turmoil. A larger percentage of such holdings could moderate the fund’s investment results in a period of rising market prices. A larger percentage of cash or money market instruments could reduce the magnitude of the fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above.

In addition to the investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of certain risks associated with those practices.

New World Fund / Prospectus 10

Fund comparative indexes The investment results table in this prospectus shows how the fund’s average annual total returns compare with various broad measures of market results. The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets, consisting of more than 20 emerging market country indexes. Results for both indexes reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. These indexes are unmanaged and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

Fund results All fund results in this prospectus reflect the reinvestment of dividends and capital gain distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the periods presented.

New World Fund / Prospectus 11

Management and organization

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the fund and other funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears in the Annual Fund Operating Expenses table under “Fees and expenses of the fund.” Please see the statement of additional information for further details. A discussion regarding the basis for approval of the fund’s Investment Advisory and Service Agreement by the fund’s board of directors is contained in the fund’s semi-annual report to shareholders for the fiscal period ended April 30, 2014.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed-income investment division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have received an exemptive order from the U.S. Securities and Exchange Commission that allows Capital Research and Management Company to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund’s shareholders have approved this arrangement; however, there is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

In addition, shareholders approved a proposal to reorganize the fund into a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the fund reserves the right to delay the implementation.

Portfolio holdings Portfolio holdings information for the fund is available on the American Funds website at americanfunds.com. A description of the fund’s policies and procedures regarding disclosure of information about its portfolio holdings is available in the statement of additional information.

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The Capital SystemSM Capital Research and Management Company uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers who decide how their respective segments will be invested. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions. The table below shows the investment experience and role in management of the fund for each of the fund’s primary portfolio managers.

Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund
Robert W. Lovelace	Investment professional for 29 years, all with Capital Research and Management Company or affiliate	15 years	Serves as an equity portfolio manager
Mark E. Denning	Investment professional for 32 years, all with Capital Research and Management Company or affiliate	15 years	Serves as an equity portfolio manager
Nicholas J. Grace	Investment professional for 24 years in total; 21 years with Capital Research and Management Company or affiliate	7 years (plus 8 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Galen Hoskin	Investment professional for 20 years in total; 19 years with Capital Research and Management Company or affiliate	5 years (plus 10 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Carl M. Kawaja	Investment professional for 27 years in total; 23 years with Capital Research and Management Company or affiliate	15 years	Serves as an equity portfolio manager
Winnie Kwan	Investment professional for 18 years in total; 14 years with Capital Research and Management Company or affiliate	5 years (plus 7 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
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Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund
Wahid Butt	Investment professional for 23 years in total; 11 years with Capital Research and Management Company or affiliate	7 years	Serves as an equity portfolio manager
Robert H. Neithart	Investment professional for 27 years, all with Capital Research and Management Company or affiliate	3 years (plus 2 years of prior experience as an investment analyst for the fund)	Serves as a fixed-income portfolio manager
Christopher M. Thomsen	Investment professional for 17 years, all with Capital Research and Management Company or affiliate	5 years (plus 5 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager

Information regarding the portfolio managers’ compensation, their ownership of securities in the fund and other accounts they manage is in the statement of additional information.

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Certain privileges and/or services described on the following pages of this prospectus and in the statement of additional information may not be available to you, depending on your investment dealer or retirement plan recordkeeper. Please see your financial advisor, investment dealer or retirement plan recordkeeper for more information.

Shareholder information

Shareholder services American Funds Service Company, the fund’s transfer agent, offers a wide range of services that you can use to alter your investment program should your needs or circumstances change. These services may be terminated or modified at any time upon 60 days’ written notice.

A more detailed description of policies and services is included in the fund’s statement of additional information and the owner’s guide sent to new American Funds shareholders entitled Welcome. Class 529 shareholders should also refer to the applicable program description for information on policies and services relating specifically to their account(s). These documents are available by writing to or calling American Funds Service Company.

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Unless otherwise noted, references to Class A, B, C or F-1 shares on the following pages also refer to the corresponding Class 529-A, 529-B, 529-C or 529-F-1 shares. Unless otherwise noted, references to Class F shares refer to both Class F-1 and F-2 shares and references to Class R shares refer to Class R-1, R-2, R-2E, R-3, R-4, R-5 and R-6 shares.

Purchase, exchange and sale of shares

The fund’s transfer agent, on behalf of the fund and American Funds Distributors,® the fund’s distributor, is required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your or such person’s identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the fund and American Funds Distributors reserve the right to close your account or take such other action they deem reasonable or required by law.

When purchasing shares, you should designate the fund or funds in which you wish to invest. Subject to the exception below, if no fund is designated, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge, in the case of Class A shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares of American Funds Money Market Fund® on the third business day after receipt of your investment.

If the amount of your cash investment is $10,000 or less, no fund is designated, and you made a cash investment (excluding exchanges) within the last 16 months, your money will be invested in the same proportion and in the same fund or funds and in the same class of shares in which your last cash investment was made.

Different procedures may apply to certain employer-sponsored arrangements, including, but not limited to, SEPs and SIMPLE IRAs.

Valuing shares The net asset value of each share class of the fund is the value of a single share of that class. The fund calculates the net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the fund’s net asset value would still be determined as of 4 p.m. New York time. In this example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a “fair value” adjustment is appropriate due to subsequent events. Assets are valued primarily on the basis of market quotations. However, the fund has adopted procedures for making fair value determinations if market quotations are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the fund’s securities that trade principally in those international markets, those securities will be valued in accordance with fair value procedures. Use of these procedures is intended to

New World Fund / Prospectus 16

result in more appropriate net asset values. In addition, such use is intended to reduce potential arbitrage opportunities otherwise available to short-term investors.

Because the fund may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the fund does not price its shares, the values of securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Your shares will be purchased at the net asset value (plus any applicable sales charge, in the case of Class A shares) or sold at the net asset value next determined after American Funds Service Company receives your request, provided that your request contains all information and legal documentation necessary to process the transaction. A contingent deferred sales charge may apply at the time you sell certain Class A, B and C shares.

Purchase of Class A and C shares You may generally open an account and purchase Class A and C shares by contacting any financial advisor (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund’s shares. You may purchase additional shares in various ways, including through your financial advisor and by mail, telephone, the Internet and bank wire.

Class B shares Class B and 529-B shares may not be purchased or acquired, except by exchange from Class B or 529-B shares of another fund in the American Funds family. Any other investment received by the fund that is intended for Class B or 529-B shares will instead be invested in Class A or 529-A shares and will be subject to any applicable sales charges.

Shareholders with investments in Class B and 529-B shares may continue to hold such shares until they convert to Class A or 529-A shares. However, no additional investments will be accepted in Class B or 529-B shares. Dividends and capital gain distributions may continue to be reinvested in Class B or 529-B shares until their conversion dates. In addition, shareholders invested in Class B or 529-B shares will be able to exchange those shares for Class B or 529-B shares of other American Funds offering Class B or 529-B shares until they convert.

Automatic conversion of Class B and C shares Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. Class C shares automatically convert to Class F-1 shares in the month of the 10-year anniversary of the purchase date; however, Class 529-C shares will not convert to Class 529-F-1 shares. The Internal Revenue Service currently takes the position that these automatic conversions are not taxable. Should its position change, the automatic conversion feature may be suspended. If this were to happen, you would have the option of converting your Class B, 529-B or C shares to the respective share classes at the anniversary dates described above. This exchange would be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result.

Purchase of Class F shares You may generally open an account and purchase Class F shares only through fee-based programs of investment dealers that have special agreements with the fund’s distributor, through certain registered investment advisors and through other intermediaries approved by the fund’s distributor. These intermediaries typically charge ongoing fees for services they

New World Fund / Prospectus 17

provide. Intermediary fees are not paid by the fund and normally range from .75% to 1.50% of assets annually, depending on the services offered.

Purchase of Class 529 shares Class 529 shares may be purchased only through an account established with a 529 college savings plan managed by the American Funds organization. You may open this type of account and purchase Class 529 shares by contacting any financial advisor (who may impose transaction charges in addition to those described in this prospectus) authorized to sell such an account. You may purchase additional shares in various ways, including through your financial advisor and by mail, telephone, the Internet and bank wire.

Class 529-E shares may be purchased only by employees participating through an eligible employer plan.

Accounts holding Class 529 shares are subject to a $10 account setup fee and an annual $10 account maintenance fee. These fees are waived until further notice.

Investors residing in any state may purchase Class 529 shares through an account established with a 529 college savings plan managed by the American Funds organization. Class 529-A, 529-B, 529-C and 529-F-1 shares are structured similarly to the corresponding Class A, B, C and F-1 shares. For example, the same initial sales charges apply to Class 529-A shares as to Class A shares.

Purchase of Class R shares Class R shares are generally available only to retirement plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. Class R-5 and R-6 shares are generally available only to fee-based programs or through retirement plan intermediaries. In addition, Class R-5 and R-6 shares are available for investment by other registered investment companies approved by the fund’s investment adviser or distributor. Class R shares generally are not available to retail nonretirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and 529 college savings plans.

Purchases by employer-sponsored retirement plans Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell these classes of the fund’s shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan’s administrator or recordkeeper.

Class A shares are generally not available for retirement plans using the PlanPremier® or Recordkeeper Direct® recordkeeping programs.

Employer-sponsored retirement plans that are eligible to purchase Class R shares may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly apply a sales charge on plan investments. These plans are not eligible to make initial purchases of $1 million or more in Class A shares and thereby invest in Class A shares without a sales charge, nor are they eligible to establish a statement of intention that qualifies them to

New World Fund / Prospectus 18

purchase Class A shares without a sales charge. More information about statements of intention can be found under “Sales charge reductions and waivers” in this prospectus. Plans investing in Class A shares with a sales charge may purchase additional Class A shares in accordance with the sales charge table in this prospectus.

Employer-sponsored retirement plans that invested in Class A shares without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase Class A shares without any initial or contingent deferred sales charge.

A 403(b) plan may not invest in Class A or C shares unless it was invested in Class A or C shares before January 1, 2009.

Purchase minimums and maximums Purchase minimums described in this prospectus may be waived in certain cases. In addition, the fund reserves the right to redeem the shares of any shareholder for their then current net asset value per share if the shareholder’s aggregate investment in the fund falls below the fund’s minimum initial investment amount. See the statement of additional information for details.

For accounts established with an automatic investment plan, the initial purchase minimum of $250 may be waived if the purchases (including purchases through exchanges from another fund) made under the plan are sufficient to reach $250 within five months of account establishment.

The effective purchase maximums for Class 529-A, 529-C, 529-E and 529-F-1 shares will reflect the maximum applicable contribution limits under state law. See the applicable program description for more information.

The purchase maximum for Class C shares is $500,000 per transaction. In addition, if you have significant American Funds holdings, you may not be eligible to invest in Class C or 529-C shares. Specifically, you may not purchase Class C or 529-C shares if you are eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (that is, at net asset value). See “Sales charge reductions and waivers” in this prospectus and the statement of additional information for more details regarding sales charge discounts.

Exchange Generally, you may exchange your shares for shares of the same class of other American Funds without a sales charge. Class A, C or F-1 shares may generally be exchanged for the corresponding 529 share class without a sales charge. Class B shares may not be exchanged for Class 529-B shares. Exchanges from Class A, C or F-1 shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfers to Minors Act custodial accounts, may result in significant legal and tax consequences, as described in the applicable program description. Please consult your financial advisor before making such an exchange.

Exchanges of shares from American Funds Money Market Fund initially purchased without a sales charge generally will be subject to the appropriate sales charge. For purposes of computing the contingent deferred sales charge on Class B and C shares, the length of time you have owned your shares will be measured from the

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first day of the month in which shares were purchased and will not be affected by any permitted exchange.

Exchanges have the same tax consequences as ordinary sales and purchases. For example, to the extent you exchange shares held in a taxable account that are worth more now than what you paid for them, the gain will be subject to taxation.

See “Transactions by telephone, fax or the Internet” in the section “How to sell shares” of this prospectus for information regarding electronic exchanges.

Please see the statement of additional information for details and limitations on moving investments in certain share classes to different share classes and on moving investments held in certain accounts to different accounts.

How to sell shares

You may sell (redeem) shares in any of the following ways:

Employer-sponsored retirement plans

Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.

Through your dealer or financial advisor (certain charges may apply)

•	Shares held for you in your dealer’s name must be sold through the dealer.
•	Generally, Class F shares must be sold through intermediaries such as dealers or financial advisors.

Writing to American Funds Service Company

•	Requests must be signed by the registered shareholder(s).
•	A signature guarantee is required if the redemption is:
—	more than $125,000;
—	made payable to someone other than the registered shareholder(s); or
—	sent to an address other than the address of record or to an address of record that has been changed within the previous 10 days.
•	American Funds Service Company reserves the right to require signature guarantee(s) on any redemption.
•	Additional documentation may be required for redemptions of shares held in corporate, partnership or fiduciary accounts.

Telephoning or faxing American Funds Service Company or using the Internet

•	Redemptions by telephone, fax or the Internet (including American FundsLine® and americanfunds.com) are limited to $125,000 per American Funds shareholder each day.
•	Checks must be made payable to the registered shareholder.
•	Checks must be mailed to an address of record that has been used with the account for at least 10 days.

If you recently purchased shares and subsequently request a redemption of those shares, you will receive proceeds from the redemption once a sufficient period of time has passed to reasonably ensure that checks or drafts, including certified or cashier’s checks, for the shares purchased have cleared (normally 10 business days).

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Although payment of redemptions normally will be in cash, the fund’s articles of incorporation permit payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of directors.

Transactions by telephone, fax or the Internet Generally, you are automatically eligible to redeem or exchange shares by telephone, fax or the Internet, unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax or Internet services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges, provided that American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, American Funds Service Company and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

Frequent trading of fund shares The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. The fund is not designed to serve as a vehicle for frequent trading. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund’s portfolio, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the fund or American Funds Distributors has determined could involve actual or potential harm to the fund may be rejected.

The fund, through its transfer agent, American Funds Service Company, maintains surveillance procedures that are designed to detect frequent trading in fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the fund will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts and to comply with applicable laws.

In addition to the fund’s broad ability to restrict potentially harmful trading as described above, the fund’s board of directors has adopted a “purchase blocking policy” under which any shareholder redeeming shares having a value of $5,000 or more from a fund will be precluded from investing in that fund for 30 calendar days after the redemption transaction. This policy also applies to redemptions and purchases that are part of exchange transactions. Under the fund’s purchase

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blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as:

•	purchases and redemptions of shares having a value of less than $5,000;
•	transactions in Class 529 shares;
•	purchases and redemptions by investment companies managed or sponsored by the fund’s investment adviser or its affiliates, including reallocations and transactions allowing the investment company to meet its redemptions and purchases;
•	retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system;
•	purchase transactions involving in-kind transfers of shares of the fund, rollovers, Roth IRA conversions and IRA recharacterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions; and
•	systematic redemptions and purchases, where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase.

Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

The fund reserves the right to waive the purchase blocking policy with respect to specific shareholder accounts in those instances where American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in fund shares.

American Funds Service Company will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts and bank trust companies) to apply their own procedures, provided that American Funds Service Company believes the intermediary’s procedures are reasonably designed to enforce the frequent trading policies of the fund. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that the intermediary has taken appropriate action, American Funds Service Company may terminate the intermediary’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the fund’s surveillance procedures and purchase blocking policy described above, all transactions in fund shares remain subject to the right of the fund, American Funds Distributors and American Funds Service Company to restrict potentially abusive trading generally, including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy. See the statement of additional information for more information

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about how American Funds Service Company may address other potentially abusive trading activity in the American Funds.

Distributions and taxes

Dividends and distributions The fund intends to distribute dividends to you, usually in December.

Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or other American Funds, or you may elect to receive them in cash. Dividends and capital gain distributions for 529 share classes and retirement plan shareholders will be reinvested automatically.

Taxes on dividends and distributions For federal tax purposes, dividends and distributions of short-term capital gains are taxable as ordinary income. The fund’s distributions of net long-term capital gains are taxable as long-term capital gains. Any dividends or capital gain distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

Dividends and capital gain distributions that are automatically reinvested in a tax-favored retirement or education savings account do not result in federal or state income tax at the time of reinvestment.

Taxes on transactions Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Exchanges within a tax-favored retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Shareholder fees Fees borne directly by the fund normally have the effect of reducing a shareholder’s taxable income on distributions. By contrast, fees paid directly to advisors by a fund shareholder for ongoing advice are deductible for income tax purposes only to the extent that they (combined with certain other qualifying expenses) exceed 2% of such shareholder’s adjusted gross income.

Please see your tax advisor for more information. Holders of Class 529 shares should refer to the applicable program description for more information regarding the tax consequences of selling Class 529 shares.

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Choosing a share class

The fund offers different classes of shares through this prospectus. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

Each share class represents an investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. When you purchase shares of the fund for an individual-type account, you should choose a share class. If none is chosen, your investment will be made in Class A shares or, in the case of a 529 plan investment, Class 529-A shares.

Factors you should consider when choosing a class of shares include:

•	how long you expect to own the shares;
•	how much you intend to invest;
•	total expenses associated with owning shares of each class;
•	whether you qualify for any reduction or waiver of sales charges (for example, Class A or 529-A shares may be a less expensive option over time, particularly if you qualify for a sales charge reduction or waiver);
•	whether you plan to take any distributions in the near future (for example, the contingent deferred sales charge will not be waived if you sell your Class 529-B or 529-C shares to cover higher education expenses); and
•	availability of share classes:
—	Class B and 529-B shares may not be purchased or acquired except by exchange from Class B or 529-B shares of another fund in the American Funds family;
—	Class C shares are not available to retirement plans that do not currently invest in such shares and that are eligible to invest in Class R shares, including retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457;
—	Class F and 529-F-1 shares are generally available only to fee-based programs of investment dealers that have special agreements with the fund’s distributor, to certain registered investment advisors and to other intermediaries approved by the fund’s distributor; and
—	Class R shares are generally available only to retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you.

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Sales charges

Class A shares The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within one year of purchase. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

Class A share purchases not subject to sales charges The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is properly notified of the nature of the investment:

•	investments in Class A shares made by endowments or foundations with $50 million or more in assets;
•	investments made by accounts that are part of certain qualified fee-based programs and that purchased Class A shares before the discontinuation of the relevant investment dealer’s load-waived Class A share program with the American Funds; and
•	certain rollover investments from retirement plans to IRAs (see “Rollovers from retirement plans to IRAs” in this prospectus for more information).
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The distributor may pay dealers a commission of up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its plans of distribution (see “Plans of distribution” in this prospectus).

Transfers from certain 529 plans to plans managed by the American Funds organization will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Please see the statement of additional information for more information.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment dealers and registered investment advisors authorized to sell American Funds and employees of The Capital Group Companies, Inc. and its affiliates. Please see the statement of additional information for further details.

Class B and C shares For Class B shares, a contingent deferred sales charge may be applied to shares you sell within six years of the date you purchased the Class B shares, as shown in the table below. The contingent deferred sales charge is eliminated six years after purchase.

Contingent deferred sales charge on Class B shares
Year of redemption:	1	2	3	4	5	6	7+
Contingent deferred sales charge:	5%	4%	4%	3%	2%	1%	0%

Class C shares are sold without any initial sales charge. American Funds Distributors pays 1% of the amount invested to dealers who sell Class C shares. A contingent deferred sales charge of 1% applies if Class C shares are sold within one year of purchase. The contingent deferred sales charge is eliminated one year after purchase.

Any contingent deferred sales charge paid by you on sales of Class B or C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

Class 529-E and Class F shares Class 529-E and Class F shares are sold without any initial or contingent deferred sales charge.

Class R shares Class R shares are sold without any initial or contingent deferred sales charge. The distributor will pay dealers annually asset-based compensation of up to 1.00% for sales of Class R-1 shares, up to .75% for Class R-2 shares, up to .60% for Class R-2E shares, up to .50% for Class R-3 shares and up to .25% for Class R-4 shares. No dealer compensation is paid from fund assets on sales of Class R-5 or R-6 shares. The fund may reimburse the distributor for these payments through its plans of distribution.

See “Plans of distribution” in this prospectus for ongoing compensation paid to your dealer or financial advisor for all share classes.

Contingent deferred sales charges Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Contingent deferred sales charge waivers” in the section “Sales charge reductions and waivers” of this prospectus. The contingent deferred sales

New World Fund / Prospectus 26

charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest.

Sales charge reductions and waivers

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or American Funds Service Company know at the time you purchase shares that you qualify for such a reduction. If you do not let your advisor or American Funds Service Company know that you are eligible for a reduction, you may not receive the sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your advisor or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in the American Funds.

In addition to the information in this prospectus, you may obtain more information about share classes, sales charges and sales charge reductions and waivers through a link on the home page of the American Funds website at americanfunds.com, from the statement of additional information or from your financial advisor.

Reducing your Class A initial sales charge Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent, if recognized under local law — and your children under the age of 21) may combine all of your American Funds investments to reduce Class A sales charges. In addition, two or more retirement plans of an employer or an employer’s affiliates may combine all of their American Funds investments to reduce Class A sales charges. Certain investments in the American Funds Target Date Retirement Series,® American Funds Portfolio SeriesSM and American Funds College Target Date Series® may also be combined for this purpose. Please see the applicable series’ prospectus for further information. However, for this purpose, investments representing direct purchases of American Funds Money Market Fund are excluded. Following are different ways that you may qualify for a reduced Class A sales charge:

Aggregating accounts To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

•	trust accounts established by the above individuals (please see the statement of additional information for details regarding aggregation of trust accounts where the person(s) who established the trust is/are deceased);
•	solely controlled business accounts; and
•	single-participant retirement plans.

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual-type accounts.

Concurrent purchases You may combine simultaneous purchases (including, upon your request, purchases for gifts) of any class of shares of two or more

New World Fund / Prospectus 27

American Funds (excluding American Funds Money Market Fund) to qualify for a reduced Class A sales charge.

Rights of accumulation You may take into account your accumulated holdings in all share classes of the American Funds (excluding American Funds Money Market Fund) to determine the initial sales charge you pay on each purchase of Class A shares. Subject to your investment dealer’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (as of the day prior to your additional American Funds investment) or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals. Please see the statement of additional information for further details. You should retain any records necessary to substantiate the historical amounts you have invested.

If you make a gift of shares, upon your request you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds accounts.

Statement of intention You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows you to combine all purchases of all share classes of the American Funds (excluding American Funds Money Market Fund) that you intend to make over a 13-month period to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the statement period. Your accumulated holdings (as described and calculated under “Rights of accumulation” above) eligible to be aggregated as of the day immediately before the start of the statement period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the statement period do not qualify you for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See the discussion regarding employer-sponsored retirement plans under “Purchase, exchange and sale of shares” in this prospectus for more information.

Right of reinvestment If you notify American Funds Service Company prior to the time of reinvestment, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other American Funds, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment or distribution and is made into the same account from which you redeemed the shares or received the dividend payment or distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account and the reinvestment is made within 90 days after the date of redemption, dividend payment or distribution.

Proceeds from a Class B share redemption for which a contingent deferred sales charge was paid will be reinvested in Class A shares without any initial sales charge. If you redeem Class B shares without paying a contingent deferred sales charge, you may reinvest the proceeds in Class B shares or purchase Class A shares. If you purchase Class A shares, you are responsible for paying any applicable Class A sales charges. Proceeds from any other type of redemption and all dividend

New World Fund / Prospectus 28

payments and capital gain distributions will be reinvested in the same share class from which the original redemption, dividend payment or distribution was made. Any contingent deferred sales charge on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in American Funds Money Market Fund that are reinvested in other American Funds will be subject to a sales charge.

Proceeds will be reinvested at the next calculated net asset value after your request is received by American Funds Service Company, provided that your request contains all information and legal documentation necessary to process the transaction. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. You may not reinvest proceeds in the American Funds as described in this paragraph if such proceeds are subject to a purchase block as described under “Frequent trading of fund shares” in this prospectus. This paragraph does not apply to certain rollover investments as described under “Rollovers from retirement plans to IRAs” in this prospectus.

Contingent deferred sales charge waivers The contingent deferred sales charge on Class A, B and C shares may be waived in the following cases:

•	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;
•	tax-free returns of excess contributions to IRAs;
•	redemptions due to death or postpurchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);
•	for 529 share classes only, redemptions due to a beneficiary’s death, postpurchase disability or receipt of a scholarship (to the extent of the scholarship award);
•	redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document; and
•	the following types of transactions, if together they do not exceed 12% of the value of an account annually (see the statement of additional information for further details about waivers regarding these types of transactions):
—	redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and
—	if you have established an automatic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash).

To have your Class A, B or C contingent deferred sales charge waived, you must inform your advisor or American Funds Service Company at the time you redeem shares that you qualify for such a waiver.

New World Fund / Prospectus 29

Rollovers from retirement plans to IRAs

Assets from retirement plans may be invested in Class A, C or F shares through an IRA rollover, subject to the other provisions of this prospectus. Class C shares are not available if the assets are being rolled over from investments held in the American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

Rollovers to IRAs from retirement plans that are rolled into Class A shares will be subject to applicable sales charges. The following rollovers to Class A shares will be made without a sales charge:

•	rollovers to Capital Bank and Trust CompanySM IRAs if the assets were invested in American Funds at the time of distribution;
•	rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian; and
•	rollovers to Capital Bank and Trust Company IRAs from investments held in the American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge, and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. All other rollovers invested in Class A shares, as well as future contributions to the IRA, will be subject to sales charges and to the terms and conditions generally applicable to Class A share investments as described in this prospectus and in the statement of additional information.

Plans of distribution

The fund has plans of distribution, or “12b-1 plans,” for certain share classes under which it may finance activities intended primarily to sell shares, provided that the categories of expenses are approved in advance by the fund’s board of directors. The plans provide for payments, based on annualized percentages of average daily net assets, of:

Up to:	Share class(es)
0.30%	Class A shares
0.50%	Class 529-A, F-1, 529-F-1 and R-4 shares
0.75%	Class 529-E and R-3 shares
0.85%	Class R-2E shares
1.00%	Class B, 529-B, C, 529-C, R-1 and R-2 shares

For all share classes indicated above, up to .25% may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class, if any, may be used for distribution expenses.

The 12b-1 fees paid by each applicable share class of the fund, as a percentage of average net assets for the previous fiscal year, are indicated in the Annual Fund Operating Expenses table on page 1 of this prospectus. Since these fees are paid out of the fund’s assets or income on an ongoing basis, over time they may cost you more than paying other types of sales charges or service fees and reduce the return on your investment. The higher fees for Class B and C shares may cost you more over time than paying the initial sales charge for Class A shares.

New World Fund / Prospectus 30

Other compensation to dealers

American Funds Distributors, at its expense, provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to the top 100 dealers (or their affiliates) that have sold shares of the American Funds. A number of factors will be considered in determining payments, including the qualifying dealer’s sales, assets and redemption rates, and the quality of the dealer’s relationship with American Funds Distributors. The payment will be determined using a formula applied consistently to dealers based on the relevant facts and circumstances. The level of payments made to a qualifying firm in any given year will vary and (excluding payments for meetings as described below) will represent the sum of (a) up to .10% of the previous year’s American Funds sales by that dealer and (b) up to .02% of American Funds assets attributable to that dealer, with an adjustment made for the dealer’s relative redemption rate and the quality of the dealer’s relationship with American Funds Distributors. For calendar year 2013, aggregate payments made by American Funds Distributors to dealers were less than .02% of the average assets of the American Funds. Aggregate payments made by American Funds Distributors to dealers may also change from year to year. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisors about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. American Funds Distributors may also pay expenses associated with meetings conducted by selling dealers, advisory platform providers and other intermediaries to facilitate educating financial advisors and shareholders about the American Funds. If investment advisers, distributors or other affiliates of mutual funds pay additional compensation or other incentives in differing amounts, dealer firms and their advisors may have financial incentives for recommending a particular mutual fund over other mutual funds or investments. You should consult with your financial advisor and review carefully any disclosure by your financial advisor’s firm as to compensation received.

New World Fund / Prospectus 31

Fund expenses

Note that references to Class A, B, C and F-1 shares in this “Fund expenses” section do not include the corresponding Class 529 shares.

In periods of market volatility, assets of the fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses table on page 1 of this prospectus.

For all share classes except Class B shares, “Other expenses” items in the Annual Fund Operating Expenses table in this prospectus include fees for administrative services provided by the fund’s investment adviser and its affiliates. Administrative services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. The fund's investment adviser receives an administrative services fee at the annual rate of .01% of the average daily net assets of the fund attributable to Class A shares and .05% of the average daily net assets of the fund attributable to Class C, F, R and 529 shares for its provision of administrative services.

The “Other expenses” items in the Annual Fund Operating Expenses table also include custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses applicable to all share classes.

Retail investors Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund’s investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services varies depending on the share class and services provided, and typically ranges from $3 to $19 per account. For Class 529 shares, an expense of up to a maximum of .10% paid to a state or states for oversight and administrative services is included as an “Other expenses” item.

New World Fund / Prospectus 32

Employer-sponsored retirement plan investors The amount paid for subtransfer agent/ recordkeeping services varies depending on the share class selected and the entity receiving the payments. The table below shows the maximum payments to entities providing these services to retirement plans.

	Payments to affiliated entities	Payments to unaffiliated entities
Class A	0.05% of assets or $12 per participant position[1]	0.05% of assets or $12 per participant position[1]
Class R-1	0.10% of assets	0.10% of assets
Class R-2	0.15% of assets plus $27 per participant position[2] or 0.35% of assets[3]	0.25% of assets
Class R-2E	N/A	0.20% of assets
Class R-3	0.10% of assets plus $12 per participant position[2] or 0.19% of assets[3]	0.15% of assets
Class R-4	0.10% of assets	0.10% of assets
Class R-5	0.05% of assets	0.05% of assets
Class R-6	none	none

1 Payment amount depends on the date services commenced.

2 Payment with respect to Recordkeeper Direct program.

3 Payment with respect to PlanPremier program.

New World Fund / Prospectus 33

Financial highlights

The Financial Highlights table is intended to help you understand the fund’s results for the past five fiscal years (and for the six months ended April 30, 2014). Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and capital gain distributions). Where indicated, figures in the table reflect the impact, if any, of certain waivers from Capital Research and Management Company. For more information about these waivers, see the fund’s statement of additional information and annual report. The information in the Financial Highlights table (except for information for the six months ended April 30, 2014) has been audited by Deloitte & Touche LLP, whose current report, along with the fund’s financial statements, is included in the statement of additional information, which is available upon request. The information for the six-month period presented has been derived from the fund’s unaudited financial statements and includes all adjustments that management considers necessary for a fair presentation of such information for the period presented.

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[4]	Ratio of net income to average net assets[2,4]
Class A:
Six months ended 4/30/2014[5,6]	$59.37	$.42	$ .58	$ 1.00	$(.57)	$(.61)	$(1.18)	$59.19	1.57%	$13,395	1.04%[7]	1.04%[7]	1.47%[7]
Year ended 10/31/2013	52.44	.66	6.98	7.64	(.71)	—	(.71)	59.37	14.71	13,221	1.06	1.06	1.20
Year ended 10/31/2012	49.61	.73	2.86	3.59	(.76)	—	(.76)	52.44	7.43	11,755	1.07	1.07	1.47
Year ended 10/31/2011	54.58	.71	(4.90)	(4.19)	(.78)	—	(.78)	49.61	(7.80)	11,945	1.02	1.02	1.33
Year ended 10/31/2010	44.76	.77	9.62	10.39	(.57)	—	(.57)	54.58	23.43	13,335	1.04	1.04	1.60
Year ended 10/31/2009	32.48	.76	12.03	12.79	(.51)	—	(.51)	44.76	40.04	10,369	1.18	1.17	2.11
Class B:
Six months ended 4/30/2014[5,6]	58.31	.18	.58	.76	(.02)	(.61)	(.63)	58.44	1.17	149	1.81[7]	1.81[7]	.63[7]
Year ended 10/31/2013	51.45	.23	6.87	7.10	(.24)	—	(.24)	58.31	13.85	192	1.83	1.83	.43
Year ended 10/31/2012	48.55	.33	2.84	3.17	(.27)	—	(.27)	51.45	6.61	237	1.84	1.84	.68
Year ended 10/31/2011	53.42	.28	(4.79)	(4.51)	(.36)	—	(.36)	48.55	(8.51)	304	1.80	1.80	.54
Year ended 10/31/2010	43.87	.38	9.43	9.81	(.26)	—	(.26)	53.42	22.48	417	1.82	1.82	.81
Year ended 10/31/2009	31.68	.48	11.82	12.30	(.11)	—	(.11)	43.87	38.94	399	1.96	1.95	1.35
(The Financial Highlights table continues on the following page.)
New World Fund / Prospectus 34

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[4]	Ratio of net income to average net assets[2,4]
Class C:
Six months ended 4/30/2014[5,6]	$57.34	$.18	$ .55	$ .73	$(.14)	$(.61)	$(.75)	$57.32	1.16%	$1,065	1.85%[7]	1.85%[7]	.66%[7]
Year ended 10/31/2013	50.67	.21	6.75	6.96	(.29)	—	(.29)	57.34	13.80	1,052	1.87	1.87	.39
Year ended 10/31/2012	47.91	.32	2.78	3.10	(.34)	—	(.34)	50.67	6.57	938	1.87	1.87	.66
Year ended 10/31/2011	52.80	.29	(4.74)	(4.45)	(.44)	—	(.44)	47.91	(8.51)	1,007	1.79	1.79	.56
Year ended 10/31/2010	43.43	.39	9.31	9.70	(.33)	—	(.33)	52.80	22.51	1,128	1.82	1.82	.83
Year ended 10/31/2009	31.32	.48	11.73	12.21	(.10)	—	(.10)	43.43	39.03	835	1.90	1.89	1.36
Class F—1:
Six months ended 4/30/2014[5,6]	58.96	.43	.56	.99	(.60)	(.61)	(1.21)	58.74	1.58	2,846	1.02[7]	1.02[7]	1.49[7]
Year ended 10/31/2013	52.09	.67	6.93	7.60	(.73)	—	(.73)	58.96	14.75	2,802	1.03	1.03	1.21
Year ended 10/31/2012	49.28	.75	2.83	3.58	(.77)	—	(.77)	52.09	7.47	2,052	1.03	1.03	1.51
Year ended 10/31/2011	54.23	.71	(4.86)	(4.15)	(.80)	—	(.80)	49.28	(7.78)	1,816	1.02	1.02	1.34
Year ended 10/31/2010	44.51	.77	9.55	10.32	(.60)	—	(.60)	54.23	23.43	1,884	1.04	1.04	1.61
Year ended 10/31/2009	32.28	.77	11.96	12.73	(.50)	—	(.50)	44.51	40.14	1,115	1.11	1.11	2.13
Class F—2:
Six months ended 4/30/2014[5,6]	59.46	.53	.54	1.07	(.75)	(.61)	(1.36)	59.17	1.69	2,365	.76[7]	.76[7]	1.84[7]
Year ended 10/31/2013	52.53	.85	6.97	7.82	(.89)	—	(.89)	59.46	15.06	1,673.76		.76	1.52
Year ended 10/31/2012	49.71	.88	2.85	3.73	(.91)	—	(.91)	52.53	7.77	1,106.77		.77	1.77
Year ended 10/31/2011	54.68	.86	(4.91)	(4.05)	(.92)	—	(.92)	49.71	(7.54)	923.76		.76	1.61
Year ended 10/31/2010	44.86	.91	9.63	10.54	(.72)	—	(.72)	54.68	23.77	829.76		.76	1.89
Year ended 10/31/2009	32.50	.75	12.17	12.92	(.56)	—	(.56)	44.86	40.51	402.83		.82	1.89
Class 529—A:
Six months ended 4/30/2014[5,6]	58.92	.40	.57	.97	(.54)	(.61)	(1.15)	58.74	1.53	795	1.11[7]	1.11[7]	1.40[7]
Year ended 10/31/2013	52.06	.62	6.93	7.55	(.69)	—	(.69)	58.92	14.65	776	1.12	1.12	1.14
Year ended 10/31/2012	49.29	.70	2.83	3.53	(.76)	—	(.76)	52.06	7.36	664	1.13	1.13	1.42
Year ended 10/31/2011	54.24	.69	(4.87)	(4.18)	(.77)	—	(.77)	49.29	(7.81)	602	1.06	1.06	1.30
Year ended 10/31/2010	44.51	.75	9.55	10.30	(.57)	—	(.57)	54.24	23.37	555	1.08	1.08	1.57
Year ended 10/31/2009	32.31	.75	11.97	12.72	(.52)	—	(.52)	44.51	40.06	374	1.18	1.17	2.09
New World Fund / Prospectus 35

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[4]	Ratio of net income to average net assets[2,4]
Class 529—B:
Six months ended 4/30/2014[5,6]	$57.81	$.15	$ .57	$ .72	—	$(.61)	$ (.61)	$57.92	1.13%	$ 17	1.92%[7]	1.92%[7]	.53%[7]
Year ended 10/31/2013	51.01	.18	6.80	6.98	(.18)	—	(.18)	57.81	13.72	21	1.93	1.93	.33
Year ended 10/31/2012	48.17	.28	2.82	3.10	(.26)	—	(.26)	51.01	6.50	26	1.94	1.94	.58
Year ended 10/31/2011	53.02	.24	(4.76)	(4.52)	(.33)	—	(.33)	48.17	(8.58)	33	1.88	1.88	.46
Year ended 10/31/2010	43.57	.34	9.37	9.71	(.26)	—	(.26)	53.02	22.38	42	1.90	1.90	.73
Year ended 10/31/2009	31.51	.45	11.75	12.20	(.14)	—	(.14)	43.57	38.91	37	2.01	2.00	1.29
Class 529—C:
Six months ended 4/30/2014[5,6]	57.42	.17	.55	.72	(.11)	(.61)	(.72)	57.42	1.12	177	1.91[7]	1.91[7]	.60[7]
Year ended 10/31/2013	50.77	.18	6.76	6.94	(.29)	—	(.29)	57.42	13.74	174	1.92	1.92	.34
Year ended 10/31/2012	48.05	.29	2.79	3.08	(.36)	—	(.36)	50.77	6.51	150	1.94	1.94	.60
Year ended 10/31/2011	52.98	.25	(4.76)	(4.51)	(.42)	—	(.42)	48.05	(8.58)	142	1.88	1.88	.49
Year ended 10/31/2010	43.57	.36	9.35	9.71	(.30)	—	(.30)	52.98	22.39	129	1.89	1.89	.76
Year ended 10/31/2009	31.50	.44	11.76	12.20	(.13)	—	(.13)	43.57	38.89	87	2.00	2.00	1.26
Class529—E:
Six months ended 4/30/2014[5,6]	58.45	.33	.56	.89	(.41)	(.61)	(1.02)	58.32	1.41	38	1.34%[7]	1.34%[7]	1.16%[7]
Year ended 10/31/2013	51.65	.50	6.87	7.37	(.57)	—	(.57)	58.45	14.37	38	1.36	1.36	.91
Year ended 10/31/2012	48.87	.57	2.82	3.39	(.61)	—	(.61)	51.65	7.10	32	1.38	1.38	1.16
Year ended 10/31/2011	53.81	.53	(4.83)	(4.30)	(.64)	—	(.64)	48.87	(8.10)	30	1.35	1.35	1.00
Year ended 10/31/2010	44.19	.60	9.49	10.09	(.47)	—	(.47)	53.81	23.01	29	1.38	1.38	1.27
Year ended 10/31/2009	32.03	.63	11.90	12.53	(.37)	—	(.37)	44.19	39.61	19	1.49	1.48	1.78
Class 529—F—1:
Six months ended 4/30/2014[5,6]	59.00	.46	.56	1.02	(.65)	(.61)	(1.26)	58.76	1.62	47	.90[7]	.90[7]	1.62[7]
Year ended 10/31/2013	52.13	.74	6.93	7.67	(.80)	—	(.80)	59.00	14.87	44.92		.92	1.34
Year ended 10/31/2012	49.36	.80	2.83	3.63	(.86)	—	(.86)	52.13	7.59	34.93		.93	1.62
Year ended 10/31/2011	54.31	.79	(4.88)	(4.09)	(.86)	—	(.86)	49.36	(7.65)	28.87		.87	1.50
Year ended 10/31/2010	44.55	.85	9.56	10.41	(.65)	—	(.65)	54.31	23.63	26.88		.88	1.77
Year ended 10/31/2009	32.36	.81	11.97	12.78	(.59)	—	(.59)	44.55	40.31	15.99		.98	2.27
(The Financial Highlights table continues on the following page.)
New World Fund / Prospectus 36

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[4]	Ratio of net income to average net assets[2,4]
Class R—1:
Six months ended 4/30/2014[5,6]	$57.51	$.20	$ .54	$ .74	$(.16)	$(.61)	$(.77)	$57.48	1.18%	$ 37	1.80%[7]	1.80%[7]	.72%[7]
Year ended 10/31/2013	50.76	.24	6.78	7.02	(.27)	—	(.27)	57.51	13.89	36	1.79	1.79	.46
Year ended 10/31/2012	47.98	.34	2.79	3.13	(.35)	—	(.35)	50.76	6.61	33	1.83	1.83	.70
Year ended 10/31/2011	52.87	.28	(4.75)	(4.47)	(.42)	—	(.42)	47.98	(8.53)	41	1.82	1.82	.53
Year ended 10/31/2010	43.51	.38	9.33	9.71	(.35)	—	(.35)	52.87	22.44	44	1.85	1.85	.80
Year ended 10/31/2009	31.45	.43	11.77	12.20	(.14)	—	(.14)	43.51	38.94	32	1.96	1.96	1.20
Class R—2:
Six months ended 4/30/2014[5,6]	57.49	.20	.55	.75	(.16)	(.61)	(.77)	57.47	1.17	365	1.79[7]	1.79[7]	.71[7]
Year ended 10/31/2013	50.80	.26	6.77	7.03	(.34)	—	(.34)	57.49	13.90	370	1.78	1.78	.48
Year ended 10/31/2012	48.04	.34	2.79	3.13	(.37)	—	(.37)	50.80	6.60	338	1.83	1.83	.71
Year ended 10/31/2011	52.91	.29	(4.75)	(4.46)	(.41)	—	(.41)	48.04	(8.49)	333	1.80	1.80	.55
Year ended 10/31/2010	43.50	.37	9.33	9.70	(.29)	—	(.29)	52.91	22.45	364	1.84	1.84	.80
Year ended 10/31/2009	31.48	.43	11.74	12.17	(.15)	—	(.15)	43.50	38.80	280	2.03	2.02	1.22
Class R—3:
Six months ended 4/30/2014[5,6]	58.58	.33	.56	.89	(.42)	(.61)	(1.03)	58.44	1.41	476	1.33[7]	1.33[7]	1.17[7]
Year ended 10/31/2013	51.76	.51	6.89	7.40	(.58)	—	(.58)	58.58	14.41	472	1.34	1.34	.92
Year ended 10/31/2012	48.97	.58	2.82	3.40	(.61)	—	(.61)	51.76	7.12	414	1.36	1.36	1.18
Year ended 10/31/2011	53.91	.53	(4.84)	(4.31)	(.63)	—	(.63)	48.97	(8.09)	395	1.35	1.35	1.00
Year ended 10/31/2010	44.29	.61	9.50	10.11	(.49)	—	(.49)	53.91	23.01	398	1.38	1.38	1.28
Year ended 10/31/2009	32.09	.64	11.93	12.57	(.37)	—	(.37)	44.29	39.66	279	1.47	1.46	1.77
Class R—4:
Six months ended 4/30/2014[5,6]	59.19	.45	.55	1.00	(.61)	(.61)	(1.22)	58.97	1.58	426	1.00[7]	1.00[7]	1.55[7]
Year ended 10/31/2013	52.29	.69	6.96	7.65	(.75)	—	(.75)	59.19	14.79	369	1.01	1.01	1.26
Year ended 10/31/2012	49.46	.76	2.85	3.61	(.78)	—	(.78)	52.29	7.50	292	1.01	1.01	1.53
Year ended 10/31/2011	54.43	.71	(4.89)	(4.18)	(.79)	—	(.79)	49.46	(7.80)	258	1.01	1.01	1.34
Year ended 10/31/2010	44.68	.78	9.59	10.37	(.62)	—	(.62)	54.43	23.46	268	1.03	1.03	1.63
Year ended 10/31/2009	32.43	.76	12.02	12.78	(.53)	—	(.53)	44.68	40.13	170	1.11	1.10	2.07
New World Fund / Prospectus 37

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[4]	Ratio of net income to average net assets[2,4]
Class R—5:
Six months ended 4/30/2014[5,6]	$59.66	$.53	$ .56	$ 1.09	$(.77)	$(.61)	$(1.38)	$59.37	1.73%	$ 524	.70%[7]	.70%[7]	1.84%[7]
Year ended 10/31/2013	52.68	.87	7.01	7.88	(.90)	—	(.90)	59.66	15.14	477.70		.70	1.56
Year ended 10/31/2012	49.85	.91	2.86	3.77	(.94)	—	(.94)	52.68	7.81	383.72		.72	1.82
Year ended 10/31/2011	54.81	.84	(4.88)	(4.04)	(.92)	—	(.92)	49.85	(7.50)	363.71		.71	1.57
Year ended 10/31/2010	44.94	.91	9.66	10.57	(.70)	—	(.70)	54.81	23.79	554.74		.74	1.90
Year ended 10/31/2009	32.65	.93	12.02	12.95	(.66)	—	(.66)	44.94	40.56	450.80		.80	2.65
Class R—6:
Six months ended 4/30/2014[5,6]	59.58	.55	.55	1.10	(.80)	(.61)	(1.41)	59.27	1.74	1,247	.65[7]	.65[7]	1.91[7]
Year ended 10/31/2013	52.61	.89	7.01	7.90	(.93)	—	(.93)	59.58	15.19	1,043.65		.65	1.60
Year ended 10/31/2012	49.80	.94	2.84	3.78	(.97)	—	(.97)	52.61	7.87	630.66		.66	1.89
Year ended 10/31/2011	54.76	.90	(4.91)	(4.01)	(.95)	—	(.95)	49.80	(7.46)	426.66		.66	1.70
Year ended 10/31/2010	44.85	.94	9.65	10.59	(.68)	—	(.68)	54.76	23.89	327.68		.68	1.96
Six months ended 10/31/2009 [5,8]	34.02	.40	10.43	10.83	—	—	—	44.85	31.83	232	.75[7]	.75[7]	1.94[7]

	Six months ended April 30[5,6]	Year ended October 31
	2014	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	16%	36%	25%	25%	20%	36%

[1]	Based on average shares outstanding.
[2]	For the six months ended April 30, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.19 and .33 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	This column reflects the impact, if any, of certain waivers from Capital Research and Management Company. During one of the periods shown, Capital Research and Management Company reduced fees for investment advisory services.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Unaudited.
[7]	Annualized.
[8]	Class R-6 shares were offered beginning May 1, 2009.
New World Fund / Prospectus 38

For shareholder services	American Funds Service Company (800) 421-4225
For retirement plan services	Call your employer or plan administrator
For 529 plans	American Funds Service Company (800) 421-4225, ext. 529
For 24-hour information	American FundsLine (800) 325-3590 americanfunds.com For Class R share information, visit AmericanFundsRetirement.com
Telephone calls you have with American Funds may be monitored or recorded for quality assurance, verification and recordkeeping purposes. By speaking to American Funds on the telephone, you consent to such monitoring and recording.

Multiple translations This prospectus may be translated into other languages. If there is any inconsistency or ambiguity, the English text will prevail.

Annual/Semi-annual report to shareholders The shareholder reports contain additional information about the fund, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the fund’s investment strategies, and the independent registered public accounting firm’s report (in the annual report).

Program description The CollegeAmerica® 529 program description contains additional information about the policies and services related to 529 plan accounts.

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the fund, including the fund’s financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the fund, the fund’s investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the fund are available for review or to be copied at the SEC’s Public Reference Room in Washington, D.C., (202) 551-8090, on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The codes of ethics, current SAI and shareholder reports are also available, free of charge, on our website, americanfunds.com.

E-delivery and household mailings Each year you are automatically sent an updated summary prospectus and annual and semi-annual reports for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, americanfunds.com.

If you would like to opt out of household-based mailings or receive a complimentary copy of the current SAI, codes of ethics, annual/semi-annual report to shareholders or applicable program description, please call American Funds Service Company at (800) 421-4225 or write to the secretary of the fund at 333 South Hope Street, Los Angeles, California 90071-1406.

Securities Investor Protection Corporation (SIPC) Shareholders may obtain information about SIPC® on its website at sipc.org or by calling (202) 371-8300.

MFGEPRX-036-0814P Litho in USA CGD/ALD/8017	Investment Company File No. 811-09105

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	MICHAEL W. STOCKTON
MICHAEL W. STOCKTON
SECRETARY

New World Fund, Inc.®

Part B
Statement of Additional Information

August 29, 2014

This document is not a prospectus but should be read in conjunction with the current prospectus of New World Fund, Inc. (the “fund”) dated August 29, 2014. You may obtain a prospectus from your financial advisor, by calling American Funds Service Company® at (800) 421-4225 or by writing to the fund at the following address:

New World Fund, Inc.
Attention: Secretary

333 South Hope Street
Los Angeles, California 90071

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial advisor, investment dealer, plan recordkeeper or employer for more information.

Class A	NEWFX	Class 529-A	CNWAX	Class R-1	RNWAX
Class B	NEWBX	Class 529-B	CNWBX	Class R-2	RNWBX
Class C	NEWCX	Class 529-C	CNWCX	Class R-2E	RNEBX
Class F-1	NWFFX	Class 529-E	CNWEX	Class R-3	RNWCX
Class F-2	NFFFX	Class 529-F-1	CNWFX	Class R-4	RNWEX
				Class R-5	RNWFX
				Class R-6	RNWGX

Investment portfolio
Financial statements

New World Fund - Page 1

Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

General

•	The fund will invest at least 35% of its assets in equity and debt securities of issuers based primarily in qualified countries with developing economies and/or markets. The prospectus contains information on factors considered in determining whether a country is qualified, as well as information on the qualified developing countries in which the fund may currently invest.

Equity securities

•	The fund may invest its assets in equity securities of any company, regardless of where it is based, if the fund’s investment adviser determines that a significant portion of its assets or revenues (generally 20% or more) is attributable to developing countries.

Debt securities

•	The fund may invest up to 25% of its assets in nonconvertible debt securities, including government bonds and securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined to be of equivalent quality, of issuers primarily based in qualified countries with developing economies and/or markets, or of issuers that the fund’s investment adviser determines have a significant portion of their assets or revenues (generally 20% or more) attributable to developing countries. The fund will generally purchase debt securities considered consistent with its objective of long-term capital appreciation. The fund currently intends to look to the ratings from Moody’s Investors Service, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund's investment policies.

* * * * * *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

New World Fund - Page 2

Description of certain securities and investment techniques

The descriptions below are intended to supplement the material in the prospectus under “Investment objective, strategies and risks.”

Equity securities — Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks and may also include securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity securities are not creditors of the issuer. As such, if an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss particularly in the case of smaller capitalization stocks.

Investing in smaller capitalization stocks — The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of $4.0 billion and below at the time of purchase). The investment adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

Investing outside the U.S. — Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, developing countries may have less stable governments, may present the risks of nationalization of businesses, may have restrictions on foreign ownership and prohibitions on the repatriation of assets and may have less protection of property rights than more developed countries. The economies of developing countries may be reliant on only

New World Fund - Page 3

a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Stock exchanges in emerging markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

In determining where an issuer of a security is based, the investment adviser may consider such factors as where the company is legally organized, maintains its principal corporate offices and/or conducts its principal operations.

Additional costs could be incurred in connection with the fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

Certain risk factors related to developing countries

Currency fluctuations — The fund’s investments may be valued in currencies other than the U.S. dollar. Certain developing countries’ currencies have experienced and may in the future experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the fund’s securities holdings would generally depreciate and vice versa. Consistent with its investment objective, the fund can engage in certain currency transactions to hedge against currency fluctuations. See “Currency Transactions” below.

Government regulation — The political, economic and social structures of certain developing countries may be more volatile and less developed than those in the United States. Certain developing countries lack uniform accounting, auditing and financial reporting standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing market countries. While the fund will only invest in markets where these restrictions are considered acceptable, a country could impose new or additional repatriation restrictions after the fund’s investment. If this happened, the fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the fund’s liquidity needs and all other positive and negative factors. Further, some attractive equity securities may not be available to the fund due to foreign shareholders already holding the maximum amount legally permissible.

While government involvement in the private sector varies in degree among developing countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that

New World Fund - Page 4

some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the fund’s investments.

Less developed securities markets — Developing countries may have less well-developed securities markets and exchanges. These markets have lower trading volumes than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks — Settlement systems in developing countries are generally less well organized than developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the fund to suffer a loss. The fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the fund will be successful in eliminating this risk, particularly as counterparties operating in developing countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the fund.

Investor information — The fund may encounter problems assessing investment opportunities in certain developing securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the fund’s investment adviser will seek alternative sources of information, and to the extent the investment adviser may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the fund will not invest in such market or security.

Taxation — Taxation of dividends and capital gains received by non-residents varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation — The fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the U.S. and companies domiciled outside of the U.S.

Fraudulent securities — Securities purchased by the fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the fund.

Loan assignments and participations — The fund may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively "borrowers"). The investment adviser defines debt securities to include investments in loans, such as loan assignments and participations. Most corporate loans are variable or floating rate obligations.

New World Fund - Page 5

Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the fund is committed to advance additional funds, the fund will segregate assets determined to be liquid in an amount sufficient to meet such commitments.

Some loans may represent debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the fund’s only recourse will be against the collateral securing the DIP financing.

The fund normally acquires loan obligations through an assignment from another lender, but may also acquire loan obligations by purchasing a participation interest from a lender or other holder of the interest. When the fund purchases assignments, it acquires direct contractual rights against the borrower on the loan. The fund acquires the right to receive principal and interest payments directly from the borrower and to enforce its rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan. Risks may also arise due to the ability of the agent to meet its obligations under the loan agreement.

Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement and may not directly benefit from any collateral supporting the loan. As a result, the fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Loan assignments and participations are generally subject to legal or contractual restrictions on resale and are not currently listed on any securities exchange or automatic quotation system. Risks may arise due to delayed settlements of loan assignments and participations. If there is no active secondary market for a particular loan, it may be difficult for the investment adviser to sell its interest in such loan at a price that is acceptable to it and to obtain pricing information on such loan.

Investments in loan participations and assignments present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

Currency transactions — The fund may enter into currency transactions to provide for the purchase or sale of a currency needed to purchase a security denominated in that currency (often referred to as a

New World Fund - Page 6

spot or cover transaction). The fund may also enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may cross hedge and purchase or sell one currency against another currency (other than the U.S. dollar).

Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Generally, the fund will not attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of the fund’s commitment increases because of changes in exchange rates, the fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. The fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. Entering into forward currency transactions may change the fund’s exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as expected by the fund’s investment adviser. For example, if the fund’s investment adviser increases the fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, the fund may incur a loss. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the U.S. Securities and Exchange Commission.

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Internal Revenue Code and may cause an increase (or decrease) in the amount of taxable dividends paid by the fund.

Warrants and rights — The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.

Debt securities — Debt securities, also known as “fixed-income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of

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debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities.

Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or a period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities and derivative instruments. For example, during the financial crisis of 2007-2009, the Federal Reserve implemented a number of economic policies that impacted, and may continue to impact, interest rates and the market. These policies, as well as potential actions by governmental entities both in and outside of the U.S., may expose fixed-income markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of the fund’s portfolio to decline. Prices of debt securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund’s portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a

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rating is assigned and updated. The investment adviser considers these ratings of securities as one of many criteria in making its investment decisions.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix to this statement of additional information for more information about credit ratings.

Securities with equity and debt characteristics — The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt or vice versa. Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stocks or other securities at a stated conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price. These securities ordinarily do not have voting rights and, prior to conversion, may pay a fixed rate of interest or a dividend. They may have preference over common stocks with respect to dividends and any residual assets after payment to creditors should the issuer be dissolved. Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

These securities may include hybrid securities, which also have equity and debt characteristics. Such securities are normally at the bottom of an issuer’s debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems.

The prices and yields of nonconvertible preferred securities or preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to the factors affecting debt securities. Nonconvertible preferred securities will be treated as debt for fund investment limit purposes.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates and in government policies, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter).

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include The Federal Financing Bank (“FFB”), the Government National Mortgage Association (“Ginnie Mae”), the Veterans Administration (“VA”), the Federal Housing Administration (“FHA”), the Export-Import Bank (“Exim Bank”), the Overseas Private Investment Corporation (“OPIC”), the Commodity Credit Corporation (“CCC”) and the Small Business Administration (“SBA”).

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form

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of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), Tennessee Valley Authority and Federal Farm Credit Bank System.

On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

Forward commitment, when issued and delayed delivery transactions — The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund’s portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of

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or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

Inflation linked bonds — The fund may invest in inflation linked bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation linked bond is adjusted in response to changes in the level of an inflation index, such as the Consumer Price Index for Urban Consumers (“CPURNSA”). If the index measuring inflation falls, the principal value or coupon of these securities will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Also, if the principal value of these securities is adjusted according to the rate of inflation, the adjusted principal value repaid at maturity may be less than the original principal. In the case of U.S. Treasury Inflation-Protected Securities (“TIPS”), currently the only inflation linked security that is issued by the U.S Treasury, the principal amounts are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted CPURNSA, calculated with a three-month lag). TIPS may pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond, this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. The current market value of TIPS is not guaranteed and will fluctuate. However, the U.S. government guarantees that, at maturity, principal will be repaid at the higher of the original face value of the security (in the event of deflation) or the inflation adjusted value.

Other non-U.S. sovereign governments also issue inflation linked securities that are tied to their own local consumer price index and that offer similar deflationary protection. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Corporations also periodically issue inflation linked securities tied to CPURNSA or similar inflationary indexes. While TIPS and non-U.S. sovereign inflation linked securities are currently the largest part of the inflation linked market, the fund may invest in corporate inflation linked securities.

The value of inflation protected securities is expected to change in response to the changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of the inflation protected securities. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected securities. There can be no assurance, however, that the value of inflation protected securities will be directly correlated to the changes in interest rates. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The interest rate for inflation linked bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

The market for inflation protected securities may be less developed or liquid, and more volatile, than certain other securities markets. There is a limited number of inflation protected securities currently available for the fund to purchase, making the market less liquid and more volatile than the U.S. Treasury and agency markets.

Cash and cash equivalents — The fund may hold cash or invest in cash equivalents. Cash equivalents include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)); (b) short-term bank obligations (for example, certificates of deposit,

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bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (d) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

Restricted or illiquid securities — The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund’s board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

* * * * * *

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Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored.

The fund’s portfolio turnover rates for the fiscal years ended October 31, 2013 and 2012 were 36% and 25%, respectively. The portfolio turnover rate would equal 100% if each security in a fund’s portfolio were replaced once per year. See “Financial highlights” in the prospectus for the fund’s annual portfolio turnover rate for each of the last five fiscal years.

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Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1. Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a.	Borrow money;
b.	Issue senior securities;
c.	Underwrite the securities of other issuers;
d.	Purchase or sell real estate or commodities;
e.	Make loans; or
f.	Purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

2. The fund may not invest in companies for the purpose of exercising control or management.

Nonfundamental policies — The following policy may be changed without shareholder approval:

The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Additional information about the fund’s policies — The information below is not part of the fund’s fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

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For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security by the fund.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1e, the fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest more than 25% of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. Government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.

The fund currently does not intend to engage in securities lending, purchase securities on margin, sell securities short or invest in puts, calls, straddles or spreads or combinations thereof.

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Management of the fund

Board of directors and officers

“Independent” directors1

The fund’s nominating and governance committee and board select independent directors with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the fund’s service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The fund seeks independent directors who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent director has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the fund’s independent directors draw in connection with their service, the following table summarizes key experience for each independent director. These references to the qualifications, attributes and skills of the directors are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any director or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent directors is considered an “expert” within the meaning of the federal securities laws with respect to information in the fund’s registration statement.

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Name, age and position with fund (year first elected as a director2)	Principal occupation(s) during the past five years	Number of portfolios overseen by director	Other directorships[3] held by director during the past five years	Other relevant experience
Elisabeth Allison, 67 Director (1999)	Director, The Stanton Foundation; former Senior Business Advisor, Harvard Medical School	3	Former director of Helicos BioSciences Corporation (until 2011)

•   Senior corporate management experience, international publishing company

•   Business consulting experience

•   Corporate board experience

•   Service as associate professor, economics

•   Service on advisory boards, trustee boards or finance committees for educational, charitable, municipal and nonprofit organizations

•   Ph.D., business economics

Vanessa C. L. Chang, 62 Director (2005)	Director, EL & EL Investments (real estate)	7	Edison International; Transocean Ltd.

•   Service as a chief executive officer, insurance-related (claims/dispute resolution) internet company

•   Senior management experience, investment banking

•   Former partner, public accounting firm

•   Corporate board experience

•   Service on advisory and trustee boards for charitable, educational and nonprofit organizations

•   Former member of the Governing Council of the Independent Directors Council

•   C.P.A. (inactive)

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Name, age and position with fund (year first elected as a director2)	Principal occupation(s) during the past five years	Number of portfolios overseen by director	Other directorships[3] held by director during the past five years	Other relevant experience
Nicholas Donatiello, Jr., 54 Director (2008)	President and CEO, Odyssey Ventures, Inc. (business strategy and marketing consulting); Lecturer, Graduate School of Business, Stanford University	3	Dolby Laboratories, Inc.	• Corporate board experience • Service on advisory and trustee boards for charitable and nonprofit organizations • Global media and technology consultant • M.B.A.
Pablo R. González Guajardo, 46 Director (2014)	CEO, Kimberly-Clark de México, S.A.B. de C.V.	3	Kimberly-Clark de México, S.A.B. de C.V.; América Móvil, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.	• Service as a chief executive officer • Senior corporate management experience • Corporate board experience • Service on advisory and trustee boards for nonprofit organizations • M.B.A.
Koichi Itoh, 73 Chairman of the Board (Independent and Non-Executive) (1999)	Chairman, Itoh Building Co., Ltd. (building management)	6	None	• Senior management experience with multiple companies • Service on advisory and trustee boards for educational, charitable and nonprofit organizations
William H. Kling, [4] 72 Director (1999)	President Emeritus and former CEO, American Public Media	10	Former director of Irwin Financial Corporation (until 2009)

•   Service as chief executive officer, media and entertainment company

•   Media and technology consultant

•   Corporate board experience

•   Service on advisory and trustee boards for charitable and nonprofit organizations

•    B.A., economics

•   M.S., mass communications

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Name, age and position with fund (year first elected as a director2)	Principal occupation(s) during the past five years	Number of portfolios overseen by director	Other directorships[3] held by director during the past five years	Other relevant experience
William I. Miller,[4] 58 Director (1999)	President, The Wallace Foundation Chairman, Irwin Management Company; former Chairman of the Board and CEO, Irwin Financial Corporation	3	Cummins, Inc.	• Service as chief executive officer • Corporate board experience • Service on advisory and trustee boards for charitable, educational and nonprofit organizations • M.B.A.
Alessandro Ovi, 70 Director (2001)	Publisher and Editor, Technology Review; President, TechRev.srl; former Special Advisor to the Italian Prime Minister (2005 – 2008); former Special Advisor to the President of the European Commission (2001 – 2005)	3	Guala Closures SpA; Landi Renzo SpA; ST Microelectronics SNV Former director of Enia SpA (until 2010); Telecom Italia Media SpA (until 2012)	• Corporate board experience • Service on university trustee board • M.S.

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“Interested” director(s)5,6

Interested directors have similar qualifications, skills and attributes as the independent directors. Interested directors are senior executive officers and/or directors of Capital Research and Management Company or its affiliates. Such management roles with the fund’s service providers also permit the interested directors to make a significant contribution to the fund’s board.

Name, age and position with fund (year first elected as a director/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund	Number of portfolios overseen by director	Other directorships[3] held by director during the past five years
Michael J. Thawley, 64 Vice Chairman of the Board (2008)	Senior Vice President, Capital Research and Management Company; Senior Vice President and International Advisor, Capital Strategy Research, Inc.*	5	None
Robert W. Lovelace, 51 President and Director (1999)	President and Director, Capital Research and Management Company; Senior Vice President – Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.*	2	None

Other officers6

Name, age and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Mark E. Denning, 56 Senior Vice President (1999)	Senior Vice President – Capital Research Global Investors, Capital Research Company*; Senior Vice President – Capital Research Global Investors, Capital International, Inc.*; Director, Capital Research and Management Company
Nicholas J. Grace, 48 Senior Vice President (2008)	Senior Vice President – Capital World Investors, Capital Research Company*
Walter R. Burkley, 48 Vice President (2012)	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company*
Michael J. Downer, 59 Vice President (2003)	Director, Senior Vice President, Secretary and Chief Legal Officer, Capital Research and Management Company; Director, American Funds Distributors, Inc.*; Chairman of the Board, Capital Bank and Trust Company*
Bradford F. Freer, 45 Vice President (2006)	Senior Vice President – Capital World Investors, Capital Research and Management Company
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Name, age and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
F. Galen Hoskin, 49 Vice President (2008)	Senior Vice President – Capital World Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.*
Carl M. Kawaja, 50 Vice President (1999)	Senior Vice President – Capital World Investors, Capital Research and Management Company; Chairman of the Board, Capital International Asset Management (Canada), Inc.*; Director, The Capital Group Companies, Inc.*
Winnie Kwan, 42 Vice President (2010)	Senior Vice President – Capital Research Global Investors, Capital International, Inc.*; Director, The Capital Group Companies, Inc.*
Christopher M. Thomsen, 43 Vice President (2014)	Senior Vice President – Capital Research Global Investors, Capital Research Company*
Michael W. Stockton, 47 Secretary (2013)	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 42 Treasurer (2010)	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 48 Assistant Secretary (2013)	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 63 Assistant Treasurer (2010)	Vice President – Investment Operations, Capital Research and Management Company
Ari M. Vinocor, 39 Assistant Treasurer (2011)	Vice President – Investment Operations, Capital Research and Management Company
*	Company affiliated with Capital Research and Management Company.
[1]	The term “independent” director refers to a director who is not an “interested person” of the fund within the meaning of the 1940 Act.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each director as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.
[4]	Irwin Financial Corporation filed a petition for liquidation under Chapter 7 of the federal Bankruptcy Code on September 21, 2009. This action followed the issuance of consent orders by relevant federal and state banking authorities and the appointment of the Federal Deposit Insurance Corporation as receiver for Irwin Financial Corporation’s two banking subsidiaries.
[5]	The term “interested” director refers to a director who is an “interested person” of the fund within the meaning of the 1940 Act, on the basis of his or her affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the officers listed, with the exception of Winnie Kwan, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all directors and officers of the fund is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

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Fund shares owned by directors as of December 31, 2013:

Name	Dollar range[1] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by director	Dollar range[1,2] of independent directors deferred compensation[3] allocated to fund	Aggregate dollar range[1,2] of independent directors deferred compensation[3] allocated to all funds within American Funds family overseen by director
“Independent” directors
Elisabeth Allison	Over $100,000	Over $100,000	N/A	N/A
Vanessa C. L. Chang	Over $100,000	Over $100,000	N/A	N/A
Nicholas Donatiello, Jr.	$10,001 – $50,000	Over $100,000	N/A	N/A
Pablo R. González Guajardo[4]	$10,001 – $50,000	Over $100,000	$10,001 – $50,000	$10,001 – $50,000
Koichi Itoh	Over $100,000	Over $100,000	N/A	Over $100,000
William H. Kling	Over $100,000	Over $100,000	N/A	N/A
William I. Miller	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Alessandro Ovi	Over $100,000	Over $100,000	N/A	N/A

Name	Dollar range[1] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by directors
“Interested” directors
Robert W. Lovelace	Over $100,000	Over $100,000
Michael J. Thawley	Over $100,000	Over $100,000
[1]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for “interested” directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
[2]	N/A indicates that the listed individual, as of December 31, 2013, was not a director of a particular fund, did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.
[3]	Eligible directors may defer their compensation under a nonqualified deferred compensation plan. Amounts deferred by the director accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the director.
[4]	Mr. González was elected to the board effective April 1, 2014. The fund shares owned information is as of June 30, 2014.
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Director compensation — No compensation is paid by the fund to any officer or director who is a director, officer or employee of the investment adviser or its affiliates. Except for the independent directors listed in the “Board of directors and officers — ‘Independent’ directors” table under the “Management of the fund” section in this statement of additional information, all other officers and directors of the fund are directors, officers or employees of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The fund typically pays each independent director an annual fee, which ranges from $13,125 to $28,350, based primarily on the total number of board clusters on which that independent director serves.

In addition, the fund generally pays independent directors attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent directors also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent director each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses. Independent directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent directors.

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Director compensation earned during the fiscal year ended October 31, 2013:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the fund	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates
Elisabeth Allison	$46,499	$148,667
Vanessa C. L. Chang	38,331	238,292
Nicholas Donatiello, Jr.	56,829	177,167
Pablo R. González Guajardo[2]	None	None
Koichi Itoh[3]	53,912	272,250
William H. Kling	32,874	356,125
William I. Miller[3]	46,499	148,667
Alessandro Ovi[3]	53,332	166,667
[1]	Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan adopted by the fund in 1999. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the directors. Compensation shown in this table for the fiscal year ended October 31, 2013 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.
[2]	Mr. González was elected to the board effective April 1, 2014.
[3]	Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the end of the 2013 fiscal year for participating directors is as follows: Koichi Itoh ($660,327), William I. Miller ($199,573) and Alessandro Ovi ($64,141). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the directors.

As of August 1, 2014, the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

Fund organization and the board of directors — The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on November 13, 1998. At a meeting of the fund's shareholders on November 24, 2009, shareholders approved the reorganization of the fund to a Delaware statutory trust. The reorganization may be completed in 2014; however, the fund reserves the right to delay the implementation. A summary comparison of the governing documents and state laws affecting the Delaware statutory trust and the current form of organization of the fund can be found in a joint proxy statement available on the SEC’s website at sec.gov. Although the board of directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the business affairs of a fund are managed under the direction of the board of directors, and all powers of the fund are exercised by or under the authority of the board except as reserved to the shareholders by law or the fund’s charter or by-laws. Maryland law requires each director to perform his/her duties as a director, including his/her duties as a member of any board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees

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and other expenses properly attributable to the particular class as approved by the board of directors and set forth in the fund's rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund’s Class 529 shares, the Virginia College Savings PlanSM will vote any proxies relating to the fund’s Class 529 shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

The fund’s articles of incorporation and by-laws, as well as separate indemnification agreements with independent directors, provide in effect that, subject to certain conditions, the fund will indemnify its officers and directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, directors are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Leadership structure — The board’s chair is currently an independent director who is not an “interested person” of the fund within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent directors in executive session, facilitating communication with committee chairs, and serving as the principal independent director contact for fund management and counsel to the independent directors and the fund.

Risk oversight — Day-to-day management of the fund, including risk management, is the responsibility of the fund’s contractual service providers, including the fund’s investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the fund’s operations, including the processes and associated risks relating to the fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The board of directors oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the fund’s service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the fund’s investments and trading. The board also receives compliance reports from the fund’s and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the fund’s board, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the fund’s audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

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Not all risks that may affect the fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the fund’s objectives. As a result of the foregoing and other factors, the ability of the fund’s service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of directors — The fund has an audit committee comprised of Elisabeth Allison, Vanessa C. L. Chang, Pablo R. González Guajardo and William I. Miller, none of whom is an “interested person” of the fund within the meaning of the 1940 Act. The committee provides oversight regarding the fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund’s principal service providers. The committee acts as a liaison between the fund’s independent registered public accounting firm and the full board of directors. The audit committee held five meetings during the 2013 fiscal year.

The fund has a contracts committee comprised of all of its independent board members, none of whom is an “interested person” of the fund within the meaning of the 1940 Act. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of directors on these matters. The contracts committee held one meeting during the 2013 fiscal year.

The fund has a nominating and governance committee comprised of Nicholas Donatiello, Jr., William H. Kling and Alessandro Ovi, none of whom is an “interested person” of the fund within the meaning of the 1940 Act. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. The committee also evaluates, selects and nominates independent director candidates to the full board of directors. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund’s secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held five meetings during the 2013 fiscal year.

Proxy voting procedures and principles — The fund’s investment adviser, in consultation with the fund’s board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the fund, other American Funds and American Funds Insurance Series. The complete text of these principles is available on the American Funds website at americanfunds.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds’ boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal. In addition, the funds’ boards monitor the proxy voting process and generally provide guidance with respect to the Principles through a joint proxy committee of the American Funds.

The investment adviser seeks to vote all U.S. proxies; however, in certain circumstances it may be impracticable or impossible to do so. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A notation of any potential conflicts of interest also is included in the summary (see below for a description of Capital Research and Management Company’s special review procedures). For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is

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made by one or more of the division’s investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst or other individual with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision.

The boards of the equity-oriented funds managed by the investment adviser have established a Joint Proxy Committee (“JPC”) composed of independent board members from each board. The JPC’s role is to facilitate appropriate oversight of the proxy voting process and provide valuable input on corporate governance and related matters. Members of the JPC also may be called upon to resolve voting conflicts involving funds co-managed by the investment adviser’s equity investment divisions and vote proxies when necessary as a result of regulatory requirements (see below for more information).

From time to time the investment adviser may vote proxies issued by, or on proposals sponsored or publicly supported by (1) a client with substantial assets managed by the investment adviser or its affiliates, (2) an entity with a significant business relationship with the American Funds organization, or (3) a company with a director of an American Fund on its board (each referred to as an “Interested Party”). Other persons or entities may also be deemed an Interested Party if facts or circumstances appear to give rise to a potential conflict. The investment adviser analyzes these proxies and proposals on their merits and does not consider these relationships when casting its vote.

The investment adviser has developed procedures to identify and address instances where a vote could appear to be influenced by such a relationship. Under the procedures, prior to a final vote being cast by the investment adviser, the relevant proxy committees’ voting results for proxies issued by Interested Parties are reviewed by a Special Review Committee (“SRC”) of the investment division voting the proxy if the vote was in favor of the Interested Party.

If a potential conflict is identified according to the procedure above, the SRC will be provided with a summary of any relevant communications with the Interested Party, the rationale for the voting decision, information on the organization’s relationship with the party and any other pertinent information. The SRC will evaluate the information and determine whether the decision was in the best interest of fund shareholders. It will then accept or override the voting decision or determine alternative action. The SRC includes senior investment professionals and legal and compliance professionals.

In cases where a fund is co-managed and a portfolio company is held by more than one of the investment adviser’s equity investment divisions, voting ties are resolved by one of the following methods. First, for those funds that have delegated tie-breaking authority to the investment adviser, the outcome will be determined by the equity investment division with the larger position in the portfolio company as of the record date for the shareholder meeting. For the remaining funds, members of the JPC representing those funds will determine the outcome based on a review of the same information provided to the relevant investment analysts, proxy coordinators and proxy committee members.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time.

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Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the American Funds website and (c) on the SEC’s website at sec.gov.

The following summary sets forth the general positions of the American Funds, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American Funds website.

Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions also may be supported.

Governance provisions — Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

Compensation and benefit plans — Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

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Principal fund shareholders — The following table identifies those investors who own of record, or are known by the fund to own beneficially, 5% or more of any class of its shares as of the opening of business on August 1, 2014. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Saint Louis, MO	Record	Class A Class B Class F-1 Class 529-A Class 529-B	22.62% 15.60 33.44 10.45 6.66
First Clearing, LLC Custody Account Saint Louis, MO	Record	Class A Class C Class F-2 Class R-1	8.14 12.24 23.10 8.81
Pershing, LLC Custody Account Jersey City, NJ	Record	Class A Class B Class C Class F-1 Class F-2 Class R-1	7.32 7.90 8.63 12.06 22.62 8.36
National Financial Services, LLC Omnibus Account Jersey City, NJ	Record	Class B Class C Class F-1 Class F-2	5.01 5.67 14.42 6.64
Morgan Stanley & Co., Inc. Omnibus Account Jersey City, NJ	Record	Class C Class F-2	7.85 6.49
Raymond James Omnibus Account St. Petersburg, FL	Record	Class C Class F-1	6.78 6.76
Merrill Lynch Omnibus Account Jacksonville, FL	Record	Class C	5.57
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-1 Class F-2	11.32 6.69
UBS WM USA Omnibus Account Jersey City, NJ	Record	Class F-1	6.70
Capital Group Private Client Services Account Irvine, CA	Record	Class F-2	8.86
MassMutual Financial Group Omnibus Account Atlanta, GA	Record	Class R-1	6.76
Delaware Charter Guarantee & Trust Retirement Plans Des Moines, IA	Record Beneficial	Class R-1 Class R-5	5.02 11.62
John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class R-5	15.27
Edward D. Jones & Co. Retirement Plan Norwood, MA	Record Beneficial	Class R-5	10.88
Edward Jones Profit Sharing Plan #1 Pittsburgh, PA	Record	Class R-5	5.70
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Name and address	Ownership	Ownership percentage
Edward Jones Profit Sharing Plan #2 Pittsburgh, PA	Record	Class R-5	5.67
American Funds Global Growth Portfolio Irvine, CA	Record	Class R-6	13.59
The Capital Group Companies Retirement Plan Los Angeles, CA	Record Beneficial	Class R-6	10.81
American Funds 2030 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	8.28
American Funds 2035 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	6.70
American Funds 2025 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	6.15
American Funds 2040 Target Date Retirement Fund Los Angeles, CA	Record	Class R-6	6.10
NFS, LLC FEBO 401K Plan Covington, KY	Record Beneficial	Class R-6	5.97

Unless otherwise noted, references in this statement of additional information to Class F shares, Class R shares or Class 529 shares refer to both F share classes, all R share classes or all 529 share classes, respectively.

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Investment adviser — Capital Research and Management Company, the fund’s investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another. Portfolio managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company. The investment adviser has claimed an exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act (the “CEA”) with respect to the fund and, therefore, is not subject to registration or regulation as such under the CEA with respect to the fund.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — As described in the prospectus, the investment adviser uses a system of multiple portfolio managers in managing fund assets. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.

Portfolio managers and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund’s portfolio managers may be measured against one or more benchmarks, depending on his or her investment focus, such as: MSCI All Country World Index; Lipper Global Funds Index; Lipper Emerging Markets Funds Index; JP Morgan Emerging Markets Bond Index Global; MSCI Emerging Markets Index; and Lipper Emerging Markets Debt Funds Average. From time to time, Capital Research and Management Company may adjust or customize these benchmarks to better reflect the universe of comparably managed funds of competitive investment management firms.

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Portfolio manager fund holdings and other managed accounts — As described below, portfolio managers may personally own shares of the fund. In addition, portfolio managers may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

The following table reflects information as of October 31, 2013:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[3]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[4]
Robert W. Lovelace	Over $1,000,000	3	$172.4	None		None
Mark E. Denning	$100,001 – $500,000	5	$242.4	1	$0.13	None
Nicholas J. Grace	$100,001 – $500,000	2	$121.5	None		None
Galen Hoskin	$500,001 – $1,000,000	1	$2.7	1	$1.99	None
Carl M. Kawaja	Over $1,000,000	4	$262.4	1	$1.99	None
Winnie Kwan	$100,001 – $500,000	1	$89.1	None		None
Wahid Butt	$100,001 – $500,000	None		None		None
Robert H. Neithart	Over $1,000,000	7	$51.1	6	$2.82	13[5]	$5.81
Christopher M. Thomsen	Over $1,000,000	2	$128.1	None		None
[1]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
[2]	Indicates RIC(s) for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s) and are not the total assets managed by the individual, which is a substantially lower amount. No RIC or account has an advisory fee that is based on the performance of the RIC or account.
[3]	Represents funds advised or sub-advised by Capital Research and Management Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
[4]	Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio managers and their families are not reflected.
[5]	The advisory fee of two of these accounts (representing $0.42 billion in total assets) is based partially on their investment results.
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Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the fund and the investment adviser will continue in effect until December 31, 2014, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the fund’s board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund’s executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund’s offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund’s plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent directors; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

As compensation for its services, the investment adviser receives a monthly fee that is accrued daily, calculated at the annual rate of .85% on the first $500 million of the fund’s net assets, .77% on net assets between $500 million and $1 billion, .71% on net assets from $1 billion to $1.5 billion, .66% on net assets from $1.5 billion to $2.5 billion, .62% on net assets from $2.5 billion to $4 billion, .58% on net assets from $4 billion to $6.5 billion, .54% on net assets from $6.5 billion to $10.5 billion, .51% on net assets from $10.5 billion to $17 billion, .50% on net assets from $17 billion to $21 billion, and .49% on net assets in excess of $21 billion.

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For the fiscal years ended October 31, 2013, 2012 and 2011, the investment adviser received from the fund management fees of $115,073,000, $104,129,000 and $114,394,000, respectively.

Administrative services — The investment adviser and its affiliates provide certain administrative services for shareholders of the fund’s Class A, C, F, R and 529 shares. Services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the fund and the investment adviser relating to the fund’s Class A, C, F, R and 529 shares. The Administrative Agreement will continue in effect until December 31, 2014, unless sooner renewed or terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of the members of the fund’s board who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent board members. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser receives an administrative services fee at the annual rate of .01% of the average daily net assets of the fund attributable to Class A shares and .05% of the average daily net assets of the fund attributable to Class C, F, R and 529 shares for administrative services. Administrative services fees are paid monthly and accrued daily.

During the 2013 fiscal year, administrative services fees were:

Administrative services fee
Class A	$1,240,000
Class C	492,000
Class F-1	1,118,000
Class F-2	726,000
Class 529-A	360,000
Class 529-B	12,000
Class 529-C	81,000
Class 529-E	17,000
Class 529-F-1	20,000
Class R-1	17,000
Class R-2	177,000
Class R-3	218,000
Class R-4	164,000
Class R-5	214,000
Class R-6	405,000

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Principal Underwriter and plans of distribution — American Funds Distributors, Inc. (the “Principal Underwriter”) is the principal underwriter of the fund’s shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; and 12811 North Meridian Street, Carmel, IN 46032.

The Principal Underwriter receives revenues relating to sales of the fund’s shares, as follows:

•	For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.
•	For Class B and 529-B shares sold prior to April 21, 2009, the Principal Underwriter sold its rights to the .75% distribution-related portion of the 12b-1 fees paid by the fund, as well as any contingent deferred sales charges, to a third party. The Principal Underwriter compensated investment dealers for sales of Class B and 529-B shares out of the proceeds of this sale and kept any amounts remaining after this compensation was paid.
•	For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisors upon the sale of Class C and 529-C shares. The fund also reimburses the Principal Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to intermediaries, such as qualified dealers or financial advisors, in connection with investments in Class F-1, 529-F-1, 529-E, R-1, R-2, R-2E, R-3 and R-4 shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2013	$4,550,000	$20,377,000
	2012	3,255,000	15,015,000
	2011	5,945,000	27,101,000
Class C	2013	—	1,515,000
	2012	142,000	871,000
	2011	403,000	1,681,000
Class 529-A	2013	419,000	1,925,000
	2012	405,000	1,898,000
	2011	590,000	2,726,000
Class 529-C	2013	6,000	206,000
	2012	20,000	198,000
	2011	—	286,000

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Plans of distribution — The fund has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund’s board of directors has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, Class R-5 or Class R-6, no 12b-1 fees are paid from Class F-2, Class R-5 or Class R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the fund.” Further information regarding the amounts available under each Plan is in the “Plans of Distribution” section of the prospectus.

Following is a brief description of the Plans:

Class A and 529-A — For Class A and 529-A shares, up to .25% of the fund’s average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The fund may annually expend up to .30% for Class A shares and up to .50% for Class 529-A shares under the applicable Plan.

Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for 15 months, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After 15 months, these commissions are not recoverable.

Class B and 529-B — The Plans for Class B and 529-B shares provide for payments to the Principal Underwriter of up to .25% of the fund’s average daily net assets attributable to such shares for paying service-related expenses and .75% for distribution-related expenses, which include the financing of commissions paid to qualified dealers.

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Other share classes (Class C, 529-C, F-1, 529-F-1, 529-E, R-1, R-2, R-2E, R-3 and R-4) — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund’s average daily net assets attributable to such shares:

Share class	Service related payments[1]	Distribution related payments[1]	Total allowable under the Plans[2]
Class C	0.25%	0.75%	1.00%
Class 529-C	0.25	0.75	1.00
Class F-1	0.25	—	0.50
Class 529-F-1	0.25	—	0.50
Class 529-E	0.25	0.25	0.75
Class R-1	0.25	0.75	1.00
Class R-2	0.25	0.50	1.00
Class R-2E	0.25	0.35	0.85
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

[1]	Amounts in these columns represent the amounts approved by the board of directors under the applicable Plan.
[2]	The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of directors.

During the 2013 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$29,369,000	$3,375,000
Class B	2,126,000	195,000
Class C	9,813,000	1,302,000
Class F-1	5,586,000	737,000
Class 529-A	1,453,000	197,000
Class 529-B	229,000	24,000
Class 529-C	1,607,000	249,000
Class 529-E	172,000	28,000
Class 529-F-1	—	—
Class R-1	334,000	46,000
Class R-2	2,626,000	435,000
Class R-3	2,178,000	338,000
Class R-4	814,000	131,000

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Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of directors and separately by a majority of the independent directors of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent directors of the fund are committed to the discretion of the independent directors during the existence of the Plans.

Potential benefits of the Plans to the fund include quality shareholder services, savings to the fund in transfer agency costs, and benefits to the investment process from growth or stability of assets. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of directors and the Plans must be renewed annually by the board of directors.

A portion of the fund’s 12b-1 expense is paid to financial advisors to compensate them for providing ongoing services. If you have questions regarding your investment in the fund or need assistance with your account, please contact your financial advisor. If you need a financial advisor, please call American Funds Distributors at (800) 421-4120 for assistance.

Fee to Virginia College Savings Plan — With respect to Class 529 shares, as compensation for its oversight and administration, Virginia College Savings Plan receives a quarterly fee accrued daily and calculated at the annual rate of .10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds, .07% on net assets between $30 billion and $50 billion, ..06% on net assets between $50 billion and $70 billion and .05% on net assets over $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter.

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Other compensation to dealers — As of July 2014, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

AEGON / Transamerica / Diversified

Diversified Capital Corporation

Diversified Resources, LLC

Diversified Securities, Incorporated

Merrill Lynch Life Insurance Company

Merrill Lynch Life Insurance Company of New York

Transam Securities, Inc.

Transamerica Financial Advisors, Inc.

Transamerica Financial Life Insurance Company

Transamerica Investors Securities Corporation

AXA Advisors, LLC

Cadaret, Grant & Co., Inc.

Cambridge

Cambridge Investment Research, Inc.

Cetera Financial Group

Cetera Advisor Networks LLC

Cetera Advisors LLC

Cetera Financial Specialists LLC

Cetera Investment Services LLC

CIMAS, LLC

Commonwealth

Commonwealth Financial Network

D.A. Davidson & Co.

Edward Jones

Edward Jones Health Savings Plan

H. Beck, Inc.

Hefren-Tillotson, Inc.

HTK / Janney Montgomery Group

Hornor, Townsend & Kent, Inc.

Janney Montgomery Scott LLC

ING Group

ING Financial Advisers, LLC

ING Financial Partners, Inc.

ING Investment Advisors, LLC

J.J.B. Hilliard Lyons

Hilliard Lyons Trust Company LLC

J. J. B. Hilliard, W. L. Lyons, LLC

J.P. Morgan Chase Banc One

J.P. Morgan Institutional Investments, Inc.

J.P. Morgan Securities LLC

JP Morgan Chase Bank, N.A.

Ladenburg Thalmann Group

Investacorp, Inc.

Ladenburg, Thalmann & Co., Inc.

Securities America, Inc.

Triad Advisors, Inc.

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Lincoln Network

Lincoln Capital Corp (RI)

Lincoln Financial Advisors Corporation

Lincoln Financial Distributors, Inc.

Lincoln Financial Securities Corporation

Lincoln Investment Advisors Corporation

Lincoln Management

Lincoln-Legacy

LPL Group

LPL Financial LLC

Mass Mutual / MML

MassMutual Trust Company FSB

Massmutual Trust Company, FSB (The)

MML Investors Services, LLC

Merrill Lynch Banc of America

Bank of America

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Metlife Enterprises

Metlife Securities Inc.

New England Securities

Tower Square Securities, Inc.

Walnut Street Securities, Inc.

Morgan Stanley Smith Barney

Morgan Stanley Smith Barney LLC

NFP Securities, Inc.

NMIS

Northwestern Mutual Investment Services, LLC

NPH / Jackson National

Invest Financial Corporation

Investment Centers of America, Inc.

National Planning Corporation

SII Investments, Inc.

Park Avenue Securities LLC

PFS

PFS Investments Inc.

Puplava Securities, Inc.

Raymond James Group

Morgan Keegan & Company, Inc.

Raymond James & Associates, Inc.

Raymond James Financial Services Inc.

RBC Capital Markets Corporation

Robert W. Baird & Co. Incorporated

Stifel, Nicolaus & Company, Incorporated

The Advisor Group

FSC Securities Corporation

Royal Alliance Associates, Inc.

SagePoint Financial, Inc.

Woodbury Financial Services, Inc.

UBS

UBS Financial Services Inc.

UBS Securities, LLC

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Wells Fargo Network

First Clearing LLC

Wells Fargo

Wells Fargo Advisors Financial Network, LLC

Wells Fargo Advisors Investment Services Group

Wells Fargo Advisors Latin American Channel

Wells Fargo Advisors Private Client Group

Wells Fargo Bank, N.A.

Wells Fargo Securities, LLC

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Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality, likely speed and reliability of the executions, the broker-dealer’s or execution venue’s ability to offer liquidity and anonymity and the potential for minimizing market impact. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser’s research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

The investment adviser may pay commissions in excess of what other broker-dealers might have charged, including on an execution-only basis, for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good

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faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser’s overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer.

In accordance with its internal brokerage allocation procedure, each equity investment division of the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from which it receives such services. Using its judgment, each equity investment division of the investment adviser provides its trading desks with information regarding the relative value of services provided by particular broker-dealers. Neither the investment adviser nor the fund incurs any obligation to any broker-dealer to pay for research by generating trading commissions. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm’s request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers in connection with its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

The investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c) the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time, (i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions normally aggregates its respective purchases or sales and executes them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser normally aggregates such purchases or sales and executes them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to the fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, their prices usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the

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contracts. The fund may incur additional fees in connection with the purchase or sale of certain contracts.

Brokerage commissions paid on portfolio transactions for the fiscal years ended October 31, 2013, 2012 and 2011 amounted to $15,327,000, $9,713,000 and $13,094,000 respectively. The volume of trading increased in 2013, resulting in an increase in brokerage commissions from 2012 to 2013.

The fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund’s portfolio transactions during the fund’s most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund’s most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund’s most recently completed fiscal year.

At the end of the fund’s most recently completed fiscal year, the fund’s regular broker-dealers included Citigroup Global Markets, Inc. At the end of the fund’s most recently completed fiscal year, the fund held equity securities of Citigroup Inc. in the amount of $107,901,000.

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Disclosure of portfolio holdings

The fund’s investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund’s board of directors, and compliance will be periodically assessed by the board in connection with reporting from the fund’s Chief Compliance Officer.

Under these policies and procedures, the fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the 10th day after such calendar quarter. In practice, the publicly disclosed portfolio is typically posted on the American Funds website within 30 days after the end of the calendar quarter. The publicly disclosed portfolio may exclude certain securities when deemed to be in the best interest of the fund as permitted by applicable regulations. In addition, the fund’s list of top 10 equity portfolio holdings measured by percentage of net assets, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the 10th day after such month. Such portfolio holdings information may be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.

The fund’s custodian, outside counsel, auditor, financial printers, proxy voting service providers, pricing information vendors, consultants or agents operating under a contract with the investment adviser or its affiliates, co-litigants (such as in connection with a bankruptcy proceeding related to a fund holding) and certain other third parties described below, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive fund portfolio holdings information earlier. See the “General information” section in this statement of additional information for further information about the fund’s custodian, outside counsel and auditor.

The fund’s portfolio holdings, dated as of the end of each calendar month, are made available to up to 20 key broker-dealer relationships with research departments to help them evaluate the fund for eligibility on approved lists or in model portfolios. These firms include certain of those listed under the “Other compensation to dealers” section of this statement of additional information and certain broker-dealer firms that offer trading platforms for registered investment advisers. Monthly holdings may be provided to these intermediaries no earlier than the 10th day after the end of the calendar month. In practice, monthly holdings are provided within 30 days after the end of the calendar month. Holdings may also be disclosed more frequently to certain statistical and data collection agencies including Morningstar, Lipper, Inc., Value Line, Vickers Stock Research, Bloomberg, Overlap and Thomson Financial Research.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of ethics” section in this statement of additional information and the Code of Ethics. Third-party service providers of the fund and other entities, as described in this statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund, such persons will be bound by agreements (including confidentiality agreements) or fiduciary or other obligations that restrict and limit their use of the information to legitimate business uses only. None of the fund, its investment adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

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Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund’s investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund’s portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain fund service providers and other third parties for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

The fund’s investment adviser and its affiliates provide investment advice to clients other than the fund that have investment objectives that may be substantially similar to those of the fund. These clients also may have portfolios consisting of holdings substantially similar to those of the fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the fund’s investment adviser or the fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

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Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the fund or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the New York Stock Exchange is open. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the fund’s share price would still be determined as of 4 p.m. New York time. In such example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a fair value adjustment is appropriate due to subsequent events. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management Company (other than American Funds Money Market Fund®) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

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Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. The pricing vendors base prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund’s investment adviser performs certain checks on vendor prices prior to calculation of the fund’s net asset value. When the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the net asset value of the fund’s shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under fair value guidelines adopted by authority of the fund’s board. Subject to board oversight, the fund’s board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund’s investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to consider certain relevant principles and factors when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity holdings of applicable fund portfolios outside the United States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund’s net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

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Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities attributable to particular share classes, such as liabilities for repurchase of fund shares, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that class.

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Taxes and distributions

Disclaimer: Some of the following information may not apply to certain shareholders, including those holding fund shares in a tax-favored account, such as a retirement plan or education savings account. Shareholders should consult their tax advisors about the application of federal, state and local tax law in light of their particular situation.

Taxation as a regulated investment company — The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, the fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing the fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should the fund fail to qualify under Subchapter M, the fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders would be taxed as dividend income to the extent of the fund’s earnings and profits.

Amounts not distributed by the fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, the fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years.

Dividends paid by the fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends. For corporate shareholders, a portion of the fund’s ordinary income dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. This deduction does not include dividends received from non-U.S. corporations and dividends on stocks the fund has not held for more than 45 days during the 90-day period beginning 45 days before the stock became ex-dividend (90 and 180 days for certain preferred stock). Corporate shareholders can only apply the lower rate to the qualified portion of a fund’s dividends if they have held the shares in the fund on which the dividends were paid for the applicable 45 day or 90 day holding period surrounding the ex-dividend date of the fund’s dividends.

The fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund. For fund fiscal years beginning on or after December 22, 2010, capital losses may be carried forward indefinitely and retain their character as either short-term or long-term. Under prior law, net capital losses could be carried forward for eight tax years and were treated as short-term capital losses. The fund is required to use capital losses arising in fiscal years beginning on or after December 22, 2010 before using capital losses arising in fiscal years prior to December 22, 2010.

The fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the fund. Shareholders may receive a credit for the tax that the fund paid on such undistributed net capital gain and would increase the basis in their

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shares of the fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

Distributions of net capital gain that the fund properly designates as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain distributions (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Capital gain distributions by the fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares just prior to a capital gain distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions and exchanges of fund shares — Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced or no sales charge for shares of the fund, or of a different fund acquired before January 31st of the year following the year the shareholder exchanged or otherwise disposed of the original fund shares, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Tax consequences of investments in non-U.S. securities — Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations, the fund may elect to pass through to shareholders the foreign taxes paid by the fund. If such an election is made, shareholders may claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries. The application of the foreign tax credit depends upon the particular circumstances of each shareholder.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to fluctuations in foreign exchange rates, are generally taxable as ordinary income or loss. These gains or losses may increase or decrease the amount of dividends payable by the fund to shareholders. A fund may elect to treat gain and loss on certain foreign currency contracts as capital gain and loss instead of ordinary income or loss.

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If the fund invests in stock of certain passive foreign investment companies (PFICs), the fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any previously recognized gains. Both gains and losses will be treated as ordinary income or loss, and the fund is required to distribute any resulting income. If the fund is unable to identify an investment as a PFIC security and thus does not make a timely mark-to-market election, the fund may be subject to adverse tax consequences.

Other tax considerations — After the end of each calendar year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

For fund shares acquired on or after January 1, 2012, the fund is required to report cost basis information for redemptions, including exchanges, to both shareholders and the IRS.

Shareholders may obtain more information about cost basis online at americanfunds.com/costbasis.

Under the backup withholding provisions of the Code, the fund generally will be required to withhold federal income tax on all payments made to a shareholder if the shareholder either does not furnish the fund with the shareholder’s correct taxpayer identification number or fails to certify that the shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies the shareholder or the fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and legal residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to U.S. withholding taxes.

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Unless otherwise noted, all references in the following pages to Class A, B, C or F-1 shares also refer to the corresponding Class 529-A, 529-B, 529-C or 529-F-1 shares. Class 529 shareholders should also refer to the applicable program description for information on policies and services specifically relating to these accounts. Shareholders holding shares through an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial advisor or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial advisor — Deliver or mail a check to your financial advisor.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds

12711 North Meridian Street

Carmel, IN 46032-9181

American Funds

5300 Robin Hood Road

Norfolk, VA 23513-2407

By telephone — Using the American FundsLine. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using americanfunds.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

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By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank

ABA Routing No. 121000248

Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:

American Funds Service Company

(fund’s name)

For further credit to:

(shareholder’s fund account number)

(shareholder’s name)

You may contact American Funds Service Company at (800) 421-4225 if you have questions about making wire transfers.

Other purchase information — Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. The American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates.

Class R-5 and R-6 shares may also be made available to the Virginia College Savings Plan for use in the Virginia Education Savings Trust and the Virginia Prepaid Education Program and other registered investment companies approved by the fund’s investment adviser or distributor. Class R-6 shares are also available to other post employment benefits plans.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

•	Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and
•	Employer-sponsored CollegeAmerica accounts.
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The following account types may be established without meeting the initial purchase minimum:

•	Retirement accounts that are funded with employer contributions; and
•	Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

•	Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or (d) required minimum distribution automatic exchanges; and
•	American Funds Money Market Fund accounts registered in the name of clients of Capital Guardian Trust Company’s Capital Group Private Client Services division.

Certain accounts held on the fund’s books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of American Funds Money Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of American Funds Money Market Fund to Class C shares of American Funds Short-Term Tax-Exempt Bond Fund, Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America or Short-Term Bond Fund of America. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds Money Market Fund are subject to applicable sales charges, unless the American Funds Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisors.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial advisor, by using American FundsLine or americanfunds.com, or by telephoning (800) 421-4225 toll-free, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Frequent trading of fund shares — As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund’s “purchase blocking policy.” Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for

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example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

Other potentially abusive activity — In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class B shares for Class A shares — If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying any applicable deferred sales charges attributable to those Class B shares, but you will not be required to pay a Class A sales charge. If, however, you exchange your Class B shares for Class A shares after the contingent deferred sales charge period, you are responsible for paying any applicable Class A sales charges.

Exchanging Class C shares for Class A shares — If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

Exchanging Class C shares for Class F shares — If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if you are leaving or have left the fee-based program. You can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

Exchanging Class A shares for Class F shares — If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account.

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Exchanging Class F-1 shares for Class F-2 shares — If you are part of a qualified fee-based program that offers Class F-2 shares, you may exchange your Class F-1 shares for Class F-2 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at (800) 421-4225 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction. However, a movement between a 529 share class and a non-529 share class of the same fund will be reportable.

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Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that is established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) plan will be aggregated together for Class A sales charge purposes if the SEP plan or SIMPLE IRA plan was established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc. In the case where the employer adopts any other plan (including, but not limited to, an IRS model agreement), each participant’s account in the plan will be aggregated with the participant’s own personal investments that qualify under the aggregation policy. A SEP plan or SIMPLE IRA plan with a certain method of aggregating participant accounts as of November 15, 2004, may continue with that method so long as the employer has not modified the plan document since that date.

Other purchases

Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:

(1)	current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;
(2)	currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their
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spouses, parents and/or children (these policies are subject to the dealer’s policies and system capabilities);
(3)	currently registered investment advisors (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible RIAs”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible RIAs or the spouses, children or parents of the Eligible RIAs are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible RIAs, their spouses, parents and/or children (these policies are subject to the RIA’s policies and system capabilities);
(4)	companies exchanging securities with the fund through a merger, acquisition or exchange offer;
(5)	insurance company separate accounts;
(6)	accounts managed by subsidiaries of The Capital Group Companies, Inc.;
(7)	The Capital Group Companies, Inc. and its affiliated companies;
(8)	an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;
(9)	wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.; and
(10)	full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Transfers to CollegeAmerica — A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

Moving between accounts — Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

•	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;
•	required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and
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•	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

Loan repayments — Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American Funds Service Company is notified of the repayment.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $1 million or more, b) purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and c) purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $10 million, .50% on amounts of at least $10 million but less than $25 million and .25% on amounts of at least $25 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $10 million (but less than $25 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

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Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the “Statement”), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding American Funds Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

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•	individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);
•	SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;
•	business accounts solely controlled by you or your immediate family (for example, you own the entire business);
•	trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);
•	endowments or foundations established and controlled by you or your immediate family; or
•	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;
•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;
•	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;
•	for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;
•	for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or
•	for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

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Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds, as well as applicable holdings in the American Funds Target Date Retirement Series, American Funds Portfolio Series and American Funds College Target Date Series. Shares of American Funds Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds Money Market Fund are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as applicable holdings in the American Funds Target Date Retirement Series, American Funds Portfolio Series and American Funds College Target Date Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds Money Market Fund are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial advisor or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

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CDSC waivers for Class A, B and C shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

•	Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).
•	Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within CollegeAmerica.

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Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

If you hold multiple American Funds and a CDSC applies to the shares you are redeeming, the CDSC will be calculated based on the applicable class of shares of the particular fund from which you are making the redemption.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds Money Market Fund be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

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Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Automatic exchanges — For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

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Automatic withdrawals — Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your advisor or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American FundsLine and americanfunds.com — You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $125,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call (800) 325-3590 from a TouchTone™ telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of the American Funds under the “General information — fund numbers” section in this statement of additional information), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial advisor or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for

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losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Checkwriting — You may establish check writing privileges for Class A shares (but not Class 529-A shares) of American Funds Money Market Fund upon meeting the fund’s initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

Redemption of shares — The fund’s articles of incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund’s current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of directors of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund’s articles of incorporation permit payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of directors. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

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General information

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by JP Morgan Chase Bank NA, 270 Park Avenue, New York, NY 10017-2070, as custodian. If the fund holds securities of issuers outside the U.S., the custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

Transfer agent services — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. Transfer agent fees are paid according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

During the 2013 fiscal year, transfer agent fees, gross of any payments made by American Funds Service Company to third parties, were:

Transfer agent fee
Class A	$26,345,000
Class B	483,000
Class C	2,141,000
Class F-1	2,872,000
Class F-2	1,571,000
Class 529-A	1,225,000
Class 529-B	44,000
Class 529-C	296,000
Class 529-E	39,000
Class 529-F-1	66,000
Class R-1	49,000
Class R-2	1,376,000
Class R-3	831,000
Class R-4	345,000
Class R-5	217,000
Class R-6	18,000

Independent registered public accounting firm — Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, CA 92626, serves as the fund’s independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the SEC. The financial statements included in this statement of additional information from the annual report have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of

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the fund’s independent registered public accounting firm is reviewed and determined annually by the board of directors.

Independent legal counsel — K&L Gates LLP, Four Embarcadero Center, Suite 1200, San Francisco, CA 94111, serves as independent legal counsel (“counsel”) for the fund and for independent directors in their capacities as such. Counsel does not provide legal services to the fund’s investment adviser, but provides an insignificant amount of legal services unrelated to the operations of the fund to an investment adviser affiliate. A determination with respect to the independence of the fund’s counsel will be made at least annually by the independent directors of the fund, as prescribed by applicable 1940 Act rules.

Prospectuses, reports to shareholders and proxy statements — The fund’s fiscal year ends on October 31. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the fund’s investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the fund’s current prospectus at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. Shareholders may also access the fund’s current summary prospectus, prospectus, statement of additional information and shareholder reports at americanfunds.com/prospectus. The fund’s annual financial statements are audited by the fund’s independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

Codes of ethics — The fund and Capital Research and Management Company and its affiliated companies, including the fund’s Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions.

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Determination of net asset value, redemption price and maximum offering price per share for Class A shares — April 30, 2014

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$59.10
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$62.71

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The fund’s financial statements, including the investment portfolio and the report of the fund’s independent registered public accounting firm contained in the annual report, are included in this statement of additional information.

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Fund numbers — Here are the fund numbers for use with our automated telephone line, American FundsLine®, or when making share transactions:

	Fund numbers
Fund	Class A	Class B	Class C	Class F-1	Class F-2
Stock and stock/bond funds
AMCAP Fund®	002	202	302	402	602
American Balanced Fund®	011	211	311	411	611
American Funds Developing World Growth and Income FundSM	30100	32100	33100	34100	36100
American Funds Global Balanced FundSM	037	237	337	437	637
American Mutual Fund®	003	203	303	403	603
Capital Income Builder®	012	212	312	412	612
Capital World Growth and Income Fund®	033	233	333	433	633
EuroPacific Growth Fund®	016	216	316	416	616
Fundamental Investors®	010	210	310	410	610
The Growth Fund of America®	005	205	305	405	605
The Income Fund of America®	006	206	306	406	606
International Growth and Income FundSM	034	234	334	434	634
The Investment Company of America®	004	204	304	404	604
The New Economy Fund®	014	214	314	414	614
New Perspective Fund®	007	207	307	407	607
New World Fund®	036	236	336	436	636
SMALLCAP World Fund®	035	235	335	435	635
Washington Mutual Investors FundSM	001	201	301	401	601
Bond funds
American Funds Mortgage Fund®	042	242	342	442	642
American Funds Short-Term Tax-Exempt Bond Fund®	039	N/A	N/A	439	639
American Funds Tax-Exempt Fund of New York®	041	241	341	441	641
American High-Income Municipal Bond Fund®	040	240	340	440	640
American High-Income Trust®	021	221	321	421	621
The Bond Fund of America®	008	208	308	408	608
Capital World Bond Fund®	031	231	331	431	631
Intermediate Bond Fund of America®	023	223	323	423	623
Limited Term Tax-Exempt Bond Fund of America®	043	243	343	443	643
Short-Term Bond Fund of America®	048	248	348	448	648
The Tax-Exempt Bond Fund of America®	019	219	319	419	619
The Tax-Exempt Fund of California®	020	220	320	420	620
The Tax-Exempt Fund of Maryland®*	024	224	324	424	624
The Tax-Exempt Fund of Virginia®*	025	225	325	425	625
U.S. Government Securities Fund®	022	222	322	422	622
Money market fund
American Funds Money Market Fund®	059	259	359	459	659

___________

*Qualified for sale only in certain jurisdictions.

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	Fund numbers
Fund	Class 529-A	Class 529-B	Class 529-C	Class 529-E	Class 529-F-1
Stock and stock/bond funds
AMCAP Fund	1002	1202	1302	1502	1402
American Balanced Fund	1011	1211	1311	1511	1411
American Funds Developing World Growth and Income Fund	10100	12100	13100	14100	15100
American Funds Global Balanced Fund	1037	1237	1337	1537	1437
American Mutual Fund	1003	1203	1303	1503	1403
Capital Income Builder	1012	1212	1312	1512	1412
Capital World Growth and Income Fund	1033	1233	1333	1533	1433
EuroPacific Growth Fund	1016	1216	1316	1516	1416
Fundamental Investors	1010	1210	1310	1510	1410
The Growth Fund of America	1005	1205	1305	1505	1405
The Income Fund of America	1006	1206	1306	1506	1406
International Growth and Income Fund	1034	1234	1334	1534	1434
The Investment Company of America	1004	1204	1304	1504	1404
The New Economy Fund	1014	1214	1314	1514	1414
New Perspective Fund	1007	1207	1307	1507	1407
New World Fund	1036	1236	1336	1536	1436
SMALLCAP World Fund	1035	1235	1335	1535	1435
Washington Mutual Investors Fund	1001	1201	1301	1501	1401
Bond funds
American Funds Mortgage Fund	1042	1242	1342	1542	1442
American High-Income Trust	1021	1221	1321	1521	1421
The Bond Fund of America	1008	1208	1308	1508	1408
Capital World Bond Fund	1031	1231	1331	1531	1431
Intermediate Bond Fund of America	1023	1223	1323	1523	1423
Short-Term Bond Fund of America	1048	1248	1348	1548	1448
U.S. Government Securities Fund	1022	1222	1322	1522	1422
Money market fund
American Funds Money Market Fund	1059	1259	1359	1559	1459
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Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5	Class R-6
Stock and stock/bond funds
AMCAP Fund	2102	2202	4102	2302	2402	2502	2602
American Balanced Fund	2111	2211	4111	2311	2411	2511	2611
American Funds Developing World Growth and Income Fund	21100	22100	41100	23100	24100	25100	26100
American Funds Global Balanced Fund	2137	2237	4137	2337	2437	2537	2637
American Mutual Fund	2103	2203	4103	2303	2403	2503	2603
Capital Income Builder	2112	2212	4112	2312	2412	2512	2612
Capital World Growth and Income Fund	2133	2233	4133	2333	2433	2533	2633
EuroPacific Growth Fund	2116	2216	4116	2316	2416	2516	2616
Fundamental Investors	2110	2210	4110	2310	2410	2510	2610
The Growth Fund of America	2105	2205	4105	2305	2405	2505	2605
The Income Fund of America	2106	2206	4106	2306	2406	2506	2606
International Growth and Income Fund	2134	2234	41034	2334	2434	2534	2634
The Investment Company of America	2104	2204	4104	2304	2404	2504	2604
The New Economy Fund	2114	2214	4114	2314	2414	2514	2614
New Perspective Fund	2107	2207	4107	2307	2407	2507	2607
New World Fund	2136	2236	4136	2336	2436	2536	2636
SMALLCAP World Fund	2135	2235	4135	2335	2435	2535	2635
Washington Mutual Investors Fund	2101	2201	4101	2301	2401	2501	2601
Bond funds
American Funds Mortgage Fund	2142	2242	4142	2342	2442	2542	2642
American High-Income Trust	2121	2221	4121	2321	2421	2521	2621
The Bond Fund of America	2108	2208	4108	2308	2408	2508	2608
Capital World Bond Fund	2131	2231	4131	2331	2431	2531	2631
Intermediate Bond Fund of America	2123	2223	4123	2323	2423	2523	2623
Short-Term Bond Fund of America	2148	2248	4148	2348	2448	2548	2648
U.S. Government Securities Fund	2122	2222	4122	2322	2422	2522	2622
Money market fund
American Funds Money Market Fund	2159	2259	4159	2359	2459	2559	2659
New World Fund - Page 74

	Fund numbers
Fund	Class A	Class B	Class C	Class F-1	Class F-2
American Funds Target Date Retirement Series®
American Funds 2055 Target Date Retirement Fund®	082	282	382	482	682
American Funds 2050 Target Date Retirement Fund®	069	269	369	469	669
American Funds 2045 Target Date Retirement Fund®	068	268	368	468	668
American Funds 2040 Target Date Retirement Fund®	067	267	367	467	667
American Funds 2035 Target Date Retirement Fund®	066	266	366	466	36066
American Funds 2030 Target Date Retirement Fund®	065	265	365	465	665
American Funds 2025 Target Date Retirement Fund®	064	264	364	464	664
American Funds 2020 Target Date Retirement Fund®	063	263	363	463	663
American Funds 2015 Target Date Retirement Fund®	062	262	362	462	662
American Funds 2010 Target Date Retirement Fund®	061	261	361	461	661

Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5	Class R-6
American Funds Target Date Retirement Series®
American Funds 2055 Target Date Retirement Fund®	2182	2282	4182	2382	2482	2582	2682
American Funds 2050 Target Date Retirement Fund®	2169	2269	4169	2369	2469	2569	2669
American Funds 2045 Target Date Retirement Fund®	2168	2268	4168	2368	2468	2568	2668
American Funds 2040 Target Date Retirement Fund®	2167	2267	4167	2367	2467	2567	2667
American Funds 2035 Target Date Retirement Fund®	2166	2266	4166	2366	2466	2566	2666
American Funds 2030 Target Date Retirement Fund®	2165	2265	4165	2365	2465	2565	2665
American Funds 2025 Target Date Retirement Fund®	2164	2264	4164	2364	2464	2564	2664
American Funds 2020 Target Date Retirement Fund®	2163	2263	4163	2363	2463	2563	2663
American Funds 2015 Target Date Retirement Fund®	2162	2262	4162	2362	2462	2562	2662
American Funds 2010 Target Date Retirement Fund®	2161	2261	4161	2361	2461	2561	2661

	Fund numbers
Fund	Class 529-A	Class 529-B	Class 529-C	Class 529-E	Class 529-F-1
American Funds College Target Date Series®
American Funds College 2030 Fund®	1094	1294	1394	1594	1494
American Funds College 2027 Fund®	1093	1293	1393	1593	1493
American Funds College 2024 Fund®	1092	1292	1392	1592	1492
American Funds College 2021 Fund®	1091	1291	1391	1591	1491
American Funds College 2018 Fund®	1090	1290	1390	1590	1490
American Funds College 2015 Fund®	1089	1289	1389	1589	1489
American Funds College Enrollment FundSM	1088	1288	1388	1588	1488

New World Fund - Page 75

Fund numbers
Fund	Class A	Class B	Class C	Class F-1	Class F-2
American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM	055	255	355	455	655
American Funds Growth PortfolioSM	053	253	353	453	653
American Funds Growth and Income PortfolioSM	051	251	351	451	651
American Funds Balanced PortfolioSM	050	250	350	450	650
American Funds Income PortfolioSM	047	247	347	447	647
American Funds Tax-Advantaged Income PortfolioSM	046	246	346	446	646
American Funds Preservation PortfolioSM	045	245	345	445	645
American Funds Tax-Exempt Preservation PortfolioSM	044	244	344	444	644
Class 529-A	Class 529-B	Class 529-C	Class 529-E	Class 529-F-1
American Funds Global Growth Portfolio	1055	1255	1355	1555	1455
American Funds Growth Portfolio	1053	1253	1353	1553	1453
American Funds Growth and Income Portfolio	1051	1251	1351	1551	1451
American Funds Balanced Portfolio	1050	1250	1350	1550	1450
American Funds Income Portfolio	1047	1247	1347	1547	1447
American Funds Tax-Advantaged Income Portfolio	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	1045	1245	1345	1545	1445
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A
Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5	Class R-6
American Funds Global Growth Portfolio	2155	2255	4155	2355	2455	2555	2655
American Funds Growth Portfolio	2153	2253	4153	2353	2453	2553	2653
American Funds Growth and Income Portfolio	2151	2251	4151	2351	2451	2551	2651
American Funds Balanced Portfolio	2150	2250	4150	2350	2450	2550	2650
American Funds Income Portfolio	2147	2247	4147	2347	2447	2547	2647
American Funds Tax-Advantaged Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	2145	2245	4145	2345	2445	2545	2645
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A

New World Fund - Page 76

Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, Standard & Poor’s Corporation and Fitch Ratings, Inc.

Description of bond ratings

Moody’s
Long-term rating definitions

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

New World Fund - Page 77

Standard & Poor’s
Long-term issue credit ratings

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

New World Fund - Page 78

C
An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

Plus (+) or minus (–)

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

New World Fund - Page 79

Fitch Ratings, Inc.
Long-term credit ratings

AAA
Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. BBB ratings indicate that expectations of default risk are low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

BB
Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC
Substantial credit risk. Default is a real possibility.

CC
Very high levels of credit risk. Default of some kind appears probable.

C
Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

•	The issuer has entered into a grace or cure period following nonpayment of a material financial obligation;
•	The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
•	Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
New World Fund - Page 80

RD
Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, and which has not otherwise ceased operating. This would include:

•	The selective payment default on a specific class or currency of debt;
•	The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
•	The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
•	Execution of a distressed debt exchange on one or more material financial obligations.

D
Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, or to categories below B.

New World Fund - Page 81

New World Fund® Investment portfolio April 30, 2014

unaudited

Common stocks 80.48%
		Value
Financials 12.03%	Shares	(000)

Prudential PLC[1]	10,506,431	$241,664
AIA Group Ltd.[1]	34,774,600	168,665
Axis Bank Ltd.[1]	6,622,628	166,640
KASIKORNBANK PCL[1]	20,744,257	126,189
KASIKORNBANK PCL, nonvoting depository receipts[1]	4,615,743	27,357
Eurobank Ergasias SA2	256,225,159	145,744
AEON Financial Service Co., Ltd.[1]	5,570,000	140,069
HDFC Bank Ltd.[1]	6,959,961	83,444
HDFC Bank Ltd. (ADR)	1,262,300	50,555
Siam Commercial Bank PCL[1]	22,018,000	112,774
Banco Espírito Santo, SA1,2	54,221,199	96,669
ICICI Bank Ltd.[1]	3,558,462	73,589
ICICI Bank Ltd. (ADR)	525,000	22,402
Bank of the Philippine Islands[1]	46,231,443	94,182
Citigroup Inc.	1,820,000	87,196
UniCredit SpA[1]	9,253,559	82,988
Grupo Financiero Santander México, SAB de CV, Class B (ADR)	6,082,700	72,384
Piraeus Bank SA1,2	29,067,711	68,837
Banco Bilbao Vizcaya Argentaria, SA1	5,577,006	68,680
Kotak Mahindra Bank Ltd.[1]	4,890,000	65,067
Sberbank of Russia (ADR)[2]	4,562,500	38,462
Sberbank of Russia (ADR)[1,2]	1,715,000	14,457
Sberbank of Russia (GDR)[1,2,3]	1,432,900	12,079
Itaúsa –j Investimentos Itaú SA, preferred nominative	14,699,074	64,604
American Tower Corp.	760,000	63,475
Housing Development Finance Corp. Ltd.[1]	4,000,250	59,649
Grupo Financiero Banorte, SAB de CV, Series O	7,650,000	50,714
Ayala Land, Inc.[1]	65,163,800	44,014
Ayala Land, Inc., preference shares[1]	30,910,900	69
ACE Ltd.	425,000	43,486
Krung Thai Bank PCL[1]	59,918,000	33,574
Banco Bradesco SA, preferred nominative	2,173,708	32,356
Türkiye Garanti Bankasi AS1	8,559,582	31,349
BM&FBOVESPA SA, ordinary nominative	6,049,100	30,927
Itaú Unibanco Holding SA, preferred nominative	1,700,524	28,066
Fibra Uno Administración, SA de CV	8,004,403	26,150
China Overseas Land & Investment Ltd.[1]	10,584,000	25,974
PT Bank Rakyat Indonesia (Persero) Tbk[1]	30,000,000	25,700
Metropolitan Bank & Trust Co.[1]	13,487,500	25,683
Banco Santander, SA1,2	2,553,000	25,448
BDO Unibank, Inc.[1]	12,000,003	23,794
Brookfield Asset Management Inc., Class A	562,000	23,638
China Pacific Insurance (Group) Co., Ltd., Class H1	7,260,000	22,769
Bank of China Ltd., Class H1	47,531,000	20,909
Standard Chartered PLC[1]	939,149	20,347
Common stocks
		Value
Financials (continued)	Shares	(000)

Banco Santander (Brasil) SA, units	3,000,000	$ 20,047
Shriram Transport Finance Co. Ltd.[1]	1,266,200	15,454
GT Capital Holdings, Inc.[1]	778,000	15,132
Agricultural Bank of China, Class H1	34,291,000	14,380
Industrial and Commercial Bank of China Ltd., Class H1	20,106,845	11,984
HSBC Holdings PLC[1]	1,125,779	11,422
TCS Group Holding PLC (GDR)[1,2,3]	768,600	4,590
TCS Group Holding PLC (GDR)[1,2]	575,000	3,434
Bao Viet Holdings[1]	2,931,430	5,102
C C Land Holdings Ltd.[1]	2,000,000	381
		2,884,714
Information technology 11.36%

Samsung Electronics Co. Ltd.[1]	235,450	306,878
Samsung Electronics Co. Ltd., nonvoting preferred[1]	42,918	43,070
Baidu, Inc., Class A (ADR)[2]	2,152,900	331,224
Google Inc., Class A2	204,950	109,624
Google Inc., Class C2	204,950	107,939
Mail.Ru Group Ltd. (GDR)[1,2]	6,960,505	190,634
Mail.Ru Group Ltd. (GDR)[1,2,3]	848,230	23,231
Murata Manufacturing Co., Ltd.[1]	1,915,900	159,285
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	32,713,000	128,955
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,200,000	24,120
Alcatel-Lucent[1,2]	37,384,619	149,769
AAC Technologies Holdings Inc.[1]	23,442,500	130,940
Avago Technologies Ltd.	1,867,000	118,555
Tencent Holdings Ltd.[1]	1,845,600	116,088
Yandex NV, Class A2	3,871,500	102,595
Infosys Ltd.[1]	1,840,400	98,360
Cognizant Technology Solutions Corp., Class A2	1,740,000	83,355
TDK Corp.[1]	1,569,800	66,944
Tech Mahindra Ltd.[1]	1,893,218	57,607
NetEase, Inc. (ADR)	721,399	49,120
Quanta Computer Inc.[1]	16,655,000	45,763
Anritsu Corp.[1]	3,647,000	40,769
ASM Pacific Technology Ltd.[1]	3,419,900	38,029
Hexagon AB, Class B1	1,158,000	37,009
Gemalto NV1	274,900	30,818
Broadcom Corp., Class A	850,000	26,189
STMicroelectronics NV1	2,655,000	25,430
Spectris PLC[1]	500,000	18,827
Infineon Technologies AG1	1,590,000	18,489
OMRON Corp.[1]	465,000	16,419
Halma PLC[1]	1,690,000	16,056
SINA Corp. [2]	206,300	9,861
		2,721,952
Consumer discretionary 11.23%

Naspers Ltd., Class N1	1,849,281	175,076
Altice SA1,2	2,784,150	159,062
Li & Fung Ltd.[1]	85,346,000	124,401
Swatch Group Ltd, non-registered shares[1]	123,900	79,770
Swatch Group Ltd[1]	342,000	41,271

Common stocks
		Value
Consumer discretionary (continued)	Shares	(000)

Toyota Motor Corp.[1]	2,214,500	$ 119,664
Melco Crown Entertainment Ltd. (ADR)	3,015,000	103,053
Inchcape PLC[1]	8,907,900	96,712
Domino’s Pizza, Inc.	1,195,000	88,884
Hankook Tire Co., Ltd.[1]	1,415,180	82,062
Hyundai Motor Co.[1]	350,800	78,380
Ctrip.com International, Ltd. (ADR)[2]	1,663,000	77,729
Truworths International Ltd.[1]	9,233,000	74,357
Zhongsheng Group Holdings Ltd.[1]	57,922,000	70,388
Renault SA1	695,894	67,877
Tata Motors Ltd.[1]	9,469,929	65,409
Daimler AG1	705,000	65,309
L’Occitane International SA1	25,364,750	62,381
Wynn Macau, Ltd.[1]	14,801,400	58,534
Techtronic Industries Co. Ltd.[1]	17,785,000	56,670
Zee Entertainment Enterprises Ltd.[1]	12,420,000	54,017
Chow Sang Sang Holdings International Ltd.[1]	21,805,000	53,507
Kering SA1	230,500	51,028
SAIC Motor Corp. Ltd., Class A1	21,504,614	49,897
Arcos Dorados Holdings Inc., Class A	5,392,400	49,125
Galaxy Entertainment Group Ltd. [1,2]	6,155,000	48,630
Honda Motor Co., Ltd.[1]	1,385,000	45,784
Bayerische Motoren Werke AG1	340,000	42,572
Hyundai Mobis Co., Ltd.[1]	145,791	41,584
Maruti Suzuki India Ltd.[1]	1,232,000	39,277
NIKE, Inc., Class B	445,000	32,463
Intercontinental Hotels Group PLC[1]	924,666	31,568
Mahindra & Mahindra Ltd.[1]	1,680,500	30,020
MGM China Holdings Ltd.[1]	8,400,000	29,264
Belle International Holdings Ltd.[1]	28,139,000	29,154
Publicis Groupe SA1	326,159	27,812
Golden Eagle Retail Group Ltd.[1]	20,718,000	26,757
Sands China Ltd.[1]	3,630,000	26,704
Shangri-La Asia Ltd.[1]	14,802,000	24,436
Cie. Financière Richemont SA, Class A1	235,000	23,928
Dongfeng Motor Group Co., Ltd., Class H1	17,518,000	23,411
Melco International Development Ltd.[1]	7,315,000	22,504
Hero MotoCorp Ltd.[1]	606,394	22,122
PT Astra International Tbk[1]	32,820,000	21,088
Ripley Corp SA	30,720,000	19,981
General Motors Co.	548,000	18,895
Las Vegas Sands Corp.	237,500	18,793
Volkswagen AG, nonvoting preferred[1,2]	66,000	17,780
Mr Price Group Ltd.[1]	857,190	12,910
Nissan Motor Co., Ltd.[1]	1,090,000	9,350
		2,691,350
Consumer staples 9.03%

Nestlé SA1	2,554,417	197,547
OJSC Magnit (GDR)[1]	2,295,700	108,553
OJSC Magnit (GDR)[1,3]	1,881,000	88,943
Lenta Ltd. (GDR)[1,2,3]	13,753,700	133,273
Lenta Ltd. (GDR)[1,2]	1,000,000	9,690
Common stocks
		Value
Consumer staples (continued)	Shares	(000)

LT Group, Inc.[1]	336,174,800	$ 138,233
Pernod Ricard SA1	1,033,260	124,062
Shoprite Holdings Ltd.[1]	6,892,470	115,207
British American Tobacco PLC[1]	1,533,000	88,375
Hypermarcas SA, ordinary nominative	11,853,200	87,341
ITC Ltd.[1]	15,335,000	86,634
SABMiller PLC[1]	1,545,200	84,298
Unilever NV, depository receipts[1]	1,871,000	80,221
Anheuser-Busch InBev NV1	735,395	78,409
Coca-Cola Co.	1,887,000	76,971
United Spirits Ltd.[1]	1,616,718	74,415
United Breweries Ltd.[1]	4,982,310	65,333
Procter & Gamble Co.	708,000	58,445
PepsiCo, Inc.	646,000	55,485
Henkel AG & Co. KGaA, nonvoting preferred[1]	470,000	52,305
Associated British Foods PLC[1]	1,015,000	50,963
Grupo Nutresa SA	3,341,557	46,899
Wal-Mart de México, SAB de CV, Series V (ADR)	1,500,000	38,205
Wal-Mart de México, SAB de CV, Series V	3,020,000	7,636
Thai Beverage PCL[1]	70,000,000	32,991
Kimberly-Clark de México, SAB de CV, Class A	12,000,000	31,195
Avon Products, Inc.	1,900,000	29,032
Asahi Group Holdings, Ltd.[1]	1,030,000	28,450
Japan Tobacco Inc.[1]	783,000	25,700
Wumart Stores, Inc., Class H1	22,535,000	22,219
Coca-Cola Icecek AS, Class C1	667,000	15,626
Orion Corp.[1]	20,250	15,442
Charoen Pokphand Foods PCL[1]	14,398,100	12,013
L’Oréal SA, non-registered shares[1]	30,300	5,216
		2,165,327
Industrials 8.29%

International Container Terminal Services, Inc.[1,4]	106,374,000	258,106
Cummins Inc.	1,377,000	207,720
Alliance Global Group, Inc.[1]	167,000,000	116,707
ASSA ABLOY AB, Class B1,2	1,832,660	97,494
Intertek Group PLC[1]	1,760,700	86,557
Airbus Group NV1	1,174,573	80,876
Jardine Matheson Holdings Ltd.[1]	1,275,000	79,669
United Technologies Corp.	607,000	71,826
DP World Ltd.	3,653,567	67,591
Bureau Veritas SA1	2,074,864	63,379
Shanghai Industrial Holdings Ltd.[1]	20,253,000	62,862
Toshiba Corp.[1]	15,700,000	61,425
SGS SA1	23,101	57,734
Industries Qatar QSC[1]	1,156,941	56,641
Andritz AG1	895,000	55,655
JG Summit Holdings, Inc.[1]	45,956,200	52,173
Experian PLC[1]	2,460,000	47,278
CIMC Enric Holdings Ltd.[1]	28,868,000	41,878
SMC Corp.[1]	167,000	39,651
Komatsu Ltd.[1]	1,675,000	36,893
Kansas City Southern	355,000	35,813
Common stocks
		Value
Industrials (continued)	Shares	(000)

Container Corp. of India Ltd.[1]	2,100,000	$ 33,485
Rolls-Royce Holdings PLC[1,2]	1,849,100	32,849
Siemens AG1	235,000	30,981
Koc Holding AS, Class B1	6,772,150	30,304
Schneider Electric SA1	266,800	25,075
China State Construction International Holdings Ltd.[1]	14,910,000	24,891
Chart Industries, Inc.[2]	340,169	23,206
A.P. Møller – Mærsk A/S, Class B1	9,250	22,140
KONE Oyj, Class B1	419,800	17,995
Cebu Air, Inc.[1]	12,878,300	15,167
Rockwell Automation	115,200	13,730
Mitsubishi Heavy Industries, Ltd.[1]	2,080,000	10,986
KBR, Inc.	340,000	8,626
Aggreko PLC[1]	280,000	7,469
Samsung Engineering Co., Ltd.[1,2]	82,500	6,200
AirAsia Bhd.[1]	6,457,900	4,395
PT Bakrie & Brothers Tbk[1,2]	1,332,820,100	1,614
		1,987,041
Health care 8.08%

Hikma Pharmaceuticals PLC[1,4]	11,903,828	313,300
Novo Nordisk A/S, Class B1	5,920,750	268,633
Grifols, SA, Class B, non-registered shares[1]	2,935,630	120,677
Grifols, SA, Class B (ADR)	1,384,215	56,808
Grifols, SA, Class A, non-registered shares[1]	464,100	24,880
Novartis AG1	1,698,100	147,574
Novartis AG (ADR)	300,000	26,082
Alexion Pharmaceuticals, Inc.[2]	1,010,712	159,895
Bayer AG1	849,000	117,823
Allergan, Inc.	446,500	74,048
Genomma Lab Internacional, SAB de CV, Series B2	27,395,000	69,436
Krka, dd, Novo mesto[1]	755,000	66,578
CSL Ltd.[1]	820,000	52,286
Pharmstandard OJSC (GDR)[1,2]	6,123,618	47,726
Pharmstandard OJSC (GDR)[1,2,3]	392,700	3,061
Life Healthcare Group Holdings Ltd.[1]	12,125,000	48,393
Thermo Fisher Scientific Inc.	313,000	35,682
Merck & Co., Inc.	600,000	35,136
Baxter International Inc.	480,000	34,939
Teva Pharmaceutical Industries Ltd. (ADR)	710,000	34,691
BioMarin Pharmaceutical Inc.[2]	592,029	34,474
PerkinElmer, Inc.	780,000	32,737
Waters Corp.[2]	330,000	32,518
AstraZeneca PLC[1]	400,000	31,596
Cochlear Ltd.[1]	540,000	29,517
Glenmark Pharmaceuticals Ltd.[1]	1,996,000	20,001
PT Kalbe Farma Tbk[1]	139,340,000	18,664
		1,937,155
Energy 6.08%

InterOil Corp.[2,4]	3,253,239	205,637
Genel Energy PLC[1,2]	9,795,600	160,487
Ophir Energy PLC[1,2]	29,166,242	129,845
Common stocks
		Value
Energy (continued)	Shares	(000)

Pacific Rubiales Energy Corp.	7,018,728	$ 114,561
Royal Dutch Shell PLC, Class B1	1,905,000	80,876
Royal Dutch Shell PLC, Class B (ADR)	210,000	17,777
Cobalt International Energy, Inc.[2]	5,330,000	95,940
Indus Gas Ltd.[1,2,4]	10,429,272	84,631
Galp Energia, SGPS, SA, Class B1	4,419,155	76,681
Noble Energy, Inc.	1,067,000	76,589
Caracal Energy Inc. (CDI)[1,2,4]	8,059,986	73,878
Africa Oil Corp.[2]	8,057,700	60,798
Africa Oil Corp. (SEK denominated)[1,2]	346,925	2,661
Oil Search Ltd.[1]	6,591,377	54,516
Gulf Keystone Petroleum Ltd.[1,2]	19,594,850	31,259
Gulf Keystone Petroleum Ltd.[1,2,3]	14,287,125	22,792
BG Group PLC[1]	1,533,000	31,068
Eni SpA[1]	1,068,000	27,772
CNOOC Ltd.[1]	15,861,000	26,202
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	1,500,000	20,820
Petróleo Brasileiro SA – Petrobras, preferred nominative (ADR)	200,000	2,960
BP PLC[1]	2,480,000	20,922
Essar Energy PLC[1,2]	11,213,500	12,727
INPEX CORP.[1]	812,000	11,818
Heritage Oil Ltd.[1,2]	2,166,911	11,570
African Petroleum Corp. Ltd.[1,2]	14,353,334	3,333
		1,458,120
Materials 3.60%

Linde AG1	555,392	115,180
Anhui Conch Cement Co. Ltd., Class H1	19,009,000	70,628
Celanese Corp., Series A	1,041,000	63,949
Holcim Ltd[1,2]	689,676	63,207
Akzo Nobel NV1	726,000	56,018
Givaudan SA1	34,912	55,152
International Flavors & Fragrances Inc.	475,000	46,797
Grasim Industries Ltd. (GDR)[1]	527,053	22,887
Grasim Industries Ltd.[1]	521,502	22,646
First Quantum Minerals Ltd.	2,005,359	39,941
Solvay NV1	240,000	38,950
Ambuja Cements Ltd.[1]	10,700,000	35,210
ArcelorMittal[1]	1,650,000	26,905
Wacker Chemie AG1	228,000	26,777
OJSC ALROSA[1]	23,529,482	24,321
BHP Billiton PLC[1]	700,000	22,654
Rio Tinto PLC[1]	346,000	18,808
Vedanta Resources PLC[1]	1,098,918	17,598
African Minerals Ltd.[1,2]	7,793,102	16,427
ACC Ltd.[1]	750,000	16,116
Northam Platinum Ltd.[1]	3,235,460	12,622
FUCHS PETROLUB SE1	133,975	12,336
Lonmin PLC[1,2]	2,513,549	12,064
LG Chem, Ltd.[1]	45,500	11,608
Glencore Xstrata PLC[1]	2,000,000	10,795
Aquarius Platinum Ltd. (GBP denominated)[1,2]	6,315,004	2,296
Aquarius Platinum Ltd.[1,2]	3,259,475	1,168
		863,060
Common stocks
		Value
Telecommunication services 3.42%	Shares	(000)

SoftBank Corp.[1]	3,573,100	$ 265,219
MTN Group Ltd.[1]	9,424,491	189,046
Reliance Communications Ltd.[1]	60,476,096	122,989
Globe Telecom, Inc.[1]	1,670,000	62,082
Intouch Holdings PCL, nonvoting depository receipts[1]	13,753,400	33,222
Intouch Holdings PCL[1]	5,881,600	14,207
OJSC Mobile TeleSystems (ADR)	1,883,000	31,559
China Telecom Corp. Ltd., Class H1	36,912,000	18,952
América Móvil, SAB de CV, Series L (ADR)	935,000	18,775
PT XL Axiata Tbk[1]	34,045,665	15,241
Vodafone Group PLC[1]	3,847,091	14,621
Hellenic Telecommunications Organization SA1,2	816,500	13,048
China Communications Services Corp. Ltd., Class H1	20,400,000	10,344
OJSC MegaFon (GDR)[1,3]	343,900	8,965
NII Holdings, Inc., Class B2	795,705	684
		818,954
Utilities 2.47%

ENN Energy Holdings Ltd.[1]	32,106,000	224,485
Power Grid Corp. of India Ltd.[1]	92,408,870	162,191
PT Perusahaan Gas Negara (Persero) Tbk[1]	293,633,500	135,299
Cheung Kong Infrastructure Holdings Ltd.[1]	8,340,000	54,399
Energy World Corp. Ltd.[1,2]	61,900,000	16,437
		592,811
Miscellaneous 4.89%

Other common stocks in initial period of acquisition		1,170,945
Total common stocks (cost: $14,326,845,000)		19,291,429
Preferred securities 0.01%

Miscellaneous 0.01%

Other preferred securities in initial period of acquisition		3,459
Total preferred securities (cost: $1,848,000)		3,459
Rights 0.01%

Miscellaneous 0.01%

Other rights in initial period of acquisition		3,461
Total rights (cost: $7,243,000)		3,461
Convertible securities 0.03%
	Principal amount
Consumer staples 0.03%	(000)

Shoprite Holdings Ltd. 6.50% convertible notes 2017	ZAR62,950	7,016
Total convertible securities (cost: $8,166,000)		7,016
Bonds, notes and other debt instruments 9.90%
	Principal amount	Value
Bonds & notes of governments outside the U.S. 7.71%	(000)	(000)

United Mexican States Government, Series M, 5.00% 2017	MXN140,900	$10,992
United Mexican States Government Global, Series A, 5.625% 2017	$14,396	16,052
United Mexican States Government, Series M10, 7.75% 2017	MXN 85,000	7,153
United Mexican States Government 3.50% 2017[5]	141,538	11,638
United Mexican States Government 4.00% 2019[5]	431,821	36,703
United Mexican States Government Global, Series A, 5.125% 2020	$33,020	37,024
United Mexican States Government, Series M, 6.50% 2021	MXN389,400	31,197
United Mexican States Government Global, Series A, 3.625% 2022	$18,000	18,288
United Mexican States Government 2.00% 2022[5]	MXN180,140	13,410
United Mexican States Government Global, Series A, 4.00% 2023	$10,700	10,981
United Mexican States Government, Series M20, 10.00% 2024	MXN97,000	9,575
United Mexican States Government Global, Series A, 6.05% 2040	$19,180	22,230
United Mexican States Government 4.00% 2040[5]	MXN66,394	5,388
United Mexican States Government Global 5.55% 2045	$14,395	15,619
Indonesia (Republic of) 6.875% 2018	6,696	7,650
Indonesia (Republic of) 5.875% 2020	51,520	56,672
Indonesia (Republic of) 4.875% 2021[3]	30,140	31,233
Indonesia (Republic of) 4.875% 2021	10,875	11,269
Indonesia (Republic of) 8.25% 2021	IDR143,000,000	12,598
Indonesia (Republic of) 3.75% 2022	$ 2,490	2,365
Indonesia (Republic of) 3.375% 2023[3]	15,750	14,352
Indonesia (Republic of) 5.875% 2024[3]	6,500	7,052
Indonesia (Republic of) 7.75% 2038[3]	3,730	4,537
Indonesia (Republic of) 5.25% 2042	5,000	4,637
Indonesia (Republic of) 4.625% 2043	4,000	3,375
Indonesia (Republic of) 6.75% 2044[3]	4,500	5,006
Turkey (Republic of) 7.00% 2016	12,750	14,118
Turkey (Republic of) 4.557% 2018[3]	8,605	8,949
Turkey (Republic of) 7.00% 2019	3,500	4,012
Turkey (Republic of) 10.50% 2020	TRY24,625	12,379
Turkey (Republic of) 3.00% 2021[5]	12,993	6,406
Turkey (Republic of) 5.625% 2021	$45,925	49,599
Turkey (Republic of) 8.80% 2023	TRY31,700	14,658
Turkey (Republic of) 6.00% 2041	$32,300	33,535
Colombia (Republic of) Global 12.00% 2015	COP 2,555,000	1,458
Colombia (Republic of), Series B, 5.00% 2018	100,872,300	51,030
Colombia (Republic of) Global 4.375% 2021	$18,800	19,937
Colombia (Republic of), Series B, 7.00% 2022	COP25,099,000	13,549
Colombia (Republic of) Global 9.85% 2027	7,889,000	5,338
Colombia (Republic of), Series B, 6.00% 2028	30,523,900	14,578
Colombia (Republic of) Global 6.125% 2041	$11,200	12,852
Hungarian Government 4.125% 2018	7,930	8,186
Hungarian Government 4.00% 2019	1,960	1,984
Hungarian Government 6.25% 2020	37,240	41,392
Hungarian Government 6.375% 2021	9,260	10,348
Hungarian Government 5.375% 2023	10,840	11,340
Hungarian Government 5.75% 2023	4,200	4,494
Hungarian Government, Series 23A, 6.00% 2023	HUF2,153,410	10,318
Hungarian Government 5.375% 2024	$6,050	6,284
Hungarian Government, Series 25B, 5.50% 2025	HUF3,296,590	14,971
Hungarian Government 7.625% 2041	$5,400	6,493
Greek Government 2.00%/3.00% 2023[6]	€5,835	6,539
Greek Government 2.00%/3.00% 2024[6]	5,835	6,407

Bonds, notes and other debt instruments
	Principal amount	Value
Bonds & notes of governments outside the U.S. (continued)	(000)	(000)

Greek Government 2.00%/3.00% 2025[6]	€5,835	$ 6,299
Greek Government 2.00%/3.00% 2026[6]	5,835	6,196
Greek Government 2.00%/3.00% 2027[6]	5,835	6,099
Greek Government 2.00%/3.00% 2028[6]	5,835	5,981
Greek Government 2.00%/3.00% 2029[6]	5,835	5,903
Greek Government 2.00%/3.00% 2030[6]	5,835	5,790
Greek Government 2.00%/3.00% 2031[6]	5,835	5,706
Greek Government 2.00%/3.00% 2032[6]	5,835	5,629
Greek Government 2.00%/3.00% 2033[6]	5,835	5,556
Greek Government 2.00%/3.00% 2034[6]	5,835	5,482
Greek Government 2.00%/3.00% 2035[6]	5,835	5,414
Greek Government 2.00%/3.00% 2036[6]	5,835	5,377
Greek Government 2.00%/3.00% 2037[6]	5,835	5,337
Greek Government 2.00%/3.00% 2038[6]	5,835	5,290
Greek Government 2.00%/3.00% 2039[6]	5,835	5,264
Greek Government 2.00%/3.00% 2040[6]	5,835	5,245
Greek Government 2.00%/3.00% 2041[6]	5,835	5,235
Greek Government 2.00%/3.00% 2042[6]	5,835	5,225
Philippines (Republic of) 9.375% 2017	$4,000	4,865
Philippines (Republic of) 4.95% 2021	PHP1,190,000	27,822
Philippines (Republic of) 6.375% 2022	350,000	9,042
Philippines (Republic of) 5.50% 2026	$ 7,000	7,980
Philippines (Republic of) 7.75% 2031	16,070	22,157
Philippines (Republic of) 6.25% 2036	PHP1,460,000	33,696
Polish Government 3.00% 2016[5]	PLN25,719	8,858
Polish Government, Series 1021, 5.75% 2021	74,600	27,597
Polish Government 5.00% 2022	$25,895	28,258
Polish Government 2.75% 2023[5]	PLN10,583	3,666
Polish Government 4.00% 2024	$35,450	35,929
South Africa (Republic of) 5.50% 2020	20,200	22,068
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR151,150	13,862
South Africa (Republic of), Series R-213, 7.00% 2031	283,650	22,488
South Africa (Republic of), Series R-214, 6.50% 2041	445,300	31,348
Brazil (Federal Republic of) 6.00% 2015[5]	BRL14,762	6,612
Brazil (Federal Republic of) 10.00% 2017	25,800	11,017
Brazil (Federal Republic of) 6.00% 2017[5]	24,603	10,937
Brazil (Federal Republic of) 6.00% 2018[5]	51,666	22,794
Brazil (Federal Republic of) 6.00% 2020[5]	25,833	11,346
Brazil (Federal Republic of) 10.00% 2023	10,430	4,099
Brazil (Federal Republic of) 10.00% 2025	20,570	7,893
Brazil (Federal Republic of) 6.00% 2045[5]	27,063	11,152
Croatian Government 6.75% 2019[3]	$ 9,890	10,891
Croatian Government 6.625% 2020	27,365	29,965
Croatian Government 6.625% 2020[3]	2,000	2,190
Croatian Government 6.375% 2021[3]	18,245	19,705
Croatian Government 5.50% 2023[3]	9,785	9,932
Slovenia (Republic of) 4.75% 2018[3]	16,515	17,547
Slovenia (Republic of) 4.125% 2019[3]	6,205	6,407
Slovenia (Republic of) 5.50% 2022[3]	3,000	3,206
Slovenia (Republic of) 5.85% 2023[3]	31,870	34,818
Slovenia (Republic of) 5.85% 2023	5,800	6,337
Russian Federation 6.20% 2018	RUB1,123,400	29,059
Russian Federation 5.00% 2020	$6,300	6,395
Bonds, notes and other debt instruments
	Principal amount	Value
Bonds & notes of governments outside the U.S. (continued)	(000)	(000)

Russian Federation 7.50% 2030[3,7]	$21,107	$ 23,576
Russian Federation 7.50% 2030[7]	5,480	6,121
Argentina (Republic of) 7.00% 2015	17,325	16,795
Argentina (Republic of) 7.00% 2017	50,787	46,412
Peru (Republic of) 8.375% 2016	15,763	18,068
Peru (Republic of) 7.35% 2025	3,550	4,668
Peru (Republic of) 8.75% 2033	14,975	22,575
Peru (Republic of) 6.55% 2037[7]	5,042	6,239
Venezuela (Republic of) 9.25% 2027	56,640	47,153
Venezuela (Republic of) 9.25% 2028	4,460	3,568
Dominican Republic 9.04% 2018[7]	3,148	3,466
Dominican Republic 7.50% 2021[7]	1,000	1,115
Dominican Republic 8.625% 2027[3,7]	9,900	11,390
Dominican Republic 7.45% 2044[3]	14,650	15,053
Nigeria (Republic of) 5.125% 2018[3]	4,265	4,366
Nigeria (Republic of) 16.00% 2019	NGN1,650,000	11,426
Nigeria (Republic of) 6.75% 2021[3]	$ 8,100	8,822
Nigeria (Republic of) 6.375% 2023	2,800	2,940
Nigeria (Republic of) 6.375% 2023[3]	2,145	2,252
Pakistan Government 6.875% 2017	13,600	13,872
Pakistan (Republic of) 7.25% 2019[3]	7,000	7,044
Pakistan (Republic of) 8.25% 2024[3]	5,000	4,988
Morocco Government 4.25% 2022	6,500	6,276
Morocco Government 4.25% 2022[3]	2,200	2,124
Morocco Government 5.50% 2042	16,000	15,140
Morocco Government 5.50% 2042[3]	1,800	1,703
Panama (Republic of) Global 8.875% 2027	2,775	3,920
Panama (Republic of) Global 9.375% 2029	9,034	13,077
Panama (Republic of) Global 6.70% 2036[7]	6,819	8,225
Bahrain Government 5.50% 2020	11,635	12,668
Bahrain Government 5.50% 2020[3]	565	615
India Treasury Bill 0% 2014	INR770,000	12,661
Uruguay (Republic of) 5.00% 2018[5]	UYU117,694	5,461
Uruguay (Republic of) 4.375% 2028[5,7]	114,301	5,329
State of Qatar 5.75% 2042	$9,300	10,300
Egypt (Arab Republic of) 5.75% 2020[3]	4,000	4,120
Chilean Government 5.50% 2020	CLP1,915,000	3,491
		1,848,135
Corporate bonds & notes 1.44%
Energy 0.56%

Gazprom OJSC 5.092% 2015[3]	$11,480	11,724
Gazprom OJSC 9.25% 2019	15,000	17,287
Gazprom OJSC, Series 9, 6.51% 2022	17,200	17,114
Gazprom OJSC 6.51% 2022[3]	10,810	10,756
Petróleos Mexicanos 5.50% 2021	7,675	8,442
Petróleos Mexicanos 4.875% 2022	5,568	5,859
Petróleos Mexicanos 3.50% 2023	3,975	3,776
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	15,000	16,875
Petróleos Mexicanos 6.50% 2041	14,825	16,530
Petróleos Mexicanos 5.50% 2044	2,425	2,389
Zhaikmunai LP 7.125% 2019[3]	11,000	11,321
Ras Laffan Liquefied Natural Gas II 5.298% 2020[3,7]	4,191	4,547
Bonds, notes and other debt instruments
	Principal amount	Value
Corporate bonds & notes — Energy (continued)	(000)	(000)

PTT Exploration & Production Ltd. 5.692% 2021[3]	$ 3,400	$ 3,749
Ecopetrol SA 5.875% 2023	3,100	3,398
		133,767
Financials 0.21%

HSBK (Europe) BV 7.25% 2021[3]	13,617	14,174
HSBK (Europe) BV 7.25% 2021	1,685	1,754
SB Capital SA 5.40% 2017	5,950	6,010
SB Capital SA 5.25% 2023[3]	5,000	4,300
BBVA Bancomer SA, junior subordinated 7.25% 2020[3]	785	883
BBVA Bancomer SA 6.50% 2021[3]	6,550	7,238
Bank of India 3.625% 2018[3]	6,000	5,956
Banco de Crédito del Perú 5.375% 2020[3]	5,000	5,356
VEB Finance Ltd. 6.902% 2020	5,300	5,181
		50,852
Utilities 0.17%

Eskom Holdings Ltd. 5.75% 2021[3]	12,300	12,731
Eskom Holdings SOC Ltd. 5.75% 2021	12,000	12,420
AES Panamá, SA 6.35% 2016[3]	10,400	11,106
CEZ, a s 4.25% 2022[3]	4,720	4,902
		41,159
Industrials 0.15%

Brunswick Rail Finance Ltd. 6.50% 2017	10,455	10,141
Brunswick Rail Finance Ltd. 6.50% 2017[3]	9,345	9,065
Zoomlion H.K. SPV Co., Ltd. 6.125% 2022[3]	17,000	15,980
		35,186
Telecommunication services 0.14%

Digicel Group Ltd. 8.25% 2020[3]	6,500	6,955
Digicel Group Ltd. 6.00% 2021[3]	6,285	6,379
Digicel Group Ltd. 7.125% 2022[3]	6,575	6,624
MTS International Funding Ltd. 8.625% 2020	13,200	15,015
		34,973
Consumer staples 0.14%

BFF International Ltd. 7.25% 2020[3]	12,500	14,437
Brasil Foods SA 5.875% 2022[3]	12,000	12,810
Marfrig Holdings (Europe) BV 9.875% 2017[3]	6,089	6,424
		33,671
Materials 0.06%

CEMEX SAB de CV 4.976% 2018[3,8]	12,000	12,720
CEMEX SAB de CV 9.00% 2018[3]	1,343	1,457
		14,177

Consumer discretionary 0.01%

Grupo Televisa, SAB 7.25% 2043	MXN30,240	1,881
Total corporate bonds & notes		345,666
Bonds, notes and other debt instruments
	Principal amount	Value
U.S. Treasury bonds & notes 0.75%	(000)	(000)

U.S. Treasury 4.75% 2014	$ 15,200	$ 15,227
U.S. Treasury 4.00% 2015[9]	157,900	162,786
		178,013
Total bonds, notes & other debt instruments (cost: $2,247,663,000)		2,371,814

Short-term securities 9.30%

Freddie Mac 0.09%–0.165% due 5/1/2014–4/22/2015	374,400	374,284
Fannie Mae 0.11%–0.14% due 5/1–11/24/2014	355,347	355,301
Federal Home Loan Bank 0.06%–0.165% due 5/5–12/23/2014	224,100	224,057
Svenska Handelsbanken Inc. 0.155%–0.17% due 5/7–6/26/2014[3]	197,000	196,964
International Bank for Reconstruction and Development 0.10%–0.13% due 5/12–7/7/2014	187,300	187,289
Toronto-Dominion Holdings USA Inc. 0.11%–0.16% due 5/20–6/20/2014[3]	125,500	125,488
Electricité de France 0.25%–0.33% due 1/2/2015[3]	82,650	82,404
Nordea Bank AB 0.155%–0.165% due 6/18–7/10/2014[3]	81,300	81,279
Gotham Funding Corp. 0.15%–0.16% due 5/13–7/1/2014[3]	53,900	53,892
Victory Receivables Corp. 0.15% due 5/19/2014[3]	23,000	22,998
Sumitomo Mitsui Banking Corp. 0.12%–0.18% due 5/9–6/5/2014[3]	62,400	62,396
Toyota Credit Canada Inc. 0.14%–0.18% due 5/15–7/28/2014	61,500	61,494
Mizuho Funding LLC 0.195% due 5/7–7/23/2014[3]	51,600	51,576
Québec (Province of) 0.08% due 6/5/2014[3]	50,000	49,996
BNP Paribas Finance Inc. 0.20% due 5/8/2014	37,200	37,199
Old Line Funding, LLC 0.23% due 7/9-8/8/2014[3]	34,150	34,143
Thunder Bay Funding, LLC 0.21% due 10/21/2014[3]	2,600	2,597
BNZ International Funding Ltd. 0.165% due 7/14/2014[3]	33,000	32,987
KfW 0.11%–0.13% due 5/27–6/13/2014[3]	31,900	31,897
Jupiter Securitization Co., LLC 0.28% due 11/13/2014[3]	26,000	25,963
AstraZeneca PLC 0.10% due 7/10/2014[3]	25,700	25,692
GlaxoSmithKline Finance PLC 0.10% due 5/16/2014[3]	25,000	24,999
Paccar Financial Corp. 0.10% due 7/3/2014	25,000	24,992
Kells Funding, LLC 0.20% due 8/18/2014[3]	25,000	24,986
Reckitt Benckiser Treasury Services PLC 0.20% due 11/21/2014[3]	22,300	22,275
ANZ New Zealand (International) Ltd. 0.18% due 8/15/2014[3]	11,300	11,294
Total short-term securities (cost: $2,228,325,000)		2,228,442
Total investment securities (cost: $18,820,090,000)		23,905,621
Other assets less liabilities		63,742
Net assets		$23,969,363

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1 Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,” was $14,535,039,000, which represented 60.64% of the net assets of the fund. This amount includes $14,492,634,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

2 Security did not produce income during the last 12 months.

3 Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,724,232,000, which represented 7.19% of the net assets of the fund.

4 Represents an affiliated company as defined under the Investment Company Act of 1940.

5 Index-linked bond whose principal amount moves with a government price index.

6 Step bond; coupon rate will increase at a later date.

7 Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

8 Coupon rate may change periodically.

9 A portion of this security was pledged as collateral. The total value of pledged collateral was $894,000, which represented less than .01% of the net assets of the fund.

Key to abbreviations and symbol

ADR = American Depositary Receipts	COP = Colombian pesos	INR = Indian rupees	RUB = Russian rubles
CDI = CREST Depository Interest	€ = Euros	MXN = Mexican pesos	SEK = Swedish kronor
GDR = Global Depositary Receipts	GBP = British pounds	NGN = Nigerian naira	TRY = Turkish lira
BRL = Brazilian reais	HUF = Hungarian forints	PHP = Philippine pesos	UYU = Uruguayan pesos
CLP = Chilean pesos	IDR = Indonesian rupiah	PLN = Polish zloty	ZAR = South African rand

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-036-0614O-S37662

Summary investment portfolio April 30, 2014	unaudited

Industry sector diversification	Percent of net assets

Country diversification	Percent of net assets
Euro zone*	12.3%
United States	11.8
United Kingdom	9.0
India	7.1
China	6.6
Japan	4.8
Hong Kong	4.2
Philippines	3.9
Russian Federation	3.7
South Africa	3.2
Other countries	23.8
Short-term securities & other assets less liabilities	9.6
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Greece, Italy, the Netherlands, Portugal, Slovenia and Spain.

New World Fund	7

Common stocks 80.48%	Shares	Value (000)	Percent of net assets
Financials 12.03%
Prudential PLC[1]	10,506,431	$241,664	1.01%
AIA Group Ltd.[1]	34,774,600	168,665	.70
Axis Bank Ltd.[1]	6,622,628	166,640	.70
KASIKORNBANK PCL[1]	20,744,257	126,189	.53
Eurobank Ergasias SA2	256,225,159	145,744	.61
AEON Financial Service Co., Ltd.[1]	5,570,000	140,069	.58
HDFC Bank Ltd.[1]	6,959,961	83,444
HDFC Bank Ltd. (ADR)	1,262,300	50,555	.56
Other securities		1,761,744	7.34
		2,884,714	12.03

Information technology 11.36%
Samsung Electronics Co. Ltd.[1]	235,450	306,878
Samsung Electronics Co. Ltd., nonvoting preferred[1]	42,918	43,070	1.46
Baidu, Inc., Class A (ADR)[2]	2,152,900	331,224	1.38
Mail.Ru Group Ltd. (GDR)[1,2]	6,960,505	190,634
Mail.Ru Group Ltd. (GDR)[1,2,3]	848,230	23,231	.89
Murata Manufacturing Co., Ltd.[1]	1,915,900	159,285	.66
Taiwan Semiconductor Manufacturing Co. Ltd.[1]	32,713,000	128,955
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,200,000	24,120	.64
Alcatel-Lucent[1,2]	37,384,619	149,769	.63
AAC Technologies Holdings Inc.[1]	23,442,500	130,940	.55
Avago Technologies Ltd.	1,867,000	118,555	.50
Tencent Holdings Ltd.[1]	1,845,600	116,088	.48
Other securities		999,203	4.17
		2,721,952	11.36

Consumer discretionary 11.23%
Naspers Ltd., Class N1	1,849,281	175,076	.73
Altice SA1,2	2,784,150	159,062	.66
Li & Fung Ltd.[1]	85,346,000	124,401	.52
Swatch Group Ltd, non-registered shares[1]	123,900	79,770
Swatch Group Ltd[1]	342,000	41,271	.50
Toyota Motor Corp.[1]	2,214,500	119,664	.50
Other securities		1,992,106	8.32
		2,691,350	11.23

Consumer staples 9.03%
Nestlé SA1	2,554,417	197,547	.82
OJSC Magnit (GDR)[1]	2,295,700	108,553
OJSC Magnit (GDR)[1,3]	1,881,000	88,943	.82
Lenta Ltd. (GDR)[1,2,3]	13,753,700	133,273
Lenta Ltd. (GDR)[1,2]	1,000,000	9,690	.60
LT Group, Inc.[1]	336,174,800	138,233	.58
Pernod Ricard SA1	1,033,260	124,062	.52
Shoprite Holdings Ltd.[1]	6,892,470	115,207	.48
Other securities		1,249,819	5.21
		2,165,327	9.03

8	New World Fund

	Shares	Value (000)	Percent of net assets
Industrials 8.29%
International Container Terminal Services, Inc.[1,4]	106,374,000	$258,106	1.08%
Cummins Inc.	1,377,000	207,720	.87
Alliance Global Group, Inc.[1]	167,000,000	116,707	.49
Other securities		1,404,508	5.85
		1,987,041	8.29

Health care 8.08%
Hikma Pharmaceuticals PLC[1,4]	11,903,828	313,300	1.31
Novo Nordisk A/S, Class B1	5,920,750	268,633	1.12
Grifols, SA, Class B, non-registered shares[1]	2,935,630	120,677
Grifols, SA, Class B (ADR)	1,384,215	56,808	.74
Novartis AG1	1,698,100	147,574
Novartis AG (ADR)	300,000	26,082	.72
Alexion Pharmaceuticals, Inc.[2]	1,010,712	159,895	.67
Bayer AG1	849,000	117,823	.49
Other securities		726,363	3.03
		1,937,155	8.08

Energy 6.08%
InterOil Corp.[2,4]	3,253,239	205,637	.86
Genel Energy PLC[1,2]	9,795,600	160,487	.67
Ophir Energy PLC[1,2]	29,166,242	129,845	.54
Other securities		962,151	4.01
		1,458,120	6.08

Materials 3.60%
Linde AG1	555,392	115,180	.48
Other securities		747,880	3.12
		863,060	3.60

Telecommunication services 3.42%
SoftBank Corp.[1]	3,573,100	265,219	1.11
MTN Group Ltd.[1]	9,424,491	189,046	.79
Reliance Communications Ltd.[1]	60,476,096	122,989	.51
Other securities		241,700	1.01
		818,954	3.42

Utilities 2.47%
ENN Energy Holdings Ltd.[1]	32,106,000	224,485	.94
Power Grid Corp. of India Ltd.[1]	92,408,870	162,191	.68
PT Perusahaan Gas Negara (Persero) Tbk[1]	293,633,500	135,299	.56
Other securities		70,836	.29
		592,811	2.47

Miscellaneous 4.89%
Other common stocks in initial period of acquisition		1,170,945	4.89

Total common stocks (cost: $14,326,845,000)		$19,291,429	80.48

New World Fund	9

Preferred securities 0.01%			Value (000)	Percent of net assets
Miscellaneous 0.01%
Other preferred securities in initial period of acquisition			$3,459	.01%

Total preferred securities (cost: $1,848,000)			3,459	.01

Rights 0.01%
Miscellaneous 0.01%
Other rights in initial period of acquisition			3,461	.01

Total rights (cost: $7,243,000)			3,461	.01

Convertible securities 0.03%
Consumer staples 0.03%
Other securities			7,016	.03

Total convertible securities (cost: $8,166,000)			7,016	.03

Bonds, notes & other debt instruments 9.90%	Principal amount (000)
Bonds & notes of governments outside the U.S. 7.71%
United Mexican States Government
2.00%–10.00% 2017–2040[5]	MXN	1,532,193	126,056
United Mexican States Government Global				1.03
3.625%–6.05% 2017–2045		$109,691	120,194
Other securities			1,601,885	6.68
			1,848,135	7.71

Corporate bonds & notes 1.44%
Other securities			345,666	1.44

U.S. Treasury bonds & notes 0.75%
U.S. Treasury 4.00% 2015[6]		157,900	162,786	.68
Other securities			15,227	.07
			178,013	.75

Total bonds, notes & other debt instruments (cost: $2,247,663,000)			2,371,814	9.90

10	New World Fund

Short-term securities 9.30%	Principal amount (000)	Value (000)	Percent of net assets
Freddie Mac 0.09%–0.165% due 5/1/2014–4/22/2015	$374,400	$374,284	1.56%
Fannie Mae 0.11%–0.14% due 5/1–11/24/2014	355,347	355,301	1.48
Federal Home Loan Bank 0.06%–0.165% due 5/5–12/23/2014	224,100	224,057	.93
Svenska Handelsbanken Inc. 0.155%–0.17% due 5/7–6/26/2014[3]	197,000	196,964	.82
International Bank for Reconstruction and Development 0.10%–0.13% due 5/12–7/7/2014	187,300	187,289	.78
Toronto-Dominion Holdings USA Inc. 0.11%–0.16% due 5/20–6/20/2014[3]	125,500	125,488	.53
Other securities		765,059	3.20

Total short-term securities (cost: $2,228,325,000)		2,228,442	9.30
Total investment securities (cost: $18,820,090,000)		23,905,621	99.73
Other assets less liabilities		63,742	.27

Net assets		$23,969,363	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $323,106,000 over the prior 12-month period.

					Unrealized
					(depreciation)
			Contract amount		appreciation
			Receive	Deliver	at 4/30/2014
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Brazilian reais	6/3/2014	Citibank	$17,427	BRL39,400	$ (51)
Euros	5/15/2014	Bank of America, N.A.	$32,359	€23,300	35
Euros	6/6/2014	Bank of New York Mellon	$20,874	€15,100	(73)
Japanese yen	5/9/2014	HSBC Bank	$94,055	¥9,700,000	(787)
Japanese yen	5/16/2014	UBS AG	$7,080	¥720,538	31
Mexican pesos	5/15/2014	Bank of America, N.A.	$8,550	MXN111,625	29
Philippine pesos	5/9/2014	JPMorgan Chase	$12,448	PHP557,425	(54)
Philippine pesos	5/16/2014	Barclays Bank PLC	$30,426	PHP1,353,400	74
Philippine pesos	6/6/2014	Barclays Bank PLC	$4,958	PHP222,550	(31)
Russian rubles	5/8/2014	Barclays Bank PLC	$17,629	RUB627,000	64
					$(763)

New World Fund	11

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the six months ended April 30, 2014, appear below.

						Value of
					Dividend	affiliates at
	Beginning			Ending	income	4/30/2014
	shares	Additions	Reductions	shares	(000)	(000)
Hikma Pharmaceuticals PLC[1]	11,911,828	490,000	498,000	11,903,828	$2,045	$313,300
International Container Terminal Services, Inc.[1]	106,374,000	—	—	106,374,000	1,421	258,106
InterOil Corp.[2]	2,228,239	1,025,000	—	3,253,239	—	205,637
Indus Gas Ltd.[1,2]	7,000,000	3,429,272	—	10,429,272	—	84,631
Caracal Energy Inc. (CDI)[1,2]	—	8,059,986	—	8,059,986	—	73,878
Heritage Oil Ltd.[1,2,7]	14,813,874	—	12,646,963	2,166,911	—	—
Ophir Energy PLC[1,2,7]	32,317,242	2,635,000	5,786,000	29,166,242	—	—
					$3,466	$935,552

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $14,535,039,000, which represented 60.64% of the net assets of the fund. This amount includes $14,492,634,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,724,232,000, which represented 7.19% of the net assets of the fund.
[4]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	A portion of this security was pledged as collateral. The total value of pledged collateral was $894,000, which represented less than .01% of the net assets of the fund.
[7]	Unaffiliated issuer at 4/30/2014.

Key to abbreviations and symbols

ADR = American Depositary Receipts

CDI = CREST Depository Interest

GDR = Global Depositary Receipts

BRL = Brazilian reais

€ = Euros

¥ = Japanese yen

MXN = Mexican pesos

PHP = Philippine pesos

RUB = Russian rubles

See Notes to Financial Statements

12	New World Fund

Financial statements

Statement of assets and liabilities	unaudited
at April 30, 2014	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $18,256,773)	$22,970,069
Affiliated issuers (cost: $563,317)	935,552	$23,905,621
Cash denominated in currencies other than U.S. dollars (cost: $12,143)		10,133
Unrealized appreciation on open forward currency contracts		233
Receivables for:
Sales of investments	134,053
Sales of fund’s shares	35,470
Dividends and interest	88,689	258,212
		24,174,199
Liabilities:
Unrealized depreciation on open forward currency contracts		996
Payables for:
Purchases of investments	149,567
Repurchases of fund’s shares	21,837
Closed forward currency contracts	625
Investment advisory services	10,734
Services provided by related parties	10,563
Directors’ deferred compensation	2,022
Other	8,492	203,840
Net assets at April 30, 2014		$23,969,363

Net assets consist of:
Capital paid in on shares of capital stock		$18,231,582
Undistributed net investment income		51,963
Undistributed net realized gain		608,425
Net unrealized appreciation		5,077,393
Net assets at April 30, 2014		$23,969,363

See Notes to Financial Statements

New World Fund	13

Statement of assets and liabilities (continued)	unaudited

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 500,000 shares, $.01 par value
(406,461 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$13,394,678	226,309	$59.19
Class B	148,883	2,548	58.44
Class C	1,065,466	18,587	57.32
Class F-1	2,846,102	48,453	58.74
Class F-2	2,364,935	39,968	59.17
Class 529-A	795,117	13,536	58.74
Class 529-B	17,315	299	57.92
Class 529-C	176,753	3,078	57.42
Class 529-E	37,795	648	58.32
Class 529-F-1	46,929	799	58.76
Class R-1	36,741	639	57.48
Class R-2	364,995	6,351	57.47
Class R-3	476,660	8,156	58.44
Class R-4	425,885	7,223	58.97
Class R-5	524,053	8,827	59.37
Class R-6	1,247,056	21,040	59.27

See Notes to Financial Statements

14	New World Fund

Statement of operations for the six months ended April 30, 2014	unaudited

(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $14,634; also includes $3,466 from affiliates)	$219,949
Interest (net of non-U.S. taxes of $152)	68,693	$288,642
Fees and expenses*:
Investment advisory services	63,019
Distribution services	29,675
Transfer agent services	19,570
Administrative services	3,071
Reports to shareholders	929
Registration statement and prospectus	490
Directors’ compensation	341
Auditing and legal	50
Custodian	3,251
Other	634	121,030
Net investment income		167,612

Net realized gain and unrealized depreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $13; also includes $28,940 net loss from affiliates)	607,824
Forward currency contracts	6,997
Currency transactions	(3,937)	610,884
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $8,169)	(374,992)
Forward currency contracts	(2,076)
Currency translations	575	(376,493)
Net realized gain and unrealized depreciation on investments, forward currency contracts and currency		234,391

Net increase in net assets resulting from operations		$402,003

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

New World Fund	15

Statements of changes in net assets

(dollars in thousands)

	Six months ended April 30, 2014*	Year ended October 31, 2013
Operations:
Net investment income	$167,612	$242,518
Net realized gain on investments, forward currency contracts and currency transactions	610,884	708,210
Net unrealized (depreciation) appreciation on investments, forward currency contracts and currency translations	(376,493)	1,875,383
Net increase in net assets resulting from operations	402,003	2,826,111

Dividends and distributions paid to shareholders:
Dividends from net investment income	(218,412)	(252,287)
Distributions from net realized gain on investments	(238,779)	—
Total dividends and distributions paid to shareholders	(457,191)	(252,287)

Net capital share transactions	1,264,368	1,102,190

Total increase in net assets	1,209,180	3,676,014

Net assets:
Beginning of period	22,760,183	19,084,169
End of period (including undistributed net investment income: $51,963 and $102,763, respectively)	$23,969,363	$22,760,183

* Unaudited.

See Notes to Financial Statements

16	New World Fund

Notes to financial statements	unaudited

1. Organization

New World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets. In addition, shareholders approved a proposal to reorganize the fund into a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the fund reserves the right to delay the implementation.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2	None	None	None
and 529-F-1
Classes R-1, R-2,	None	None	None
R-3, R-4, R-5 and R-6

* Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

New World Fund	17

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

18	New World Fund

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

New World Fund	19

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

20	New World Fund

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of April 30, 2014 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$800,206	$2,084,439	$69	$2,884,714
Information technology	962,582	1,759,370	—	2,721,952
Consumer discretionary	408,923	2,282,427	—	2,691,350
Consumer staples	431,209	1,734,118	—	2,165,327
Industrials	428,512	1,558,529	—	1,987,041
Health care	626,446	1,310,709	—	1,937,155
Energy	595,082	863,038	—	1,458,120
Materials	150,687	712,373	—	863,060
Telecommunication services	51,018	767,936	—	818,954
Utilities	—	592,811	—	592,811
Miscellaneous	305,185	852,206	13,554	1,170,945
Preferred securities	3,459	—	—	3,459
Rights	1	3,460	—	3,461
Convertible securities	—	7,016	—	7,016
Bonds, notes & other debt instruments:
Bonds & notes of governments outside the U.S.	—	1,848,135	—	1,848,135
Corporate bonds & notes	—	345,666	—	345,666
U.S. Treasury bonds & notes	—	178,013	—	178,013
Short-term securities	—	2,228,442	—	2,228,442
Total	$4,763,310	$19,128,688	$13,623	$23,905,621

See page 22 for footnotes.

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	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$233	$—	$233
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(996)	—	(996)
Total	$—	$(763)	$—	$(763)

*	Securities with a value of $12,941,254,000, which represented 53.99% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely

22	New World Fund

to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

New World Fund	23

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of April 30, 2014 (dollars in thousands):

	Asset		Liability
Contract	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Unrealized appreciation		Unrealized depreciation
	on open forward currency		on open forward currency
	contracts	$233	contracts	$996

Forward currency	Receivables for closed		Payables for closed
	forward currency contracts	—	forward currency contracts	625
		$233		$1,621

	Net realized gain		Net unrealized depreciation
Contract	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Net realized gain on		Net unrealized depreciation
	forward currency contracts	$6,997	on forward currency contracts	$(2,076)

24	New World Fund

Collateral — The fund has entered into a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where amounts payable by each party to the other in the same currency, with the same settlement date and with the same counterparty are settled net of each party’s payment obligation. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty, including those that are subject to potential offset on the statement of assets and liabilities as of April 30, 2014 (dollars in thousands):

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in	subject to a master netting agreement
	the statement of	Available	Non-cash	Cash	Net
Counterparty	assets and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$64	$—	$—	$—	$64
Barclays Bank PLC	138	(31)	—	—	107
UBS AG	31	—	—	—	31
	$233	$(31)	$—	$—	$202
Liabilities:
Bank of New York Mellon	$73	$—	$—	$—	$73
Barclays Bank PLC	31	(31)	—	—	—
Citibank	276	—	(206)	—	70
Credit Suisse AG	356	—	—	—	356
HSBC Bank	831	—	(661)	—	170
JPMorgan Chase	54	—	—	—	54
	$1,621	$(31)	$(867)	$—	$723

* Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

New World Fund	25

As of and during the period ended April 30, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2009, by state tax authorities for tax years before 2008 and by tax authorities outside the U.S. for tax years before 2007.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of October 31, 2013, the fund had tax basis undistributed ordinary income of $210,254,000 and undistributed long-term capital gains of $238,385,000.

As of April 30, 2014, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$5,886,672
Gross unrealized depreciation on investment securities	(922,712)
Net unrealized appreciation on investment securities	4,963,960
Cost of investment securities	18,941,661

26	New World Fund

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Six months ended April 30, 2014			Year ended October 31, 2013
Share class	Ordinary income	Long-term capital gains	Total distribution paid	Ordinary income	Long-term capital gains	Total distribution paid
Class A	$126,194	$136,992	$263,186	$157,755	$—	$157,755
Class B	59	1,910	1,969	1,069	—	1,069
Class C	2,578	11,329	13,907	5,304	—	5,304
Class F-1	26,756	27,344	54,100	27,103	—	27,103
Class F-2	25,069	20,504	45,573	21,075	—	21,075
Class 529-A	7,091	8,127	15,218	8,877	—	8,877
Class 529-B	—	211	211	86	—	86
Class 529-C	329	1,873	2,202	869	—	869
Class 529-E	260	393	653	348	—	348
Class 529-F-1	493	463	956	535	—	535
Class R-1	99	377	476	175	—	175
Class R-2	1,025	3,918	4,943	2,223	—	2,223
Class R-3	3,390	4,974	8,364	4,630	—	4,630
Class R-4	3,916	3,940	7,856	4,205	—	4,205
Class R-5	6,252	4,986	11,238	6,494	—	6,494
Class R-6	14,901	11,438	26,339	11,539	—	11,539
Total	$218,412	$238,779	$457,191	$252,287	$—	$252,287

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.490% on such assets in excess of $21 billion. For the six months ended April 30, 2014, the investment advisory services fee was $63,019,000, which was equivalent to an annualized rate of 0.550% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described further below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities

New World Fund	27

primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of April 30, 2014, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. During the period November 1, 2013, to March 31, 2014, the quarterly fee

28	New World Fund

was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. Effective April 1, 2014, the quarterly fee was amended to provide for reduced annual rates of 0.07%, 0.06% and 0.05% over $30 billion, $50 billion and $70 billion, respectively, of the net assets invested in Class 529 shares of the American Funds. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. The Commonwealth of Virginia is not considered a related party.

For the six months ended April 30, 2014, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$15,331	$13,113	$653	Not applicable
Class B	844	181	Not applicable	Not applicable
Class C	5,191	1,065	260	Not applicable
Class F-1	3,331	1,729	666	Not applicable
Class F-2	Not applicable	1,110	513	Not applicable
Class 529-A	793	625	193	$369
Class 529-B	93	17	5	9
Class 529-C	854	150	43	83
Class 529-E	92	19	9	18
Class 529-F-1	—	36	11	21
Class R-1	176	28	9	Not applicable
Class R-2	1,330	726	90	Not applicable
Class R-3	1,150	433	115	Not applicable
Class R-4	490	199	98	Not applicable
Class R-5	Not applicable	124	123	Not applicable
Class R-6	Not applicable	15	283	Not applicable
Total class-specific expenses	$29,675	$19,570	$3,071	$500

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $341,000 in the fund’s statement of operations includes $215,000 in current fees (either paid in cash or deferred) and a net increase of $126,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

New World Fund	29

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

			Reinvestment
			of dividends				Net increase
	Sales*		and distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended April 30, 2014

Class A	$876,356	15,027	$258,954	4,455	$(922,135)	(15,841)	$213,175	3,641
Class B	2,177	38	1,956	34	(47,195)	(820)	(43,062)	(748)
Class C	113,311	2,005	13,773	244	(113,546)	(2,013)	13,538	236
Class F-1	490,224	8,475	53,817	933	(494,003)	(8,479)	50,038	929
Class F-2	817,502	13,959	42,796	737	(166,340)	(2,859)	693,958	11,837
Class 529-A	58,023	1,002	15,213	264	(51,502)	(891)	21,734	375
Class 529-B	237	4	211	4	(4,193)	(74)	(3,745)	(66)
Class 529-C	13,747	243	2,202	39	(13,557)	(240)	2,392	42
Class 529-E	2,654	47	653	11	(2,864)	(50)	443	8
Class 529-F-1	6,075	105	955	17	(4,177)	(72)	2,853	50
Class R-1	6,308	111	476	8	(5,873)	(103)	911	16
Class R-2	47,705	843	4,937	87	(57,491)	(1,016)	(4,849)	(86)
Class R-3	88,344	1,535	8,355	145	(91,053)	(1,582)	5,646	98
Class R-4	108,781	1,872	7,835	135	(59,520)	(1,024)	57,096	983
Class R-5	79,127	1,356	11,230	193	(42,220)	(723)	48,137	826
Class R-6	231,294	3,960	26,173	450	(51,364)	(880)	206,103	3,530
Total net increase (decrease)	$2,941,865	50,582	$449,536	7,756	$(2,127,033)	(36,667)	$1,264,368	21,671

Year ended October 31, 2013
Class A	$1,670,601	30,072	$154,456	2,868	$(1,901,954)	(34,437)	$(76,897)	(1,497)
Class B	4,705	86	1,060	20	(77,359)	(1,417)	(71,594)	(1,311)
Class C	184,691	3,420	5,235	100	(197,331)	(3,678)	(7,405)	(158)
Class F-1	955,113	17,085	26,884	503	(512,588)	(9,462)	469,409	8,126
Class F-2	723,705	13,172	19,214	357	(356,609)	(6,454)	386,310	7,075
Class 529-A	108,024	1,965	8,875	166	(94,740)	(1,727)	22,159	404
Class 529-B	497	9	86	2	(7,968)	(147)	(7,385)	(136)
Class 529-C	27,545	512	868	16	(23,783)	(443)	4,630	85
Class 529-E	6,250	114	347	6	(5,012)	(92)	1,585	28
Class 529-F-1	11,420	207	534	10	(6,908)	(126)	5,046	91
Class R-1	10,148	188	174	3	(11,946)	(222)	(1,624)	(31)
Class R-2	101,231	1,879	2,221	43	(115,539)	(2,148)	(12,087)	(226)
Class R-3	191,242	3,476	4,625	87	(191,425)	(3,513)	4,442	50
Class R-4	128,222	2,313	4,204	78	(95,598)	(1,733)	36,828	658
Class R-5	123,697	2,219	6,484	120	(89,208)	(1,605)	40,973	734
Class R-6	377,563	6,791	11,534	215	(81,297)	(1,467)	307,800	5,539
Total net increase (decrease)	$4,624,654	83,508	$246,801	4,594	$(3,769,265)	(68,671)	$1,102,190	19,431

* Includes exchanges between share classes of the fund.

30	New World Fund

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $4,020,150,000 and $3,465,982,000, respectively, during the six months ended April 30, 2014.

New World Fund	31

Financial highlights

			Income (loss) from investment operations[1]
		Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class A:	Six months ended 4/30/2014[5,6]	$59.37	$.42	$.58	$1.00
	Year ended 10/31/2013	52.44	.66	6.98	7.64
	Year ended 10/31/2012	49.61	.73	2.86	3.59
	Year ended 10/31/2011	54.58	.71	(4.90)	(4.19)
	Year ended 10/31/2010	44.76	.77	9.62	10.39
	Year ended 10/31/2009	32.48	.76	12.03	12.79
Class B:	Six months ended 4/30/2014[5,6]	58.31	.18	.58	.76
	Year ended 10/31/2013	51.45	.23	6.87	7.10
	Year ended 10/31/2012	48.55	.33	2.84	3.17
	Year ended 10/31/2011	53.42	.28	(4.79)	(4.51)
	Year ended 10/31/2010	43.87	.38	9.43	9.81
	Year ended 10/31/2009	31.68	.48	11.82	12.30
Class C:	Six months ended 4/30/2014[5,6]	57.34	.18	.55	.73
	Year ended 10/31/2013	50.67	.21	6.75	6.96
	Year ended 10/31/2012	47.91	.32	2.78	3.10
	Year ended 10/31/2011	52.80	.29	(4.74)	(4.45)
	Year ended 10/31/2010	43.43	.39	9.31	9.70
	Year ended 10/31/2009	31.32	.48	11.73	12.21
Class F-1:	Six months ended 4/30/2014[5,6]	58.96	.43	.56	.99
	Year ended 10/31/2013	52.09	.67	6.93	7.60
	Year ended 10/31/2012	49.28	.75	2.83	3.58
	Year ended 10/31/2011	54.23	.71	(4.86)	(4.15)
	Year ended 10/31/2010	44.51	.77	9.55	10.32
	Year ended 10/31/2009	32.28	.77	11.96	12.73
Class F-2:	Six months ended 4/30/2014[5,6]	59.46	.53	.54	1.07
	Year ended 10/31/2013	52.53	.85	6.97	7.82
	Year ended 10/31/2012	49.71	.88	2.85	3.73
	Year ended 10/31/2011	54.68	.86	(4.91)	(4.05)
	Year ended 10/31/2010	44.86	.91	9.63	10.54
	Year ended 10/31/2009	32.50	.75	12.17	12.92
Class 529-A:	Six months ended 4/30/2014[5,6]	58.92	.40	.57	.97
	Year ended 10/31/2013	52.06	.62	6.93	7.55
	Year ended 10/31/2012	49.29	.70	2.83	3.53
	Year ended 10/31/2011	54.24	.69	(4.87)	(4.18)
	Year ended 10/31/2010	44.51	.75	9.55	10.30
	Year ended 10/31/2009	32.31	.75	11.97	12.72

32	New World Fund

Dividends and distributions
						Ratio of		Ratio of
Dividends		Total				expenses to		expenses to		Ratio of net
(from net	Distributions	dividends	Net asset		Net assets,	average net		average net		income
investment	(from capital	and	value, end	Total	end of period	assets before		assets after		to average
income)	gains)	distributions	of period	return[3,4]	(in millions)	waivers		waivers[4]		net assets[2,4]
$(.57)	$(.61)	$(1.18)	$59.19	1.57%	$13,395	1.04%[7]		1.04%[7]		1.47%[7]
(.71)	—	(.71)	59.37	14.71	13,221	1.06		1.06		1.20
(.76)	—	(.76)	52.44	7.43	11,755	1.07		1.07		1.47
(.78)	—	(.78)	49.61	(7.80)	11,945	1.02		1.02		1.33
(.57)	—	(.57)	54.58	23.43	13,335	1.04		1.04		1.60
(.51)	—	(.51)	44.76	40.04	10,369	1.18		1.17		2.11
(.02)	(.61)	(.63)	58.44	1.17	149	1.81	[7]	1.81	[7]	.63	[7]
(.24)	—	(.24)	58.31	13.85	192	1.83		1.83		.43
(.27)	—	(.27)	51.45	6.61	237	1.84		1.84		.68
(.36)	—	(.36)	48.55	(8.51)	304	1.80		1.80		.54
(.26)	—	(.26)	53.42	22.48	417	1.82		1.82		.81
(.11)	—	(.11)	43.87	38.94	399	1.96		1.95		1.35
(.14)	(.61)	(.75)	57.32	1.16	1,065	1.85	[7]	1.85	[7]	.66	[7]
(.29)	—	(.29)	57.34	13.80	1,052	1.87		1.87		.39
(.34)	—	(.34)	50.67	6.57	938	1.87		1.87		.66
(.44)	—	(.44)	47.91	(8.51)	1,007	1.79		1.79		.56
(.33)	—	(.33)	52.80	22.51	1,128	1.82		1.82		.83
(.10)	—	(.10)	43.43	39.03	835	1.90		1.89		1.36
(.60)	(.61)	(1.21)	58.74	1.58	2,846	1.02	[7]	1.02	[7]	1.49	[7]
(.73)	—	(.73)	58.96	14.75	2,802	1.03		1.03		1.21
(.77)	—	(.77)	52.09	7.47	2,052	1.03		1.03		1.51
(.80)	—	(.80)	49.28	(7.78)	1,816	1.02		1.02		1.34
(.60)	—	(.60)	54.23	23.43	1,884	1.04		1.04		1.61
(.50)	—	(.50)	44.51	40.14	1,115	1.11		1.11		2.13
(.75)	(.61)	(1.36)	59.17	1.69	2,365	.76	[7]	.76	[7]	1.84	[7]
(.89)	—	(.89)	59.46	15.06	1,673	.76		.76		1.52
(.91)	—	(.91)	52.53	7.77	1,106	.77		.77		1.77
(.92)	—	(.92)	49.71	(7.54)	923	.76		.76		1.61
(.72)	—	(.72)	54.68	23.77	829	.76		.76		1.89
(.56)	—	(.56)	44.86	40.51	402	.83		.82		1.89
(.54)	(.61)	(1.15)	58.74	1.53	795	1.11	[7]	1.11	[7]	1.40	[7]
(.69)	—	(.69)	58.92	14.65	776	1.12		1.12		1.14
(.76)	—	(.76)	52.06	7.36	664	1.13		1.13		1.42
(.77)	—	(.77)	49.29	(7.81)	602	1.06		1.06		1.30
(.57)	—	(.57)	54.24	23.37	555	1.08		1.08		1.57
(.52)	—	(.52)	44.51	40.06	374	1.18		1.17		2.09

See page 37 for footnotes.

New World Fund	33

Financial highlights (continued)

			Income (loss) from investment operations[1]
		Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class 529-B:	Six months ended 4/30/2014[5,6]	$57.81	$.15	$.57	$.72
	Year ended 10/31/2013	51.01	.18	6.80	6.98
	Year ended 10/31/2012	48.17	.28	2.82	3.10
	Year ended 10/31/2011	53.02	.24	(4.76)	(4.52)
	Year ended 10/31/2010	43.57	.34	9.37	9.71
	Year ended 10/31/2009	31.51	.45	11.75	12.20
Class 529-C:	Six months ended 4/30/2014[5,6]	57.42	.17	.55	.72
	Year ended 10/31/2013	50.77	.18	6.76	6.94
	Year ended 10/31/2012	48.05	.29	2.79	3.08
	Year ended 10/31/2011	52.98	.25	(4.76)	(4.51)
	Year ended 10/31/2010	43.57	.36	9.35	9.71
	Year ended 10/31/2009	31.50	.44	11.76	12.20
Class 529-E:	Six months ended 4/30/2014[5,6]	58.45	.33	.56	.89
	Year ended 10/31/2013	51.65	.50	6.87	7.37
	Year ended 10/31/2012	48.87	.57	2.82	3.39
	Year ended 10/31/2011	53.81	.53	(4.83)	(4.30)
	Year ended 10/31/2010	44.19	.60	9.49	10.09
	Year ended 10/31/2009	32.03	.63	11.90	12.53
Class 529-F-1:	Six months ended 4/30/2014[5,6]	59.00	.46	.56	1.02
	Year ended 10/31/2013	52.13	.74	6.93	7.67
	Year ended 10/31/2012	49.36	.80	2.83	3.63
	Year ended 10/31/2011	54.31	.79	(4.88)	(4.09)
	Year ended 10/31/2010	44.55	.85	9.56	10.41
	Year ended 10/31/2009	32.36	.81	11.97	12.78
Class R-1:	Six months ended 4/30/2014[5,6]	57.51	.20	.54	.74
	Year ended 10/31/2013	50.76	.24	6.78	7.02
	Year ended 10/31/2012	47.98	.34	2.79	3.13
	Year ended 10/31/2011	52.87	.28	(4.75)	(4.47)
	Year ended 10/31/2010	43.51	.38	9.33	9.71
	Year ended 10/31/2009	31.45	.43	11.77	12.20

34	New World Fund

Dividends and distributions
						Ratio of		Ratio of
Dividends		Total				expenses to		expenses to		Ratio of net
(from net	Distributions	dividends	Net asset		Net assets,	average net		average net		income
investment	(from capital	and	value, end	Total	end of period	assets before		assets after		to average
income)	gains)	distributions	of period	return[3,4]	(in millions)	waivers		waivers[4]		net assets[2,4]
$—	$(.61)	$(.61)	$57.92	1.13%	$17	1.92%[7]		1.92%[7]		.53%[7]
(.18)	—	(.18)	57.81	13.72	21	1.93		1.93		.33
(.26)	—	(.26)	51.01	6.50	26	1.94		1.94		.58
(.33)	—	(.33)	48.17	(8.58)	33	1.88		1.88		.46
(.26)	—	(.26)	53.02	22.38	42	1.90		1.90		.73
(.14)	—	(.14)	43.57	38.91	37	2.01		2.00		1.29
(.11)	(.61)	(.72)	57.42	1.12	177	1.91	[7]	1.91	[7]	.60	[7]
(.29)	—	(.29)	57.42	13.74	174	1.92		1.92		.34
(.36)	—	(.36)	50.77	6.51	150	1.94		1.94		.60
(.42)	—	(.42)	48.05	(8.58)	142	1.88		1.88		.49
(.30)	—	(.30)	52.98	22.39	129	1.89		1.89		.76
(.13)	—	(.13)	43.57	38.89	87	2.00		2.00		1.26
(.41)	(.61)	(1.02)	58.32	1.41	38	1.34	[7]	1.34	[7]	1.16	[7]
(.57)	—	(.57)	58.45	14.37	38	1.36		1.36		.91
(.61)	—	(.61)	51.65	7.10	32	1.38		1.38		1.16
(.64)	—	(.64)	48.87	(8.10)	30	1.35		1.35		1.00
(.47)	—	(.47)	53.81	23.01	29	1.38		1.38		1.27
(.37)	—	(.37)	44.19	39.61	19	1.49		1.48		1.78
(.65)	(.61)	(1.26)	58.76	1.62	47	.90	[7]	.90	[7]	1.62	[7]
(.80)	—	(.80)	59.00	14.87	44	.92		.92		1.34
(.86)	—	(.86)	52.13	7.59	34	.93		.93		1.62
(.86)	—	(.86)	49.36	(7.65)	28	.87		.87		1.50
(.65)	—	(.65)	54.31	23.63	26	.88		.88		1.77
(.59)	—	(.59)	44.55	40.31	15	.99		.98		2.27
(.16)	(.61)	(.77)	57.48	1.18	37	1.80	[7]	1.80	[7]	.72	[7]
(.27)	—	(.27)	57.51	13.89	36	1.79		1.79		.46
(.35)	—	(.35)	50.76	6.61	33	1.83		1.83		.70
(.42)	—	(.42)	47.98	(8.53)	41	1.82		1.82		.53
(.35)	—	(.35)	52.87	22.44	44	1.85		1.85		.80
(.14)	—	(.14)	43.51	38.94	32	1.96		1.96		1.20

See page 37 for footnotes.

New World Fund	35

Financial highlights (continued)

			Income (loss) from investment operations[1]
		Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class R-2:	Six months ended 4/30/2014[5,6]	$57.49	$.20	$.55	$.75
	Year ended 10/31/2013	50.80	.26	6.77	7.03
	Year ended 10/31/2012	48.04	.34	2.79	3.13
	Year ended 10/31/2011	52.91	.29	(4.75)	(4.46)
	Year ended 10/31/2010	43.50	.37	9.33	9.70
	Year ended 10/31/2009	31.48	.43	11.74	12.17
Class R-3:	Six months ended 4/30/2014[5,6]	58.58	.33	.56	.89
	Year ended 10/31/2013	51.76	.51	6.89	7.40
	Year ended 10/31/2012	48.97	.58	2.82	3.40
	Year ended 10/31/2011	53.91	.53	(4.84)	(4.31)
	Year ended 10/31/2010	44.29	.61	9.50	10.11
	Year ended 10/31/2009	32.09	.64	11.93	12.57
Class R-4:	Six months ended 4/30/2014[5,6]	59.19	.45	.55	1.00
	Year ended 10/31/2013	52.29	.69	6.96	7.65
	Year ended 10/31/2012	49.46	.76	2.85	3.61
	Year ended 10/31/2011	54.43	.71	(4.89)	(4.18)
	Year ended 10/31/2010	44.68	.78	9.59	10.37
	Year ended 10/31/2009	32.43	.76	12.02	12.78
Class R-5:	Six months ended 4/30/2014[5,6]	59.66	.53	.56	1.09
	Year ended 10/31/2013	52.68	.87	7.01	7.88
	Year ended 10/31/2012	49.85	.91	2.86	3.77
	Year ended 10/31/2011	54.81	.84	(4.88)	(4.04)
	Year ended 10/31/2010	44.94	.91	9.66	10.57
	Year ended 10/31/2009	32.65	.93	12.02	12.95
Class R-6:	Six months ended 4/30/2014[5,6]	59.58	.55	.55	1.10
	Year ended 10/31/2013	52.61	.89	7.01	7.90
	Year ended 10/31/2012	49.80	.94	2.84	3.78
	Year ended 10/31/2011	54.76	.90	(4.91)	(4.01)
	Year ended 10/31/2010	44.85	.94	9.65	10.59
	Six months ended 10/31/2009[5,8]	34.02	.40	10.43	10.83

	Six months ended	Year ended October 31
	April 30, 2014[5,6]	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	16%	36%	25%	25%	20%	36%

36	New World Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3,4]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers		Ratio of expenses to average net assets after waivers[4]		Ratio of net income to average net assets[2,4]
$(.16)	$(.61)	$(.77)	$57.47	1.17%	$365	1.79%[7]		1.79%[7]		.71%[7]
(.34)	—	(.34)	57.49	13.90	370	1.78		1.78		.48
(.37)	—	(.37)	50.80	6.60	338	1.83		1.83		.71
(.41)	—	(.41)	48.04	(8.49)	333	1.80		1.80		.55
(.29)	—	(.29)	52.91	22.45	364	1.84		1.84		.80
(.15)	—	(.15)	43.50	38.80	280	2.03		2.02		1.22
(.42)	(.61)	(1.03)	58.44	1.41	476	1.33	[7]	1.33	[7]	1.17	[7]
(.58)	—	(.58)	58.58	14.41	472	1.34		1.34		.92
(.61)	—	(.61)	51.76	7.12	414	1.36		1.36		1.18
(.63)	—	(.63)	48.97	(8.09)	395	1.35		1.35		1.00
(.49)	—	(.49)	53.91	23.01	398	1.38		1.38		1.28
(.37)	—	(.37)	44.29	39.66	279	1.47		1.46		1.77
(.61)	(.61)	(1.22)	58.97	1.58	426	1.00	[7]	1.00	[7]	1.55	[7]
(.75)	—	(.75)	59.19	14.79	369	1.01		1.01		1.26
(.78)	—	(.78)	52.29	7.50	292	1.01		1.01		1.53
(.79)	—	(.79)	49.46	(7.80)	258	1.01		1.01		1.34
(.62)	—	(.62)	54.43	23.46	268	1.03		1.03		1.63
(.53)	—	(.53)	44.68	40.13	170	1.11		1.10		2.07
(.77)	(.61)	(1.38)	59.37	1.73	524	.70	[7]	.70	[7]	1.84	[7]
(.90)	—	(.90)	59.66	15.14	477	.70		.70		1.56
(.94)	—	(.94)	52.68	7.81	383	.72		.72		1.82
(.92)	—	(.92)	49.85	(7.50)	363	.71		.71		1.57
(.70)	—	(.70)	54.81	23.79	554	.74		.74		1.90
(.66)	—	(.66)	44.94	40.56	450	.80		.80		2.65
(.80)	(.61)	(1.41)	59.27	1.74	1,247	.65	[7]	.65	[7]	1.91	[7]
(.93)	—	(.93)	59.58	15.19	1,043	.65		.65		1.60
(.97)	—	(.97)	52.61	7.87	630	.66		.66		1.89
(.95)	—	(.95)	49.80	(7.46)	426	.66		.66		1.70
(.68)	—	(.68)	54.76	23.89	327	.68		.68		1.96
—	—	—	44.85	31.83	232	.75	[7]	.75	[7]	1.94	[7]

[1]	Based on average shares outstanding.
[2]	For the six months ended April 30, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.19 and .33 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	This column reflects the impact, if any, of certain waivers from CRMC. During one of the periods shown, CRMC reduced fees for investment advisory services.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Unaudited.
[7]	Annualized.
[8]	Class R-6 shares were offered beginning May 1, 2009.

See Notes to Financial Statements

New World Fund®

Investment portfolio

October 31, 2013

unaudited

Common stocks 80.92%
		Value
Consumer discretionary 12.54%	Shares	(000)

Naspers Ltd., Class N	2,409,981	$225,424
Hankook Tire Co., Ltd.	2,461,680	144,579
Toyota Motor Corp.	2,214,500	143,234
Melco Crown Entertainment Ltd. (ADR)[1]	3,945,000	130,816
Swatch Group Ltd, non-registered shares	142,200	90,976
Swatch Group Ltd	342,000	38,107
Ctrip.com International, Ltd. (ADR)[1]	2,166,000	117,506
Wynn Macau, Ltd.	27,771,200	106,564
Melco International Development Ltd.	33,085,000	103,911
Zhongsheng Group Holdings Ltd.	57,922,000	92,789
Truworths International Ltd.	9,233,000	88,295
Bayerische Motoren Werke AG	776,000	88,019
Hyundai Motor Co.	350,800	83,669
Inchcape PLC	8,060,000	82,193
Domino's Pizza, Inc.	1,195,000	80,137
Li & Fung Ltd.	53,203,800	75,211
Chow Sang Sang Holdings International Ltd.	21,805,000	70,733
Tata Motors Ltd.	10,557,249	65,477
Arcos Dorados Holdings Inc., Class A	5,392,400	64,925
L'Occitane International SA	27,946,500	63,369
Galaxy Entertainment Group Ltd.[1]	8,425,000	62,864
MGM China Holdings Ltd.	17,202,000	59,241
Daimler AG	705,000	57,854
Renault SA	644,894	56,485
Honda Motor Co., Ltd.	1,385,000	55,144
Zee Entertainment Enterprises Ltd.	11,250,000	48,703
Hyundai Mobis Co., Ltd.	171,148	48,323
Techtronic Industries Co. Ltd.	17,785,000	44,732
Golden Eagle Retail Group Ltd.	26,393,000	39,625
Nissan Motor Co., Ltd.	3,777,000	37,720
NIKE, Inc., Class B	445,000	33,713
Mr Price Group Ltd.	2,132,190	33,595
Kering SA	135,000	30,675
SAIC Motor Corp. Ltd., Class A	12,288,113	28,913
Publicis Groupe SA	326,159	27,204
Shangri-La Asia Ltd.	14,802,000	27,111
Sands China Ltd.	3,630,000	25,798
Dongfeng Motor Group Co., Ltd., Class H	17,518,000	24,764
Cie. Financière Richemont SA, Class A	235,000	24,100
Intercontinental Hotels Group PLC	774,666	22,569
Hero MotoCorp Ltd.	606,394	20,508
General Motors Co.[1]	548,000	20,249
PT Astra International Tbk	32,820,000	19,362
Mahindra & Mahindra Ltd.	1,320,500	19,077

Common stocks

		Value
Consumer discretionary (continued)	Shares	(000)

Las Vegas Sands Corp.	260,000	$ 18,257
Belle International Holdings Ltd.	8,350,000	11,782
		2,854,302
Information technology 11.46%

Baidu, Inc., Class A (ADR)[1]	2,540,800	408,815
Samsung Electronics Co. Ltd.	216,950	299,629
Samsung Electronics Co. Ltd., nonvoting preferred	53,200	51,357
Mail.Ru Group Ltd. (GDR)	7,024,107	259,049
Mail.Ru Group Ltd. (GDR)[2]	848,230	31,283
Tencent Holdings Ltd.	3,467,000	189,247
Google Inc., Class A1	180,500	186,020
Yandex NV, Class A1	3,491,000	128,678
Taiwan Semiconductor Manufacturing Co. Ltd.	28,443,000	106,009
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,200,000	22,092
Alcatel-Lucent[1]	31,281,011	119,643
Murata Manufacturing Co., Ltd.	1,438,900	115,165
TDK Corp.	2,006,800	84,901
Avago Technologies Ltd.	1,867,000	84,818
NetEase, Inc. (ADR)	1,182,399	79,824
AAC Technologies Holdings Inc.	15,978,000	70,585
Youku Inc., Class A (ADR)[1]	1,966,000	53,554
Anritsu Corp.	2,937,000	38,322
Quanta Computer Inc.	14,608,000	34,656
ASM Pacific Technology Ltd.	3,419,900	32,973
Gemalto NV	274,900	30,826
Cognizant Technology Solutions Corp., Class A1	350,600	30,478
Hon Hai Precision Industry Co., Ltd.	10,890,000	27,615
Hexagon AB, Class B	868,000	26,066
Yahoo! Inc.[1]	775,000	25,521
Halma PLC	2,225,000	19,568
Spectris PLC	500,000	18,535
SINA Corp.[1]	206,300	17,238
Infineon Technologies AG	1,590,000	15,390
		2,607,857
Financials 10.86%

Prudential PLC	9,336,431	191,467
AIA Group Ltd.	34,774,600	176,497
Kasikornbank PCL	20,102,038	125,295
Kasikornbank PCL, nonvoting depository receipt	4,787,962	29,228
AEON Financial Service Co., Ltd.	4,910,000	150,051
Siam Commercial Bank PCL	22,018,000	116,368
Citigroup Inc.	2,212,000	107,901
Sberbank of Russia (ADR)	6,277,500	80,164
Sberbank of Russia (GDR)[2]	1,432,900	18,298
Banco Espírito Santo, SA1	73,891,432	97,617
Grupo Financiero Santander México, SAB de CV, Class B (ADR)	6,880,000	97,214
Bank of the Philippine Islands	41,870,809	96,901
UniCredit SpA	11,897,069	89,489
Axis Bank Ltd.	3,924,628	78,084
Banco Bilbao Vizcaya Argentaria, SA	5,469,756	64,084
Common stocks
		Value
Financials (continued)	Shares	(000)

Itaúsa – Investimentos Itaú SA, preferred nominative	14,632,466	$ 63,032
American Tower Corp.	760,000	60,306
Kotak Mahindra Bank Ltd.	4,650,000	56,934
Housing Development Finance Corp. Ltd.	4,000,250	55,657
Agricultural Bank of China, Class H	113,785,000	54,742
HDFC Bank Ltd.	4,700,000	52,067
PT Bank Rakyat Indonesia (Persero) Tbk	71,186,000	49,889
Ayala Land, Inc.	65,163,800	44,413
Ayala Land, Inc.[3]	30,910,900	72
ACE Ltd.	425,000	40,562
China Pacific Insurance (Group) Co., Ltd., Class H	11,110,000	40,124
Krung Thai Bank PCL	59,918,000	39,079
Türkiye Garanti Bankasi AS	8,559,582	34,474
ICICI Bank Ltd.	1,845,000	33,653
Banco Bradesco SA, preferred nominative	2,173,708	31,322
Metropolitan Bank & Trust Co.	13,487,500	27,780
Itaú Unibanco Holding SA, preferred nominative	1,700,524	26,265
China Vanke Co., Ltd., Class A	16,782,911	25,362
Bank of China Ltd., Class H	47,531,000	22,254
Brookfield Asset Management Inc., Class A	562,000	22,244
Standard Chartered PLC	912,800	21,946
Banco Santander, SA1	2,443,000	21,690
Banco Santander (Brasil) SA, units	3,000,000	20,556
TCS Group Holding Plc[1,2]	768,600	13,220
TCS Group Holding Plc (GDR)[1]	424,800	7,307
CITIC Securities Co. Ltd., Class A	10,378,930	20,181
BDO Unibank, Inc.	9,613,333	18,021
Industrial and Commercial Bank of China Ltd., Class H	20,106,845	14,082
BM&FBOVESPA SA, ordinary nominative	2,242,000	12,640
China Overseas Land & Investment Ltd.	4,072,000	12,605
Bao Viet Holdings	2,931,430	5,529
Longfor Properties Co. Ltd.	3,323,500	5,418
C C Land Holdings Ltd.	2,000,000	539
		2,472,623
Consumer staples 8.99%

OJSC Magnit (GDR)	2,295,700	147,499
OJSC Magnit (GDR)[2]	1,881,000	120,854
Nestlé SA	2,419,417	174,653
Pernod Ricard SA	1,204,363	144,717
Anheuser-Busch InBev NV	1,254,395	130,462
Shoprite Holdings Ltd.	6,300,000	115,347
LT Group, Inc.	280,585,400	107,923
United Spirits Ltd.	2,102,363	88,061
British American Tobacco PLC	1,533,000	84,457
United Breweries Ltd.	5,131,864	77,260
SABMiller PLC	1,437,200	74,985
Hypermarcas SA, ordinary nominative	8,108,200	70,759
PepsiCo, Inc.	646,000	54,322
Procter & Gamble Co.	643,000	51,922
Henkel AG & Co. KGaA, nonvoting preferred	470,000	50,860
Grupo Nutresa SA	3,341,557	47,677
Coca-Cola Icecek AS, Class C	1,544,750	44,302
Common stocks
		Value
Consumer staples (continued)	Shares	(000)

Coca-Cola Co.	1,000,000	$ 39,570

Unilever NV, depository receipts	990,000	39,210
Wal-Mart de México, SAB de CV, Series V (ADR)	1,500,000	38,835
Wumart Stores, Inc., Class H	22,535,000	37,612
Associated British Foods PLC	1,015,000	36,894
Kimberly-Clark de México, SAB de CV, Class A	12,000,000	36,486
Thai Beverage PCL	70,000,000	30,712
Japan Tobacco Inc.	783,000	28,269
Asahi Group Holdings, Ltd.	1,030,000	27,759
Charoen Pokphand Foods PCL	32,444,000	25,330
Cia. de Bebidas das Américas – AmBev, preferred nominative (ADR)	650,000	24,180
Avon Products, Inc.	1,300,000	22,750
ITC Ltd.	3,695,000	20,142
China Resources Enterprise, Ltd.	4,626,000	16,379
L'Oréal SA, non-registered shares	82,700	14,165
Tingyi (Cayman Islands) Holding Corp.	4,220,000	11,920
Marfrig Alimentos SA, ordinary nominative[1]	4,318,292	8,770
		2,045,043
Industrials 8.36%

International Container Terminal Services, Inc.[4]	106,374,000	256,026
Cummins Inc.	1,377,000	174,907
Alliance Global Group, Inc.	167,000,000	101,839
Intertek Group PLC	1,760,700	94,066
European Aeronautic Defence and Space Co. EADS NV	1,174,573	80,712
ASSA ABLOY AB, Class B	1,617,660	80,308
Jardine Matheson Holdings Ltd.	1,275,000	69,475
Experian PLC	3,325,000	67,708
Shanghai Industrial Holdings Ltd.	20,253,000	67,005
Toshiba Corp.	15,700,000	66,421
United Technologies Corp.	607,000	64,494
Bureau Veritas SA	2,074,864	62,653
JG Summit Holdings, Inc.	57,133,300	57,715
Andritz AG	895,000	55,133
SGS SA	23,101	54,128
Chart Industries, Inc.[1]	495,561	53,258
Industries Qatar QSC	1,032,849	45,258
AirAsia Bhd.	52,028,000	44,187
China State Construction International Holdings Ltd.	25,662,000	43,227
Kansas City Southern	355,000	43,140
A.P. Moller-Maersk A/S, Class B	4,400	42,572
Aggreko PLC	1,605,536	41,446
Schneider Electric SA	484,238	40,796
Koc Holding AS, Class B	6,772,150	33,246
Siemens AG	235,000	30,050
Container Corp. of India Ltd.	2,100,000	25,866
KONE Oyj, Class B	209,900	18,510
Rockwell Automation	151,000	16,672
Legrand SA	280,000	15,902
Cebu Air, Inc.	12,878,300	15,722
DKSH Holding AG	167,935	14,039
Johnson Electric Holdings Ltd.	16,382,000	11,790
KBR, Inc.	340,000	11,744
Common stocks
		Value
Industrials (continued)	Shares	(000)

Kühne + Nagel International AG	11,478	$ 1,451
PT Bakrie & Brothers Tbk[1,3]	1,332,820,100	1,064

		1,902,530
Energy 6.76%

Ophir Energy PLC[1,4]	32,317,242	171,982
InterOil Corp.[1]	2,228,239	154,751
Pacific Rubiales Energy Corp.	7,243,728	149,856
Genel Energy PLC[1]	9,625,600	146,620
Indus Gas Ltd.[1]	7,000,000	101,014
Gulf Keystone Petroleum Ltd.[1]	19,594,850	54,668
Gulf Keystone Petroleum Ltd.[1,2]	14,287,125	39,860
Oil Search Ltd.	11,469,378	92,251
Royal Dutch Shell PLC, Class B	1,905,000	65,961
Royal Dutch Shell PLC, Class B (ADR)	210,000	14,599
Cobalt International Energy, Inc.[1]	3,330,000	77,289
Noble Energy, Inc.	1,030,000	77,178
Africa Oil Corp.[1]	4,326,150	38,421
Africa Oil Corp.[1,5]	3,731,550	33,141
Africa Oil Corp. (SEK denominated)[1,3,5]	275,600	2,397
Africa Oil Corp. (SEK denominated)[1]	71,325	633
Galp Energia, SGPS, SA, Class B	3,816,155	64,664
Heritage Oil Ltd.[1,4]	14,813,874	44,061
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	1,190,000	20,742
Petróleo Brasileiro SA – Petrobras, preferred nominative (ADR)	1,085,000	19,704
YPF Sociedad Anónima, Class D (ADR)	1,850,000	38,572
Essar Energy PLC[1]	19,963,500	38,155
CNOOC Ltd.	15,861,000	32,569
Eni SpA	856,000	21,676
BP PLC	2,480,000	19,194
INPEX CORP.	1,252,000	14,439
African Petroleum Corp. Ltd.[1]	30,658,000	3,912
		1,538,309
Health care 6.35%

Hikma Pharmaceuticals PLC[4]	11,911,828	229,384
Novo Nordisk A/S, Class B	1,184,150	197,026
Novartis AG	1,481,600	115,037
Novartis AG (ADR)	300,000	23,265
Alexion Pharmaceuticals, Inc.[1]	924,026	113,609
Bayer AG	718,500	89,301
JSC Pharmstandard (GDR)[1]	6,123,618	81,383
JSC Pharmstandard (GDR)[1,2]	392,700	5,219
Teva Pharmaceutical Industries Ltd. (ADR)	2,256,000	83,675
Baxter International Inc.	1,180,000	77,727
Grifols, SA, Class B, non-registered shares	1,689,685	50,701
Grifols, SA, Class A, non-registered shares	464,100	19,033
Krka, dd, Novo mesto[3]	755,000	58,315
CSL Ltd.	820,000	53,864
Life Healthcare Group Holdings Ltd.	12,125,000	49,521
BioMarin Pharmaceutical Inc.[1]	590,000	37,064
Waters Corp.[1]	330,000	33,304
Cochlear Ltd.	540,000	30,061
Common stocks
		Value
Health care (continued)	Shares	(000)

Mindray Medical International Ltd., Class A (ADR)	747,000	$ 28,095
Merck & Co., Inc.	600,000	27,054
Allergan, Inc.	297,000	26,911

PT Kalbe Farma Tbk	139,340,000	16,069
		1,445,618
Telecommunication services 4.57%

SoftBank Corp.	4,680,900	347,509
MTN Group Ltd.	10,653,991	211,769
Vodafone Group PLC	40,174,300	144,613
América Móvil, SAB de CV, Series L (ADR)	4,830,748	103,426
Globe Telecom, Inc.	1,670,000	67,248
Shin Corp. PCL, nonvoting depository receipt	19,635,000	53,149
Millicom International Cellular SA (SDR)	521,440	48,080
Hellenic Telecommunications Organization SA1	1,216,500	15,344
PT XL Axiata Tbk	34,045,665	13,516
China Communications Services Corp. Ltd., Class H	20,400,000	12,498
OJSC MegaFon (GDR)[2]	343,900	12,484
Philippine Long Distance Telephone Co.	131,650	8,744
NII Holdings, Inc., Class B1	808,222	2,780
		1,041,160
Materials 3.37%

Linde AG	555,392	105,534
Givaudan SA	55,362	78,587
Celanese Corp., Series A	1,041,000	58,306
Holcim Ltd	559,676	41,697
Grasim Industries Ltd.	491,502	22,514
Grasim Industries Ltd. (GDR)[3]	383,498	17,567
International Flavors & Fragrances Inc.	475,000	39,259
Solvay NV	240,000	37,572
Akzo Nobel NV	480,000	34,906
OJSC Alrosa AK2	27,519,470	30,968
OJSC Alrosa AK	1,989,846	2,239
Ambuja Cements Ltd.	10,700,000	32,794
First Quantum Minerals Ltd.	1,616,000	30,657
African Minerals Ltd.[1]	9,803,102	29,315
ArcelorMittal	1,650,000	26,066
BHP Billiton PLC	700,000	21,668
Wacker Chemie AG	228,000	21,450
PT Indocement Tunggal Prakarsa Tbk	11,262,500	20,881
Israel Chemicals Ltd.	2,285,000	18,909
Vedanta Resources PLC	1,098,918	18,730
Aquarius Platinum Ltd. (GBP denominated)[1]	15,760,636	10,929
Aquarius Platinum Ltd.[1]	7,384,628	4,851
Praxair, Inc.	110,000	13,718
Northam Platinum Ltd.	3,167,345	12,999
LG Chem, Ltd.	45,500	12,847
ACC Ltd.	540,000	9,972
PT Semen Indonesia (Persero) Tbk	5,800,000	7,383
Sigma-Aldrich Corp.	45,000	3,889
		766,207

Common stocks
		Value
Utilities 2.72%	Shares	(000)

ENN Energy Holdings Ltd.	46,186,000	$ 273,732
PT Perusahaan Gas Negara (Persero) Tbk	251,233,500	113,665
Huaneng Power International, Inc., Class H	79,600,000	83,163

Power Grid Corp. of India Ltd.	39,047,000	64,363
Cheung Kong Infrastructure Holdings Ltd.	8,340,000	58,035
Energy World Corp. Ltd.[1]	61,900,000	25,450
		618,408
Miscellaneous 4.94%

Other common stocks in initial period of acquisition		1,124,834
Total common stocks (cost: $13,028,950,000)		18,416,891
Convertible securities 0.03%
	Principal amount
Consumer staples 0.03%	(000)

Shoprite Holdings Ltd. 6.50% convertible notes 2017	ZAR62,950	7,770
Total convertible securities (cost: $8,166,000)		7,770
Bonds, notes & other debt instruments 10.58%

Bonds & notes of governments outside the U.S. 7.86%

United Mexican States Government, Series M10, 8.00% 2015	MXN476,500	39,492
United Mexican States Government, Series M, 5.00% 2017	70,900	5,501
United Mexican States Government Global, Series A, 5.625% 2017	$14,550	16,361
United Mexican States Government 3.50% 2017[6]	MXN136,185	11,527
United Mexican States Government 4.00% 2019[6]	415,487	36,297
United Mexican States Government Global, Series A, 5.125% 2020	$18,020	20,363
United Mexican States Government, Series M, 6.50% 2021	MXN469,400	37,863
United Mexican States Government Global, Series A, 3.625% 2022	$12,000	12,210
United Mexican States Government, Series M20, 10.00% 2024	MXN147,000	14,870
United Mexican States Government Global, Series A, 6.05% 2040	$24,050	27,357
United Mexican States Government 4.00% 2040[6]	MXN63,883	5,201
Turkey (Republic of) 7.00% 2016	$12,750	14,238
Turkey (Republic of) 4.557% 2018[2]	8,605	8,818
Turkey (Republic of) 6.75% 2018	15,200	17,052
Turkey (Republic of) 7.00% 2019	3,500	4,007
Turkey (Republic of) 10.50% 2020	TRY58,575	32,306
Turkey (Republic of) 3.00% 2021[6]	45,125	24,064
Turkey (Republic of) 5.625% 2021	$32,200	34,534
Turkey (Republic of) 9.50% 2022	TRY23,300	12,314
Turkey (Republic of) 6.875% 2036	$ 7,500	8,316
Turkey (Republic of) 6.75% 2040	5,600	6,125
Turkey (Republic of) 6.00% 2041	16,000	16,140
Turkey (Republic of) 4.875% 2043	6,500	5,655
Philippines (Republic of) 9.375% 2017	4,000	4,940
Philippines (Republic of) 9.875% 2019	19,100	25,761
Philippines (Republic of) 4.95% 2021	PHP1,190,000	30,569
Philippines (Republic of) 6.375% 2022	350,000	9,912
Philippines (Republic of) 5.50% 2026	$ 7,000	8,050
Philippines (Republic of) 7.75% 2031	16,070	21,674
Philippines (Republic of) 6.25% 2036	PHP1,460,000	38,519
Bonds, notes and other debt instruments
	Principal amount	Value
Bonds & notes of governments outside the U.S. (continued)	(000)	(000)

Indonesia (Republic of) 6.875% 2018	$ 7,746	$ 8,830
Indonesia (Republic of) 5.875% 2020	33,000	36,300
Indonesia (Republic of) 4.875% 2021[2]	30,140	31,421
Indonesia (Republic of) 4.875% 2021	18,770	19,568

Indonesia (Republic of) 3.75% 2022	3,425	3,254
Indonesia (Republic of) 3.375% 2023[2]	15,750	14,254
Indonesia (Republic of) 7.75% 2038[2]	3,730	4,565
Indonesia (Republic of) 5.25% 2042	5,000	4,681
Russian Federation 3.25% 2017[2]	8,400	8,809
Russian Federation 6.20% 2018	RUB1,123,400	34,679
Russian Federation 5.00% 2020	$11,000	12,023
Russian Federation 7.50% 2030[8]	29,512	35,180
Russian Federation 7.50% 2030[2,8]	22,031	26,262
Greek Government 2.00%/3.00% 2023[7]	€7,265	6,803
Greek Government 2.00%/3.00% 2024[7]	7,265	6,450
Greek Government 2.00%/3.00% 2025[7]	7,265	6,251
Greek Government 2.00%/3.00% 2026[7]	7,265	6,087
Greek Government 2.00%/3.00% 2027[7]	7,265	5,889
Greek Government 2.00%/3.00% 2028[7]	7,265	5,704
Greek Government 2.00%/3.00% 2029[7]	7,265	5,578
Greek Government 2.00%/3.00% 2030[7]	7,265	5,460
Greek Government 2.00%/3.00% 2031[7]	7,265	5,360
Greek Government 2.00%/3.00% 2032[7]	7,265	5,262
Greek Government 2.00%/3.00% 2033[7]	7,265	5,160
Greek Government 2.00%/3.00% 2034[7]	7,265	5,101
Greek Government 2.00%/3.00% 2035[7]	7,265	5,056
Greek Government 2.00%/3.00% 2036[7]	7,265	5,017
Greek Government 2.00%/3.00% 2037[7]	7,265	5,017
Greek Government 2.00%/3.00% 2038[7]	7,265	5,013
Greek Government 2.00%/3.00% 2039[7]	7,265	5,037
Greek Government 2.00%/3.00% 2040[7]	7,265	5,044
Greek Government 2.00%/3.00% 2041[7]	7,265	5,023
Greek Government 2.00%/3.00% 2042[7]	7,265	4,995
South Africa (Republic of) 5.50% 2020	$20,200	22,018
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR288,500	29,050
South Africa (Republic of), Series R-209, 6.25% 2036	159,910	11,963
South Africa (Republic of), Series R-214, 6.50% 2041	305,090	22,779
Venezuela (Republic of) 8.50% 2014	$ 3,750	3,718
Venezuela (Republic of) 5.75% 2016	22,000	19,635
Venezuela (Republic of) 7.75% 2019	6,250	5,156
Venezuela (Republic of) 9.25% 2027	60,465	50,125
Venezuela (Republic of) 9.25% 2028	6,485	5,188
Venezuela (Republic of) 9.375% 2034	2,025	1,620
Peru (Republic of) 8.375% 2016	15,763	18,443
Peru (Republic of) 7.84% 2020	PEN23,680	9,956
Peru (Republic of) 7.35% 2025	$19,685	25,472
Peru (Republic of) 8.20% 2026	PEN8,000	3,583
Peru (Republic of) 8.75% 2033	$14,975	21,908
Peru (Republic of) 6.55% 2037[8]	5,042	6,033
Colombia (Republic of) Global 12.00% 2015	COP 2,555,000	1,540
Colombia (Republic of), Series B, 5.00% 2018	96,172,300	49,439
Colombia (Republic of) Global 4.375% 2021	$4,000	4,246
Colombia (Republic of), Series B, 7.00% 2022	COP1,802,000	973
Bonds, notes and other debt instruments
	Principal amount	Value
Bonds & notes of governments outside the U.S. (continued)	(000)	(000)

Colombia (Republic of) Global 9.85% 2027	COP12,099,000	$ 8,596
Colombia (Republic of), Series B, 6.00% 2028	30,523,900	15,051
Brazil (Federal Republic of) 6.00% 2015[6]	BRL13,718	6,390
Brazil (Federal Republic of) 6.00% 2018[6]	25,323	11,672
Brazil (Federal Republic of) Global 8.875% 2019	$6,100	8,150

Brazil (Federal Republic of) 6.00% 2020[6]	BRL24,172	11,138
Brazil (Federal Republic of) 6.00% 2022[6]	62,237	28,718
Brazil (Federal Republic of) 6.00% 2045[6]	25,150	11,775
Croatian Government 6.75% 2019[2]	$ 9,890	10,830
Croatian Government 6.625% 2020	27,365	29,691
Croatian Government 6.625% 2020[2]	2,000	2,170
Croatian Government 6.375% 2021[2]	18,245	19,454
Croatian Government 5.50% 2023[2]	9,785	9,761
Hungarian Government 4.125% 2018	7,930	7,973
Hungarian Government 6.25% 2020	37,240	40,666
Hungarian Government 6.375% 2021	9,260	10,105
Hungarian Government 5.375% 2023	10,840	10,815
Polish Government 3.00% 2016[6]	PLN25,613	8,764
Polish Government, Series 1021, 5.75% 2021	74,600	27,003
Polish Government 5.00% 2022	$20,295	22,248
Polish Government 2.75% 2023[6]	PLN10,540	3,623
Slovenia (Republic of) 4.75% 2018[2]	$16,515	16,391
Slovenia (Republic of) 5.50% 2022[2]	3,000	2,880
Slovenia (Republic of) 5.85% 2023[2]	31,870	31,233
Chilean Government 3.875% 2020	7,135	7,629
Chilean Government 5.50% 2020	CLP6,515,000	13,068
Chilean Government 6.00% 2020	270,000	560
Chilean Government 3.00% 2020[6]	457,053	949
Chilean Government 3.25% 2021	$1,765	1,798
Chilean Government 6.00% 2021	CLP8,360,000	17,466
Chilean Government 6.00% 2022	540,000	1,130
Chilean Government 3.00% 2022[6]	399,922	841
Chilean Government 3.00% 2022[6]	472,294	987
Chilean Government 6.00% 2023	240,000	500
Chilean Government 3.00% 2023[6]	645,084	1,363
Nigeria (Republic of) 5.125% 2018[2]	$4,265	4,420
Nigeria (Republic of) 6.75% 2021[2]	8,100	8,935
Nigeria (Republic of) 16.39% 2022	NGN3,910,000	29,724
Nigeria (Republic of) 6.375% 2023[2]	$2,145	2,274
Uruguay (Republic of) 5.00% 2018[6]	UYU109,755	5,790
Uruguay (Republic of) 4.375% 2028[6,8]	483,265	25,657
Panama (Republic of) Global 8.875% 2027	$ 2,775	3,868
Panama (Republic of) Global 9.375% 2029	9,034	13,099
Panama (Republic of) Global 6.70% 2036[8]	6,819	8,098
Argentina (Republic of) 8.28% 2033[8,9]	18,084	13,065
Argentina (Republic of) 0% 2035	61,229	5,449
Dominican Republic 9.04% 2018[8]	3,541	3,908
Dominican Republic 7.50% 2021[8]	1,000	1,111
Dominican Republic 8.625% 2027[2,8]	9,900	11,177
Pakistan Government 6.875% 2017	13,600	13,498
Bahrain Government 5.50% 2020	11,635	12,042
Bahrain Government 5.50% 2020[2]	565	585

Bonds, notes and other debt instruments
	Principal amount	Value
Bonds & notes of governments outside the U.S. (continued)	(000)	(000)

India Treasury Bill 0% 2014	INR370,000	$ 5,934
Egypt (Arab Republic of) 5.75% 2020[2]	$ 4,000	3,710
Morocco Government 4.25% 2022[2]	2,200	2,088
Morocco Government 5.50% 2042[2]	1,800	1,585
		1,789,419
U.S. Treasury bonds & notes 0.80%

U.S. Treasury 4.75% 2014[10]	15,200	15,580
U.S. Treasury 4.00% 2015[10]	157,900	165,623
		181,203
Energy 0.68%

Gazprom OJSC 5.092% 2015[2]	11,480	12,213
Gazprom OJSC 9.25% 2019	15,000	18,787
Gazprom OJSC, Series 9, 6.51% 2022	28,850	31,807
Gazprom OJSC 6.51% 2022[2]	10,810	11,918
Gazprom OJSC 7.288% 2037	10,600	11,819
Petróleos Mexicanos 5.50% 2021	7,675	8,404
Petróleos Mexicanos 4.875% 2022	5,568	5,805
Petróleos Mexicanos 3.50% 2023	3,975	3,697
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	15,000	16,350
Petróleos Mexicanos 6.50% 2041	1,350	1,444
Zhaikmunai LP 7.125% 2019[2]	11,000	11,767
Reliance Holdings Ltd. 4.50% 2020[2]	7,135	7,231
Reliance Holdings Ltd. 5.40% 2022[2]	2,175	2,227
Ras Laffan Liquefied Natural Gas II 5.298% 2020[2,8]	4,474	4,868
PTT Exploration & Production Ltd. 5.692% 2021[2]	3,400	3,733
Ecopetrol SA 5.875% 2023	3,100	3,373
		155,443
Financials 0.48%

HSBK (Europe) BV 7.25% 2021[2]	24,090	25,505
HSBK (Europe) BV 7.25% 2021	8,000	8,470
SB Capital SA 5.40% 2017	11,900	12,867
SB Capital SA 5.25% 2023[2]	10,000	9,362
BBVA Bancomer SA, junior subordinated 7.25% 2020[2]	4,505	4,955
BBVA Bancomer SA 6.50% 2021[2]	6,550	7,123
Longfor Properties Co. Ltd. 9.50% 2016	10,400	11,147
Dubai Holding Commercial Operations MTN Ltd. 6.00% 2017	£4,000	6,638
Development Bank of Kazakhstan 5.50% 2015[2]	$ 6,059	6,427
VEB Finance Ltd. 6.902% 2020	5,300	5,987
Bank of India 3.625% 2018[2]	6,000	5,761
Banco de Crédito del Perú 5.375% 2020[2]	5,000	5,338
		109,580
Consumer staples 0.18%

BFF International Ltd. 7.25% 2020[2]	12,500	14,281
Brasil Foods SA 5.875% 2022[2]	12,000	12,510
Marfrig Holdings (Europe) BV 9.875% 2017[2]	13,895	13,947
Marfrig Overseas Ltd. 9.50% 2020[2]	1,150	1,122
		41,860
Bonds, notes and other debt instruments
	Principal amount	Value
Industrials 0.16%	(000)	(000)

Brunswick Rail Finance Ltd. 6.50% 2017	$10,455	$ 10,707
Brunswick Rail Finance Ltd. 6.50% 2017[2]	9,345	9,571
Zoomlion H.K. SPV Co., Ltd. 6.125% 2022[2]	17,000	15,980
		36,258
Utilities 0.15%

Eskom Holdings Ltd. 5.75% 2021[2]	12,300	12,515
AES Panamá, SA 6.35% 2016[2]	10,400	11,283
CEZ, a s 4.25% 2022[2]	4,720	4,804

Enersis SA 7.375% 2014	4,550	4,604
		33,206
Materials 0.13%

CEMEX SAB de CV 4.999% 2018[2,11]	12,000	12,360
CEMEX SAB de CV 9.00% 2018[2]	6,255	6,834
CEMEX España, SA 9.25% 2020[2]	9,289	10,171
CEMEX SA 9.25% 2020	1,250	1,369
		30,734
Telecommunication services 0.12%

MTS International Funding Ltd. 8.625% 2020	13,200	15,972
Digicel Group Ltd. 8.25% 2020[2]	5,500	5,830
Digicel Group Ltd. 6.00% 2021[2]	4,850	4,717
		26,519
Information technology 0.01%

Samsung Electronics America, Inc. 1.75% 2017[2]	2,075	2,101

Consumer discretionary 0.01%

Grupo Televisa, SAB 7.25% 2043	MXN30,240	1,939
Total bonds, notes & other debt instruments (cost: $2,332,963,000)		2,408,262

Short-term securities 8.33%

Freddie Mac 0.08%–0.16% due 11/5/2013–6/4/2014	$582,200	582,017
Nordea Bank AB 0.15%–0.225% due 11/18/2013–2/19/2014[2]	188,100	188,045
Bank of Nova Scotia 0.09%–0.19% due 11/19/2013–1/28/2014	170,400	170,350
Sumitomo Mitsui Banking Corp. 0.155%–0.215% due 11/18–12/5/2013[2]	169,100	169,077
Mizuho Funding LLC 0.165%–0.225% due 11/20/2013–1/22/2014[2]	136,600	136,560
Fannie Mae 0.12%–0.15% due 12/16/2013–6/2/2014	117,700	117,652
Federal Home Loan Bank 0.06%–0.15% due 11/1/2013–3/21/2014	88,400	88,393
BNZ International Funding Ltd. 0.165% due 1/7/2014[2]	40,000	39,986
National Australia Funding (Delaware) Inc. 0.14% due 1/2/2014[2]	34,300	34,294
Old Line Funding, LLC 0.20% due 1/16/2014[2]	35,000	34,994
Thunder Bay Funding, LLC 0.17% due 11/20/2013[2]	30,000	29,996
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.18%–0.19% due 11/12/2013–1/23/2014[2]	62,500	62,484
Federal Farm Credit Banks 0.13%–0.15% due 11/20–11/21/2013	60,300	60,299
Toronto-Dominion Holdings USA Inc. 0.21%–0.23% due 11/8/2013–2/24/2014[2]	45,000	44,987
Svenska Handelsbanken Inc. 0.18% due 11/20/2013[2]	25,000	24,998
KfW 0.14% due 12/12/2013[2]	25,000	24,997
Québec (Province of) 0.12% due 11/26/2013[2]	25,000	24,997
	Principal amount	Value
Short-term securities	(000)	(000)

BHP Billiton Finance (USA) Limited 0.11% due 11/21/2013[2]	$23,200	$ 23,197
General Electric Capital Corp. 0.19% due 1/3/2014	20,000	19,998
Abbott Laboratories 0.19% due 1/6/2014[2]	12,700	12,699
Private Export Funding Corp. 0.13% due 12/10/2013[2]	5,400	5,399
Total short-term securities (cost: $1,895,326,000)		1,895,419
Total investment securities (cost: $17,265,405,000)		22,728,342
Other assets less liabilities		31,841
Net assets		$22,760,183

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1 Security did not produce income during the last 12 months.

2 Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,606,972,000, which represented 7.06% of the net assets of the fund.

3 Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous," was $79,600,000, which represented .35% of the net assets of the fund. This amount includes $58,315,000 related to a security trading outside the U.S. whose value was adjusted as a result of significant market movements following the close of local trading.

4 Represents an affiliated company as defined under the Investment Company Act of 1940.

5 Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	date	(000)	(000)	assets

Africa Oil Corp.	12/3/2012	$ 29,113	$ 33,141.15%
Africa Oil Corp. (SEK denominated)	10/17/2013	2,228	2,397.01
Total restricted securities		$31,341	$35,538.16%

6 Index-linked bond whose principal amount moves with a government price index.

7 Step bond; coupon rate will increase at a later date.

8 Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

9 Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

10 A portion of these securities were pledged as collateral for net losses on unsettled forward currency contracts. The total value of pledged collateral was $1,550,000, which represented less than .01% of the net assets of the fund.

11 Coupon rate may change periodically.

Key to abbreviations and symbols

ADR = American Depositary Receipts	COP = Colombian pesos	NGN = Nigerian naira	SEK = Swedish kronor
GDR = Global Depositary Receipts	€ = Euros	PEN = Peruvian nuevos soles	TRY = Turkish lira
SDR = Swedish Depositary Receipts	GBP/£ = British pounds	PHP = Philippine pesos	UYU = Uruguayan pesos
BRL = Brazilian reais	INR = Indian rupees	PLN = Polish zloty	ZAR = South African rand
CLP = Chilean pesos	MXN = Mexican pesos	RUB = Russian rubles

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-036-1213O-S37703

Summary investment portfolio October 31, 2013

Industry sector diversification	Percent of net assets

Country diversification	Percent of net assets
United States	10.5%
Euro zone*	9.7
United Kingdom	9.2
China	8.4
Japan	5.5
Hong Kong	5.3
Russian Federation	5.2
India	4.6
Philippines	4.3
South Africa	3.7
Other countries	25.1
Short-term securities & other assets less liabilities	8.5

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Greece, Italy, the Netherlands, Portugal, Slovenia and Spain.

12	New World Fund

Common stocks 80.92%	Shares	Value (000)	Percent of net assets
Consumer discretionary 12.54%
Naspers Ltd., Class N	2,409,981	$225,424	.99%
Owns operations in pay-TV, Internet services, print media and book publishing.

Hankook Tire Co., Ltd.	2,461,680	144,579	.64
Global tire manufacturer based in South Korea.

Toyota Motor Corp.	2,214,500	143,234	.63
One of the world’s largest automotive manufacturers.

Melco Crown Entertainment Ltd. (ADR)[1]	3,945,000	130,816	.57
Casino gaming and resort operator based in Macau.

Swatch Group Ltd, non-registered shares	142,200	90,976
Swatch Group Ltd	342,000	38,107	.57
One of the world’s largest watch manufacturers.

Ctrip.com International, Ltd. (ADR)[1]	2,166,000	117,506	.52
Consolidator of hotel accommodations and airline tickets in China.

Wynn Macau, Ltd.	27,771,200	106,564	.47
Luxury resort hotel and casino located in Macau, China.
Other securities		1,857,096	8.15
		2,854,302	12.54

Information technology 11.46%
Baidu, Inc., Class A (ADR)[1]	2,540,800	408,815	1.80
Internet search engine in China that also operates a Japanese language service.

Samsung Electronics Co. Ltd.	216,950	299,629
Samsung Electronics Co. Ltd., nonvoting preferred	53,200	51,357	1.54
Korea’s top electronics manufacturer and a global leader in semiconductor production.

Mail.Ru Group Ltd. (GDR)	7,024,107	259,049	1.28
Mail.Ru Group Ltd. (GDR)[2]	848,230	31,283
Major Internet company in Russia.

Tencent Holdings Ltd.	3,467,000	189,247	.83
Major Internet service portal in China.

Google Inc., Class A1	180,500	186,020	.82
One of the most frequently used website search engines in the world.

Yandex NV, Class A1	3,491,000	128,678	.56
Internet search operator in Russia.

Taiwan Semiconductor Manufacturing Co. Ltd.	28,443,000	106,009
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,200,000	22,092	.56
One of the world’s largest semiconductor manufacturers.

Alcatel-Lucent[1]	31,281,011	119,643	.53
Manufactures telecommunications equipment, and offers telecommunications services.

Murata Manufacturing Co., Ltd.	1,438,900	115,165	.51
Global supplier of passive electronic components used in data processing, consumer electronics and telecommunications.
Other securities		690,870	3.03
		2,607,857	11.46

New World Fund	13

Common stocks (continued)	Shares	Value (000)	Percent of net assets
Financials 10.86%
Prudential PLC	9,336,431	$191,467	.84%
Major life insurance and pension provider with operations in the U.S., U.K. and Asia-Pacific region.

AIA Group Ltd.	34,774,600	176,497	.78
Life insurance and financial services provider in the Asia-Pacific region.

Kasikornbank PCL	20,102,038	125,295
Kasikornbank PCL, nonvoting depository receipts	4,787,962	29,228	.68
Thailand-based commercial bank.

AEON Financial Service Co., Ltd.	4,910,000	150,051	.66
Japan-based credit card company.

Siam Commercial Bank PCL	22,018,000	116,368	.51
Commercial bank based in Thailand.

Citigroup Inc.	2,212,000	107,901	.47
Financial services company engaged in consumer, corporate and investment banking, and insurance.
Other securities		1,575,816	6.92
		2,472,623	10.86

Consumer staples 8.99%
OJSC Magnit (GDR)	2,295,700	147,499	1.18
OJSC Magnit (GDR)[2]	1,881,000	120,854
Major food retail chain in Russia.

Nestlé SA	2,419,417	174,653	.77
Global packaged food and beverage company based in Switzerland.

Pernod Ricard SA	1,204,363	144,717	.64
Produces wine, spirits and nonalcoholic beverages.

Anheuser-Busch InBev NV	1,254,395	130,462	.57
One of the world’s largest brewers.

Shoprite Holdings Ltd.	6,300,000	115,347	.51
Major food retailer in Africa.

LT Group, Inc.	280,585,400	107,923	.47
Philippines-based company engaged in the liquor and distillery businesses.
Other securities		1,103,588	4.85
		2,045,043	8.99

Industrials 8.36%
International Container Terminal Services, Inc.[3]	106,374,000	256,026	1.12
Operates container terminals and related port services in the Philippines.

Cummins Inc.	1,377,000	174,907	.77
Produces large diesel engines.
Other securities		1,471,597	6.47
		1,902,530	8.36

Energy 6.76%
Ophir Energy PLC[1,3]	32,317,242	171,982	.76
Oil and gas exploration company with assets in Africa.

InterOil Corp.[1]	2,228,239	154,751	.68
Engaged in the exploration and development of oil and natural gas properties in Papua New Guinea.

Pacific Rubiales Energy Corp.	7,243,728	149,856	.66
Oil and gas exploration company focused on Colombia, as well as eastern Peru and Guatemala.

Genel Energy PLC[1]	9,625,600	146,620	.64
Oil and gas exploration and production company focused on the Kurdistan Region of Iraq.
Other securities		915,100	4.02
		1,538,309	6.76

14	New World Fund

	Shares	Value (000)	Percent of net assets
Health care 6.35%
Hikma Pharmaceuticals PLC[3]	11,911,828	$229,384	1.01%
Multinational pharmaceutical company based in the U.K.

Novo Nordisk A/S, Class B	1,184,150	197,026	.86
A global leader in drugs to treat diabetes.

Novartis AG	1,481,600	115,037
Novartis AG (ADR)	300,000	23,265	.61
One of the world’s largest pharmaceutical companies.

Alexion Pharmaceuticals, Inc.[1]	924,026	113,609	.50
Biopharmaceutical company focused on treating severe and ultra-rare disorders.
Other securities		767,297	3.37
		1,445,618	6.35

Telecommunication services 4.57%
SoftBank Corp.	4,680,900	347,509	1.53
Internet and telecommunications conglomerate and distributor of digital media and software.

MTN Group Ltd.	10,653,991	211,769	.93
Major telecommunications provider serving Africa and the Middle East.

Vodafone Group PLC	40,174,300	144,613	.63
One of the leading global operators of mobile telephone services.
Other securities		337,269	1.48
		1,041,160	4.57

Materials 3.37%
Linde AG	555,392	105,534	.46
Major industrial gas company headquartered in Germany.
Other securities		660,673	2.91
		766,207	3.37

Utilities 2.72%
ENN Energy Holdings Ltd.	46,186,000	273,732	1.20
China-based operator of gas pipeline infrastructure and a distributor of piped and bottled gas.

PT Perusahaan Gas Negara (Persero) Tbk	251,233,500	113,665	.50
Explores for and produces oil and gas in Indonesia.
Other securities		231,011	1.02
		618,408	2.72

Miscellaneous 4.94%
Other common stocks in initial period of acquisition		1,124,834	4.94

Total common stocks (cost: $13,028,950,000)		18,416,891	80.92

Convertible securities 0.03%
Consumer staples 0.03%
Other securities		7,770	.03

Total convertible securities (cost: $8,166,000)		7,770	.03

New World Fund	15

Bonds, notes & other debt instruments 10.58%	Principal amount (000)	Value (000)	Percent of net assets
U.S. Treasury bonds & notes 0.80%
U.S. Treasury 4.00% 2015[4]	$157,900	$165,623	.73%
Other securities		15,580	.07
		181,203	.80

Information technology 0.01%
Samsung Electronics America, Inc. 1.75% 2017[2]	2,075	2,101	.01

Other 9.77%
Other securities		2,224,958	9.77

Total bonds, notes & other debt instruments (cost: $2,332,963,000)		2,408,262	10.58

Short-term securities 8.33%
Freddie Mac 0.08%–0.16% due 11/5/2013–6/4/2014	582,200	582,017	2.56
Nordea Bank AB 0.15%–0.225% due 11/18/2013–2/19/2014[2]	188,100	188,045	.83
Bank of Nova Scotia 0.09%–0.19% due 11/19/2013–1/28/2014	170,400	170,350	.75
Sumitomo Mitsui Banking Corp. 0.155%–0.215% due 11/18–12/5/2013[2]	169,100	169,077	.74
Mizuho Funding LLC 0.165%–0.225% due 11/20/2013–1/22/2014[2]	136,600	136,560	.60
Fannie Mae 0.12%–0.15% due 12/16/2013–6/2/2014	117,700	117,652	.52
Other securities		531,718	2.33

Total short-term securities (cost: $1,895,326,000)		1,895,419	8.33
Total investment securities (cost: $17,265,405,000)		22,728,342	99.86
Other assets less liabilities		31,841	.14

Net assets		$22,760,183	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $79,600,000, which represented .35% of the net assets of the fund. Some of these securities (with an aggregate value of $35,538,000, an aggregate cost of $31,341,000, and which represented .16% of the net assets of the fund) were acquired from 12/3/2012 to 10/17/2013 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

16	New World Fund

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $243,023,000 over the prior 12-month period.

					Unrealized
					appreciation
			Contract amount		(depreciation)
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 10/31/2013 (000)
Sales:
Brazilian reais	11/18/2013	JPMorgan Chase	$16,005	BRL34,825	$528
Brazilian reais	12/11/2013	Citibank	$13,738	BRL30,325	332
Colombian pesos	11/25/2013	Citibank	$15,120	COP28,549,595	68
Euros	12/13/2013	Bank of America, N.A.	$31,679	€23,300	41
Japanese yen	11/5/2013	HSBC Bank	$108,751	¥10,680,715	127
Japanese yen	12/9/2013	UBS AG	$7,340	¥720,538	10
Mexican pesos	11/25/2013	Barclays Bank PLC	$33,529	MXN434,925	261
Turkish lira	11/6/2013	HSBC Bank	$31,280	TRY63,250	(371)
Turkish lira	11/21/2013	Bank of New York Mellon	$1,876	TRY3,700	29
Turkish lira	11/21/2013	Barclays Bank PLC	$11,128	TRY21,955	171
Turkish lira	11/25/2013	Bank of New York Mellon	$9,094	TRY18,000	117
					$1,313

Investment in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended October 31, 2013, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 10/31/2013 (000)
International Container Terminal Services, Inc.	106,272,920	101,080	—	106,374,000	$1,267	$256,026
Hikma Pharmaceuticals PLC	9,453,562	2,458,266	—	11,911,828	2,304	229,384
Ophir Energy PLC[1]	14,173,782	18,143,460	—	32,317,242	—	171,982
Heritage Oil Ltd.[1]	10,363,874	4,450,000	—	14,813,874	—	44,061
Aquarius Platinum Ltd.(GBP denominated)[1,5]	20,887,239	2,903,397	8,030,000	15,760,636	—	—
Aquarius Platinum Ltd.[1,5]	6,055,025	1,329,603	—	7,384,628	—	—
InterOil Corp.[1,5]	2,484,825	—	256,586	2,228,239	—	—
JSC Pharmstandard (GDR)[1,5]	8,210,618	—	2,087,000	6,123,618	—	—
JSC Pharmstandard (GDR)[1,2,5]	392,700	—	—	392,700	—	—
REXLot Holdings Ltd.[5]	423,454,500	—	423,454,500	—	420	—
					$3,991	$701,453

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,606,972,000, which represented 7.06% of the net assets of the fund.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	A portion of this security was pledged as collateral for net losses on unsettled forward currency contracts. The total value of pledged collateral was $1,550,000, which represented less than .01% of the net assets of the fund.
[5]	Unaffiliated issuer at 10/31/2013.

Key to abbreviations and symbols

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

BRL = Brazilian reais

COP = Colombian pesos

€ = Euros

GBP = British pounds

¥ = Japanese yen

MXN = Mexican pesos

TRY = Turkish lira

See Notes to Financial Statements

New World Fund	17

Financial statements

Statement of assets and liabilities
at October 31, 2013	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $16,820,832)	$22,026,889
Affiliated issuers (cost: $444,573)	701,453	$22,728,342
Cash denominated in currencies other than U.S. dollars (cost: $1,828)		1,834
Cash		99
Unrealized appreciation on open forward currency contracts		1,684
Receivables for:
Sales of investments	6,713
Sales of fund’s shares	36,866
Dividends and interest	54,827	98,406
		22,830,365
Liabilities:
Unrealized depreciation on open forward currency contracts		371
Payables for:
Purchases of investments	16,039
Repurchases of fund’s shares	19,105
Closed forward currency contracts	271
Investment advisory services	10,555
Services provided by related parties	10,996
Directors’ deferred compensation	1,952
Other	10,893	69,811
Net assets at October 31, 2013		$22,760,183

Net assets consist of:
Capital paid in on shares of capital stock		$16,967,214
Undistributed net investment income		102,763
Undistributed net realized gain		236,320
Net unrealized appreciation		5,453,886
Net assets at October 31, 2013		$22,760,183

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 500,000 shares,
$.01 par value (384,790 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$13,220,658	222,668	$59.37
Class B	192,191	3,296	58.31
Class C	1,052,265	18,351	57.34
Class F-1	2,802,205	47,524	58.96
Class F-2	1,672,620	28,131	59.46
Class 529-A	775,478	13,161	58.92
Class 529-B	21,078	365	57.81
Class 529-C	174,346	3,036	57.42
Class 529-E	37,431	640	58.45
Class 529-F-1	44,215	749	59.00
Class R-1	35,840	623	57.51
Class R-2	370,044	6,437	57.49
Class R-3	472,053	8,058	58.58
Class R-4	369,312	6,240	59.19
Class R-5	477,297	8,001	59.66
Class R-6	1,043,150	17,510	59.58

See Notes to Financial Statements

18	New World Fund

Statement of operations
for the year ended October 31, 2013	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $29,005; also includes $3,991 from affiliates)	$331,055
Interest (net of non-U.S. taxes of $657)	136,208	$467,263
Fees and expenses*:
Investment advisory services	115,073
Distribution services	56,307
Transfer agent services	37,918
Administrative services	5,261
Reports to shareholders	1,503
Registration statement and prospectus	465
Directors’ compensation	588
Auditing and legal	215
Custodian	6,185
State and local taxes	103
Other	1,127	224,745
Net investment income		242,518

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $51; also includes $33,911 net loss from affiliates)	708,552
Forward currency contracts	5,088
Currency transactions	(5,430)	708,210
Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $10,583)	1,873,731
Forward currency contracts	1,155
Currency translations	497	1,875,383
Net realized gain and unrealized appreciation on investments, forward currency contracts and currency		2,583,593

Net increase in net assets resulting from operations		$2,826,111

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
	(dollars in thousands)

	Year ended October 31
	2013	2012
Operations:
Net investment income	$242,518	$262,883
Net realized gain on investments, forward currency contracts and currency transactions	708,210	93,432
Net unrealized appreciation on investments, forward currency contracts and currency translations	1,875,383	958,435
Net increase in net assets resulting from operations	2,826,111	1,314,750

Dividends paid to shareholders from net investment income	(252,287)	(271,120)

Net capital share transactions	1,102,190	(605,790)

Total increase in net assets	3,676,014	437,840

Net assets:
Beginning of year	19,084,169	18,646,329
End of year (including undistributed net investment income: $102,763 and $133,055, respectively)	$22,760,183	$19,084,169

See Notes to Financial Statements

New World Fund	19

Notes to financial statements

1. Organization

New World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets. Shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in 2014; however, the fund reserves the right to delay the implementation.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

20	New World Fund

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Example of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described on the following page. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair

New World Fund	21

value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of October 31, 2013 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$2,854,302	$—	$—	$2,854,302
Information technology	2,607,857	—	—	2,607,857
Financials	2,472,551	—	72	2,472,623
Consumer staples	2,045,043	—	—	2,045,043
Industrials	1,901,466	1,064	—	1,902,530
Energy	1,535,912	2,397	—	1,538,309
Health care	1,387,303	58,315	—	1,445,618
Telecommunication services	1,041,160	—	—	1,041,160
Materials	748,640	17,567	—	766,207
Utilities	618,408	—	—	618,408
Miscellaneous	1,124,649	185	—	1,124,834
Convertible securities	—	7,770	—	7,770
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	181,203	—	181,203
Corporate bonds & notes	—	2,101	—	2,101
Other	—	2,224,958	—	2,224,958
Short-term securities	—	1,895,419	—	1,895,419
Total	$18,337,291	$4,390,979	$72	$22,728,342

22	New World Fund

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$1,684	$—	$1,684
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(371)	—	(371)
Total	$—	$1,313	$—	$1,313

*	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

New World Fund	23

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Collateral — To reduce the risk to counterparties of forward currency contracts, the fund has entered into a collateral program with certain counterparties. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2013, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2009, by state tax authorities for tax years before 2008 and by tax authorities outside the U.S. for tax years before 2006.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

24	New World Fund

During the year ended October 31, 2013, the fund reclassified $30,439,000 from undistributed net investment income to capital paid in on shares of capital stock and $9,916,000 from undistributed net realized gain to undistributed net investment income to align financial reporting with tax reporting. The fund also utilized capital loss carryforward of $449,288,000.

As of October 31, 2013, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$210,254
Undistributed long-term capital gains	238,385
Gross unrealized appreciation on investment securities	6,071,588
Gross unrealized depreciation on investment securities	(714,903)
Net unrealized appreciation on investment securities	5,356,685
Cost of investment securities	17,371,657

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended October 31
Share class	2013	2012
Class A	$157,755	$178,719
Class B	1,069	1,627
Class C	5,304	7,026
Class F-1	27,103	27,912
Class F-2	21,075	17,317
Class 529-A	8,877	9,295
Class 529-B	86	168
Class 529-C	869	1,061
Class 529-E	348	372
Class 529-F-1	535	503
Class R-1	175	287
Class R-2	2,223	2,515
Class R-3	4,630	4,934
Class R-4	4,205	4,065
Class R-5	6,494	6,771
Class R-6	11,539	8,548
Total	$252,287	$271,120

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.490% on such assets in excess of $21 billion. For the year ended October 31, 2013, the investment advisory services fee was $115,073,000, which was equivalent to an annualized rate of 0.557% of average daily net assets.

New World Fund	25

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2013, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

26	New World Fund

For the year ended October 31, 2013, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$29,369	$26,345	$1,240	Not applicable
Class B	2,126	483	Not applicable	Not applicable
Class C	9,813	2,141	492	Not applicable
Class F-1	5,586	2,872	1,118	Not applicable
Class F-2	Not applicable	1,571	726	Not applicable
Class 529-A	1,453	1,225	360	$706
Class 529-B	229	44	12	23
Class 529-C	1,607	296	81	159
Class 529-E	172	39	17	34
Class 529-F-1	—	66	20	38
Class R-1	334	49	17	Not applicable
Class R-2	2,626	1,376	177	Not applicable
Class R-3	2,178	831	218	Not applicable
Class R-4	814	345	164	Not applicable
Class R-5	Not applicable	217	214	Not applicable
Class R-6	Not applicable	18	405	Not applicable
Total class-specific expenses	$56,307	$37,918	$5,261	$960

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $588,000, shown on the accompanying financial statements, includes $365,000 in current fees (either paid in cash or deferred) and a net increase of $223,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2013

Class A	$1,670,601	30,072	$154,456	2,868	$(1,901,954)	(34,437)	$(76,897)	(1,497)
Class B	4,705	86	1,060	20	(77,359)	(1,417)	(71,594)	(1,311)
Class C	184,691	3,420	5,235	100	(197,331)	(3,678)	(7,405)	(158)
Class F-1	955,113	17,085	26,884	503	(512,588)	(9,462)	469,409	8,126
Class F-2	723,705	13,172	19,214	357	(356,609)	(6,454)	386,310	7,075
Class 529-A	108,024	1,965	8,875	166	(94,740)	(1,727)	22,159	404
Class 529-B	497	9	86	2	(7,968)	(147)	(7,385)	(136)
Class 529-C	27,545	512	868	16	(23,783)	(443)	4,630	85
Class 529-E	6,250	114	347	6	(5,012)	(92)	1,585	28
Class 529-F-1	11,420	207	534	10	(6,908)	(126)	5,046	91
Class R-1	10,148	188	174	3	(11,946)	(222)	(1,624)	(31)
Class R-2	101,231	1,879	2,221	43	(115,539)	(2,148)	(12,087)	(226)
Class R-3	191,242	3,476	4,625	87	(191,425)	(3,513)	4,442	50
Class R-4	128,222	2,313	4,204	78	(95,598)	(1,733)	36,828	658
Class R-5	123,697	2,219	6,484	120	(89,208)	(1,605)	40,973	734
Class R-6	377,563	6,791	11,534	215	(81,297)	(1,467)	307,800	5,539
Total net increase (decrease)	$4,624,654	83,508	$246,801	4,594	$(3,769,265)	(68,671)	$1,102,190	19,431

See page 28 for footnote.

New World Fund	27

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2012

Class A	$1,155,086	23,190	$174,473	3,778	$(2,157,230)	(43,571)	$(827,671)	(16,603)
Class B	7,158	146	1,608	35	(89,111)	(1,831)	(80,345)	(1,650)
Class C	113,976	2,359	6,898	153	(241,301)	(5,025)	(120,427)	(2,513)
Class F-1	603,370	12,399	27,707	604	(514,320)	(10,449)	116,757	2,554
Class F-2	328,860	6,605	15,800	343	(221,225)	(4,464)	123,435	2,484
Class 529-A	99,880	2,028	9,290	202	(83,652)	(1,699)	25,518	531
Class 529-B	748	15	167	4	(9,356)	(194)	(8,441)	(175)
Class 529-C	27,064	562	1,060	24	(28,373)	(593)	(249)	(7)
Class 529-E	5,161	106	372	8	(5,604)	(114)	(71)	—
Class 529-F-1	9,047	185	495	11	(5,344)	(109)	4,198	87
Class R-1	9,681	200	286	6	(19,096)	(401)	(9,129)	(195)
Class R-2	99,910	2,065	2,511	56	(114,934)	(2,384)	(12,513)	(263)
Class R-3	146,785	2,990	4,926	108	(154,328)	(3,162)	(2,617)	(64)
Class R-4	100,235	2,017	4,064	88	(86,787)	(1,744)	17,512	361
Class R-5	75,788	1,518	6,759	146	(84,243)	(1,677)	(1,696)	(13)
Class R-6	216,457	4,334	8,544	185	(55,052)	(1,104)	169,949	3,415
Total net increase (decrease)	$2,999,206	60,719	$264,960	5,751	$(3,869,956)	(78,521)	$(605,790)	(12,051)

*Includes exchanges between share classes of the fund.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $6,971,170,000 and $6,820,824,000, respectively, during the year ended October 31, 2013.

28	New World Fund

Financial highlights

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[3]	Ratio of net income to average net assets[3]
Class A:
Year ended 10/31/2013	$52.44	$.66	$6.98	$7.64	$(.71)	$59.37	14.71%	$13,221	1.06%	1.06%	1.20%
Year ended 10/31/2012	49.61	.73	2.86	3.59	(.76)	52.44	7.43	11,755	1.07	1.07	1.47
Year ended 10/31/2011	54.58	.71	(4.90)	(4.19)	(.78)	49.61	(7.80)	11,945	1.02	1.02	1.33
Year ended 10/31/2010	44.76	.77	9.62	10.39	(.57)	54.58	23.43	13,335	1.04	1.04	1.60
Year ended 10/31/2009	32.48	.76	12.03	12.79	(.51)	44.76	40.04	10,369	1.18	1.17	2.11
Class B:
Year ended 10/31/2013	51.45	.23	6.87	7.10	(.24)	58.31	13.85	192	1.83	1.83	.43
Year ended 10/31/2012	48.55	.33	2.84	3.17	(.27)	51.45	6.61	237	1.84	1.84	.68
Year ended 10/31/2011	53.42	.28	(4.79)	(4.51)	(.36)	48.55	(8.51)	304	1.80	1.80	.54
Year ended 10/31/2010	43.87	.38	9.43	9.81	(.26)	53.42	22.48	417	1.82	1.82	.81
Year ended 10/31/2009	31.68	.48	11.82	12.30	(.11)	43.87	38.94	399	1.96	1.95	1.35
Class C:
Year ended 10/31/2013	50.67	.21	6.75	6.96	(.29)	57.34	13.80	1,052	1.87	1.87	.39
Year ended 10/31/2012	47.91	.32	2.78	3.10	(.34)	50.67	6.57	938	1.87	1.87	.66
Year ended 10/31/2011	52.80	.29	(4.74)	(4.45)	(.44)	47.91	(8.51)	1,007	1.79	1.79	.56
Year ended 10/31/2010	43.43	.39	9.31	9.70	(.33)	52.80	22.51	1,128	1.82	1.82	.83
Year ended 10/31/2009	31.32	.48	11.73	12.21	(.10)	43.43	39.03	835	1.90	1.89	1.36
Class F-1:
Year ended 10/31/2013	52.09	.67	6.93	7.60	(.73)	58.96	14.75	2,802	1.03	1.03	1.21
Year ended 10/31/2012	49.28	.75	2.83	3.58	(.77)	52.09	7.47	2,052	1.03	1.03	1.51
Year ended 10/31/2011	54.23	.71	(4.86)	(4.15)	(.80)	49.28	(7.78)	1,816	1.02	1.02	1.34
Year ended 10/31/2010	44.51	.77	9.55	10.32	(.60)	54.23	23.43	1,884	1.04	1.04	1.61
Year ended 10/31/2009	32.28	.77	11.96	12.73	(.50)	44.51	40.14	1,115	1.11	1.11	2.13
Class F-2:
Year ended 10/31/2013	52.53	.85	6.97	7.82	(.89)	59.46	15.06	1,673.76		.76	1.52
Year ended 10/31/2012	49.71	.88	2.85	3.73	(.91)	52.53	7.77	1,106.77		.77	1.77
Year ended 10/31/2011	54.68	.86	(4.91)	(4.05)	(.92)	49.71	(7.54)	923.76		.76	1.61
Year ended 10/31/2010	44.86	.91	9.63	10.54	(.72)	54.68	23.77	829.76		.76	1.89
Year ended 10/31/2009	32.50	.75	12.17	12.92	(.56)	44.86	40.51	402.83		.82	1.89
Class 529-A:
Year ended 10/31/2013	52.06	.62	6.93	7.55	(.69)	58.92	14.65	776	1.12	1.12	1.14
Year ended 10/31/2012	49.29	.70	2.83	3.53	(.76)	52.06	7.36	664	1.13	1.13	1.42
Year ended 10/31/2011	54.24	.69	(4.87)	(4.18)	(.77)	49.29	(7.81)	602	1.06	1.06	1.30
Year ended 10/31/2010	44.51	.75	9.55	10.30	(.57)	54.24	23.37	555	1.08	1.08	1.57
Year ended 10/31/2009	32.31	.75	11.97	12.72	(.52)	44.51	40.06	374	1.18	1.17	2.09
Class 529-B:
Year ended 10/31/2013	51.01	.18	6.80	6.98	(.18)	57.81	13.72	21	1.93	1.93	.33
Year ended 10/31/2012	48.17	.28	2.82	3.10	(.26)	51.01	6.50	26	1.94	1.94	.58
Year ended 10/31/2011	53.02	.24	(4.76)	(4.52)	(.33)	48.17	(8.58)	33	1.88	1.88	.46
Year ended 10/31/2010	43.57	.34	9.37	9.71	(.26)	53.02	22.38	42	1.90	1.90	.73
Year ended 10/31/2009	31.51	.45	11.75	12.20	(.14)	43.57	38.91	37	2.01	2.00	1.29
Class 529-C:
Year ended 10/31/2013	50.77	.18	6.76	6.94	(.29)	57.42	13.74	174	1.92	1.92	.34
Year ended 10/31/2012	48.05	.29	2.79	3.08	(.36)	50.77	6.51	150	1.94	1.94	.60
Year ended 10/31/2011	52.98	.25	(4.76)	(4.51)	(.42)	48.05	(8.58)	142	1.88	1.88	.49
Year ended 10/31/2010	43.57	.36	9.35	9.71	(.30)	52.98	22.39	129	1.89	1.89	.76
Year ended 10/31/2009	31.50	.44	11.76	12.20	(.13)	43.57	38.89	87	2.00	2.00	1.26
Class 529-E:
Year ended 10/31/2013	51.65	.50	6.87	7.37	(.57)	58.45	14.37	38	1.36	1.36	.91
Year ended 10/31/2012	48.87	.57	2.82	3.39	(.61)	51.65	7.10	32	1.38	1.38	1.16
Year ended 10/31/2011	53.81	.53	(4.83)	(4.30)	(.64)	48.87	(8.10)	30	1.35	1.35	1.00
Year ended 10/31/2010	44.19	.60	9.49	10.09	(.47)	53.81	23.01	29	1.38	1.38	1.27
Year ended 10/31/2009	32.03	.63	11.90	12.53	(.37)	44.19	39.61	19	1.49	1.48	1.78

See page 30 for footnotes.

New World Fund	29

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers		Ratio of expenses to average net assets after waivers[3]		Ratio of net income to average net assets[3]
Class 529-F-1:
Year ended 10/31/2013	$52.13	$.74	$6.93	$7.67	$(.80)	$59.00	14.87%	$44.92%			.92%		1.34%
Year ended 10/31/2012	49.36	.80	2.83	3.63	(.86)	52.13	7.59	34.93			.93		1.62
Year ended 10/31/2011	54.31	.79	(4.88)	(4.09)	(.86)	49.36	(7.65)	28.87			.87		1.50
Year ended 10/31/2010	44.55	.85	9.56	10.41	(.65)	54.31	23.63	26.88			.88		1.77
Year ended 10/31/2009	32.36	.81	11.97	12.78	(.59)	44.55	40.31	15.99			.98		2.27
Class R-1:
Year ended 10/31/2013	50.76	.24	6.78	7.02	(.27)	57.51	13.89	36	1.79		1.79		.46
Year ended 10/31/2012	47.98	.34	2.79	3.13	(.35)	50.76	6.61	33	1.83		1.83		.70
Year ended 10/31/2011	52.87	.28	(4.75)	(4.47)	(.42)	47.98	(8.53)	41	1.82		1.82		.53
Year ended 10/31/2010	43.51	.38	9.33	9.71	(.35)	52.87	22.44	44	1.85		1.85		.80
Year ended 10/31/2009	31.45	.43	11.77	12.20	(.14)	43.51	38.94	32	1.96		1.96		1.20
Class R-2:
Year ended 10/31/2013	50.80	.26	6.77	7.03	(.34)	57.49	13.90	370	1.78		1.78		.48
Year ended 10/31/2012	48.04	.34	2.79	3.13	(.37)	50.80	6.60	338	1.83		1.83		.71
Year ended 10/31/2011	52.91	.29	(4.75)	(4.46)	(.41)	48.04	(8.49)	333	1.80		1.80		.55
Year ended 10/31/2010	43.50	.37	9.33	9.70	(.29)	52.91	22.45	364	1.84		1.84		.80
Year ended 10/31/2009	31.48	.43	11.74	12.17	(.15)	43.50	38.80	280	2.03		2.02		1.22
Class R-3:
Year ended 10/31/2013	51.76	.51	6.89	7.40	(.58)	58.58	14.41	472	1.34		1.34		.92
Year ended 10/31/2012	48.97	.58	2.82	3.40	(.61)	51.76	7.12	414	1.36		1.36		1.18
Year ended 10/31/2011	53.91	.53	(4.84)	(4.31)	(.63)	48.97	(8.09)	395	1.35		1.35		1.00
Year ended 10/31/2010	44.29	.61	9.50	10.11	(.49)	53.91	23.01	398	1.38		1.38		1.28
Year ended 10/31/2009	32.09	.64	11.93	12.57	(.37)	44.29	39.66	279	1.47		1.46		1.77
Class R-4:
Year ended 10/31/2013	52.29	.69	6.96	7.65	(.75)	59.19	14.79	369	1.01		1.01		1.26
Year ended 10/31/2012	49.46	.76	2.85	3.61	(.78)	52.29	7.50	292	1.01		1.01		1.53
Year ended 10/31/2011	54.43	.71	(4.89)	(4.18)	(.79)	49.46	(7.80)	258	1.01		1.01		1.34
Year ended 10/31/2010	44.68	.78	9.59	10.37	(.62)	54.43	23.46	268	1.03		1.03		1.63
Year ended 10/31/2009	32.43	.76	12.02	12.78	(.53)	44.68	40.13	170	1.11		1.10		2.07
Class R-5:
Year ended 10/31/2013	52.68	.87	7.01	7.88	(.90)	59.66	15.14	477.70			.70		1.56
Year ended 10/31/2012	49.85	.91	2.86	3.77	(.94)	52.68	7.81	383.72			.72		1.82
Year ended 10/31/2011	54.81	.84	(4.88)	(4.04)	(.92)	49.85	(7.50)	363.71			.71		1.57
Year ended 10/31/2010	44.94	.91	9.66	10.57	(.70)	54.81	23.79	554.74			.74		1.90
Year ended 10/31/2009	32.65	.93	12.02	12.95	(.66)	44.94	40.56	450.80			.80		2.65
Class R-6:
Year ended 10/31/2013	52.61	.89	7.01	7.90	(.93)	59.58	15.19	1,043.65			.65		1.60
Year ended 10/31/2012	49.80	.94	2.84	3.78	(.97)	52.61	7.87	630.66			.66		1.89
Year ended 10/31/2011	54.76	.90	(4.91)	(4.01)	(.95)	49.80	(7.46)	426.66			.66		1.70
Year ended 10/31/2010	44.85	.94	9.65	10.59	(.68)	54.76	23.89	327.68			.68		1.96
Six months ended 10/31/2009[4]	34.02	.40	10.43	10.83	—	44.85	31.83	232.75		[5]	.75	[5]	1.94	[5]

	Year ended October 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	36%	25%	25%	20%	36%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers from CRMC. During one of the periods shown, CRMC reduced fees for investment advisory services.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Annualized.

See Notes to Financial Statements

30	New World Fund

Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

New World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of New World Fund, Inc. (the “Fund”), including the investment portfolio and the summary investment portfolio, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New World Fund, Inc. as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

December 10, 2013

New World Fund, Inc.

Part C

Other Information

Item 28. Exhibits for Registration Statement (1940 Act No. 811-09105 and 1933 Act. No. 333-67455)

(a-1)	Articles of Incorporation – Articles of Incorporation effective 11/13/98 - previously filed (see Pre-Effective Amendment No. 1 filed 3/3/99); Articles of Amendment effective 2/2/99 - previously filed (see Pre-Effective Amendment No. 1 filed 3/3/99); Articles Supplementary effective 1/13/00 - previously filed (see Post-Effective ("P/E") Amendment No. 3 filed 3/10/00); Articles Supplementary effective 1/24/01 - previously filed (see P/E Amendment No. 5 filed 3/12/01); Articles Supplementary effective 1/18/02 - previously filed (see P/E Amendment No. 6 filed 2/14/02); Articles Supplementary effective 3/20/06 – previously filed (see P/E Amendment No. 12 filed 12/29/06); Articles Supplementary effective 5/23/08 – previously filed (see P/E Amendment No. 14 filed 7/1/08); and Articles Supplementary effective 3/27/09 – previously filed (see P/E Amendment No. 16 filed 4/8/09)

(a-2)	Articles Supplementary effective 7/2/14

(a-3)	Certificate of Correction effective 8/22/14

(b)	By-laws – By-laws as amended 6/9/10 – previously filed (see P/E Amendment No. 19 filed 12/30/10)

(c)	Instruments Defining Rights of Security Holders – Form of Share Certificate - previously filed (see P/E Amendment No. 5 filed 3/12/01)

(d)	Investment Advisory Contracts – Form of Amended and Restated Investment Advisory and Service Agreement dated 1/1/10 – previously filed (see P/E Amendment No. 18 filed 12/31/09)

(e)	Underwriting Contracts – Form of Amended and Restated Principal Underwriting Agreement effective 8/29/14; Form of Selling Group Agreement; Form of Bank/Trust Company Selling Group Agreement; Form of Class F Share Participation Agreement; and Form of Bank/Trust Company Participation Agreement for Class F Shares

(f)	Bonus or Profit Sharing Contracts – Form of Deferred Compensation Plan effective 3/21/13 – previously filed (see P/E Amendment No. 24 filed 12/31/13)

(g)	Custodian Agreements – Form of Global Custody Agreement dated 12/21/06 – previously filed (see P/E Amendment No. 12 filed 12/29/06)

(h-1)	Other Material Contracts – Form of Indemnification Agreement - previously filed (see P/E Amendment No. 10 filed 12/30/04)

(h-2)	Form of Amended and Restated Shareholder Services Agreement dated 8/29/14; and Form of Amended and Restated Administrative Services Agreement dated 8/29/14

(i)	Legal Opinion – Legal Opinion

(j)	Other Opinions – Consent of Independent Registered Public Accounting Firm

(k)	Omitted Financial Statements – None

(l)	Initial Capital Agreements – Investment Letter from the Investment Adviser relating to initial shares - previously filed (see Pre-Effective Amendment No. 3 filed 4/16/99)

(m-1)	Rule 12b-1 Plan – Form of Plan of Distribution for Class A shares dated 4/16/99 - previously filed (see Pre-Effective Amendment No. 3 filed 4/16/99); Form of Plan of Distribution for Class 529-A shares dated 2/1/02 - previously filed (see P/E Amendment No. 6 filed 2/14/02); Forms of Amended and Restated Plan of Distribution for Class B, C, F, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3 and R-4 shares dated 10/1/05 - previously filed (see P/E Amendment No. 11 filed 12/29/05); and Forms of Amendment to Plan of Distribution – Class F-1 and 529-F-1 shares dated 6/16/08 – previously filed (see P/E Amendment No. 14 filed 7/1/08)

(m-2)	Form of Plan of Distribution for Class R-2E shares dated 8/29/14

(n)	Rule 18f-3 Plan – Form of Amended and Restated Multiple Class Plan dated 8/29/14

(o)	Reserved

(p)	Code of Ethics – Code of Ethics for The Capital Group Companies dated June 2014; and Code of Ethics for Registrant

Item 29. Persons Controlled by or under Common Control with the Fund

None

Item 30. Indemnification

The Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies, which insure its officers and directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is established that: (i) the act or omission of the person was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors of a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection (b).

Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

Article VIII of the Registrant’s Articles of Incorporation and Article V of the Registrant’s By-Laws as well as the indemnification agreements that the Registrant has entered into with each of its directors who is not an “interested person” of the Registrant (as defined under the Investment Company Act of 1940, as amended), provide in effect that the Registrant will indemnify its officers and directors against any liability or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Registrant, to the fullest extent permitted by applicable law, subject to certain conditions. In accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended, and their respective terms, these provisions do not protect any person against any liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940, as amended, and Release Nos. 7221 (June 9, 1972) and 11330 (September 4, 1980).

Item 31. Business and Other Connections of the Investment Adviser

None

Item 32. Principal Underwriters

(a) American Funds Distributors, Inc. is the Principal Underwriter of shares of: AMCAP Fund, American Balanced Fund, American Funds College Target Date Series, American Funds Corporate Bond Fund, American Funds Developing World Growth and Income Fund, American Funds Fundamental Investors, American Funds Global Balanced Fund, American Funds Global High-Income Opportunities Fund, The American Funds Income Series, American Funds Inflation Linked Bond Fund; American Funds Money Market Fund, American Funds Mortgage Fund, American Funds Portfolio Series, American Funds Short-Term Tax-Exempt Bond Fund, American Funds Target Date Retirement Series, American Funds Tax-Exempt Fund of New York, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, American High-Income Trust, American Mutual Fund, The Bond Fund of America, Capital Group Emerging Markets Total Opportunities Fund, Capital Income Builder, Capital Group Private Client Services Funds, Capital World Bond Fund, Capital World Growth and Income Fund, Emerging Markets Growth Fund, Inc., EuroPacific Growth Fund, The Growth Fund of America, The Income Fund of America, Intermediate Bond Fund of America, International Growth and Income Fund, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, New World Fund, Inc., Short-Term Bond Fund of America, SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America and Washington Mutual Investors Fund

(b)

	(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	Raymond Ahn	Vice President	None
IRV	Laurie M. Allen	Director and Senior Vice President	None
LAO	William C. Anderson	Director, Senior Vice President and Director of Investment Services	None
LAO	Dion T. Angelopoulos	Assistant Vice President	None

LAO	Curtis A. Baker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	T. Patrick Bardsley	Vice President	None
LAO	Shakeel A. Barkat	Senior Vice President	None
LAO	Brad A. Barrett	Director	None
IRV	Carl R. Bauer	Vice President	None
LAO	Brett A. Beach	Assistant Vice President	None
LAO	Jerry R. Berg	Regional Vice President	None
LAO	Joseph W. Best, Jr.	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Roger J. Bianco, Jr.	Vice President	None
LAO	Ryan M. Bickle	Vice President, Capital Group Institutional Investment Services Division	None
LAO	John A. Blanchard	Senior Vice President	None
LAO	Marek Blaskovic	Regional Vice President	None
LAO	Gerard M. Bockstie, Jr.	Senior Vice President	None
LAO	Jill M. Boudreau	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Andre W. Bouvier	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Michael A. Bowman	Senior Vice President, Capital Group Institutional Investment Services Division	None

LAO	Bill Brady	Director and Senior Vice President	None
IRV	Jason E. Brady	Regional Vice President	None
LAO	Mick L. Brethower	Senior Vice President	None
LAO	C. Alan Brown	Vice President	None
LAO	E. Chapman Brown, Jr.	Regional Vice President	None
LAO	Toni L. Brown	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Gary D. Bryce	Regional Vice President	None
LAO	Sheryl M. Burford	Assistant Vice President	None
LAO	Ronan J. Burke	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Steven Calabria	Vice President	None
LAO	Thomas E. Callahan	Vice President	None
LAO	Anthony J. Camilleri	Regional Vice President	None
SNO	Susan H. Campbell	Vice President	None
LAO	Damian F. Carroll	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	James D. Carter	Vice President	None
LAO	Stephen L. Caruthers	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Brian C. Casey	Senior Vice President	None
LAO	Christopher J. Cassin	Senior Vice President	None
LAO	Craig L. Castner	Regional Vice President	None

LAO	Christopher M. Cefalo	Regional Vice President	None
LAO	David D. Charlton	Director, Senior Vice President and Director of Marketing	None
LAO	Thomas M. Charon	Senior Vice President	None
LAO	Wellington Choi	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Paul A. Cieslik	Vice President	None
LAO	Andrew R. Claeson	Regional Vice President	None
LAO	Kevin G. Clifford	Director, Chairman, President and Chief Executive Officer; President, Capital Group Institutional Investment Services Division	None
LAO	Ruth M. Collier	Senior Vice President	None
IND	Timothy J. Colvin	Regional Vice President	None
LAO	Christopher M. Conwell	Vice President	None
LAO	C. Jeffrey Cook	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Charles H. Cote	Vice President	None
LAO	Joseph G. Cronin	Vice President	None
LAO	D. Erick Crowdus	Vice President	None
LAO	Katherine Randall Danella	Vice President	None
LAO	Brian M. Daniels	Vice President	None
LAO	William F. Daugherty	Senior Vice President	None
LAO	Shane L. Davis	Regional Vice President	None
LAO	Peter J. Deavan	Vice President	None

LAO	Guy E. Decker	Senior Vice President	None
LAO	Renee A. Degner	Regional Vice President	None
LAO	Daniel J. Delianedis	Senior Vice President	None
LAO	Stephen Deschenes	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Mario P. DiVito	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Joanne H. Dodd	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Kevin F. Dolan	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Michael J. Downer	Director	Vice President
LAO	John J. Doyle	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Ryan T. Doyle	Regional Vice President	None
LAO	Craig Duglin	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Alan J. Dumas	Regional Vice President	None
LAO	Bryan K. Dunham	Regional Vice President	None
LAO	John E. Dwyer IV	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Karyn B. Dzurisin	Regional Vice President	None
LAO	Kevin C. Easley	Regional Vice President	None

LAO	Damian Eckstein	Regional Vice President	None
LAO	Timothy L. Ellis	Senior Vice President	None
LAO	John M. Fabiano	Regional Vice President	None
LAO	E. Luke Farrell	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Mark A. Ferraro	Regional Vice President	None
LAO	Lorna Fitzgerald	Vice President	None
LAO	William F. Flannery	Senior Vice President	None
LAO	David R. Ford	Regional Vice President	None
SFO	Cheryl E. Frank	Director	None
LAO	Charles L. Freadhoff	Vice President	None
LAO	Daniel B. Frick	Senior Vice President	None
SNO	Arturo V. Garcia, Jr.	Assistant Vice President	None
LAO	J. Gregory Garrett	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Brian K. Geiger	Regional Vice President	None
LAO	Jacob M. Gerber	Vice President, Capital Group Institutional Investment Services Division	None
LAO	J. Christopher Gies	Senior Vice President	None
LAO	Pamela A. Gillett	Regional Vice President	None
LAO	Robert E. Greeley, Jr.	Regional Vice President	None
LAO	Jeffrey J. Greiner	Senior Vice President	None
LAO	Eric M. Grey	Senior Vice President	None

LAO	E. Renee Grimm	Regional Vice President	None
IRV	Steven Guida	Director and Senior Vice President	None
IRV	DeAnn C. Haley	Assistant Vice President	None
IND	Thomas P. Halloran	Regional Vice President	None
LAO	Dale K. Hanks	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David R. Hanna	Regional Vice President	None
LAO	Derek S. Hansen	Vice President	None
LAO	John R. Harley	Senior Vice President	None
LAO	Calvin L. Harrelson III	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Robert J. Hartig, Jr.	Senior Vice President	None
LAO	Craig W. Hartigan	Vice President	None
LAO	David F. Holstein	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Heidi Horwitz-Marcus	Director and Senior Vice President	None
LAO	Frederic J. Huber	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David K. Hummelberg	Director, Senior Vice President, Treasurer and Controller	None
LAO	Jeffrey K. Hunkins	Regional Vice President	None
LAO	Marc Ialeggio	Vice President	None

IND	David K. Jacocks	Assistant Vice President	None
LAO	W. Chris Jenkins	Vice President	None
LAO	Daniel J. Jess II	Regional Vice President	None
IND	Jameel S. Jiwani	Regional Vice President	None
LAO	Brendan M. Jonland	Regional Vice President	None
LAO	David G. Jordt	Regional Vice President	None
LAO	Stephen T. Joyce	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Marc J. Kaplan	Vice President	None
LAO	John P. Keating	Senior Vice President	None
LAO	Brian G. Kelly	Senior Vice President	None
LAO	Christopher J. Kennedy	Regional Vice President	None
LAO	Ryan C. Kidwell	Vice President	None
LAO	Christopher W. Kilroy	Senior Vice President	None
LAO	Charles A. King	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Mark Kistler	Vice President	None
NYO	Dorothy Klock	Senior Vice President	None
LAO	Stephen J. Knutson	Assistant Vice President	None
IRV	Elizabeth K. Koster	Vice President	None
SNO	David D. Kuncho	Assistant Vice President	None
LAO	Richard M. Lang	Vice President, Capital Group Institutional Investment Services Division	None

LAO	Christopher F. Lanzafame	Vice President	None
IRV	Laura Lavery	Vice President	None
LAO	R. Andrew LeBlanc	Director and Senior Vice President	None
LAO	Matthew N. Leeper	Regional Vice President	None
LAO	Clay M. Leveritt	Regional Vice President	None
LAO	Lorin E. Liesy	Vice President	None
LAO	Louis K. Linquata	Senior Vice President	None
LAO	Donald S. MacQuattie, Jr.	Vice President, Capital Group Institutional Investment Services Division	None
LAO	James M. Maher	Regional Vice President	None
LAO	Brendan T. Mahoney	Senior Vice President	None
LAO	Nathan G. Mains	Vice President	None
LAO	Mark A. Marinella	Senior Vice President	None
LAO	Dana C. McCollum	Vice President	None
LAO	Joseph A. McCreesh, III	Vice President	None
LAO	Ross M. McDonald	Regional Vice President	None
LAO	Timothy W. McHale	Secretary	None
LAO	Max J. McQuiston	Regional Vice President	None
LAO	Scott M. Meade	Senior Vice President	None
LAO	David A. Merrill	Assistant Vice President	None
LAO	William C. Miller, Jr.	Senior Vice President	None
LAO	William T. Mills	Vice President	None
LAO	Sean C. Minor	Regional Vice President	None

LAO	James R. Mitchell III	Vice President	None
LAO	Charles L. Mitsakos	Senior Vice President	None
LAO	Ryan D. Moore	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Steven A. Moreno	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	David H. Morrison	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Andrew J. Moscardini	Senior Vice President, Capital Group Institutional Investment Services Division	None
NYO	Timothy J. Murphy	Vice President	None
LAO	Jon Christian Nicolazzo	Vice President	None
LAO	Earnest M. Niemi	Regional Vice President	None
LAO	William E. Noe	Senior Vice President	None
LAO	Matthew P. O’Connor	Director and Executive Vice President; Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jonathan H. O’Flynn	Vice President	None
LAO	Peter A. Olsen	Regional Vice President	None
LAO	Jeffrey A. Olson	Vice President	None
LAO	Thomas A. O’Neil	Vice President	None
LAO	Gregory H. Ortman	Vice President, Capital Group Institutional Investment Services Division	None

LAO	Shawn M. O’Sullivan	Vice President	None
IND	Lance T. Owens	Regional Vice President	None
LAO	Rodney Dean Parker II	Regional Vice President	None
LAO	Lynn M. Patrick	Vice President, Capital Group Institutional Investment Services Division	None
LAO	W. Burke Patterson, Jr.	Senior Vice President	None
LAO	Gary A. Peace	Senior Vice President	None
LAO	Robert J. Peche	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David K. Petzke	Senior Vice President	None
IRV	John H. Phelan, Jr.	Director	None
IND	Mary E. Phillips	Assistant Vice President	None
LAO	Joseph M. Piccolo	Regional Vice President	None
LAO	Keith A. Piken	Vice President	None
LAO	John Pinto	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Carl S. Platou	Senior Vice President	None
LAO	David T. Polak	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Charles R. Porcher	Vice President	None
SNO	Richard P. Prior	Senior Vice President	None
LAO	Steven J. Quagrello	Vice President	None
LAO	Mike Quinn	Senior Vice President	None

LAO	James R. Raker	Vice President, Capital Group Institutional Investment Services Division	None
SNO	John P. Raney	Vice President	None
LAO	James P. Rayburn	Vice President	None
LAO	Rene M. Reincke	Vice President	None
LAO	Jeffrey Robinson	Vice President	None
LAO	Matthew M. Robinson	Regional Vice President	None
LAO	Thomas W. Rose	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Suzette M. Rothberg	Senior Vice President	None
LAO	James F. Rothenberg	Director	None
LAO	Romolo D. Rottura	Senior Vice President	None
LAO	Shane A. Russell	Regional Vice President	None
LAO	William M. Ryan	Vice President	None
LAO	Christopher M. Ryder	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Dean B. Rydquist	Director, Senior Vice President and Chief Compliance Officer	None
IND	Brenda S. Rynski	Regional Vice President	None
LAO	Richard A. Sabec, Jr.	Senior Vice President	None
LAO	Paul V. Santoro	Senior Vice President	None
LAO	Keith A. Saunders	Regional Vice President	None
LAO	Joseph D. Scarpitti	Senior Vice President	None
IRV	MaryAnn Scarsone	Assistant Vice President	None

LAO	Mark A. Seaman	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	James J. Sewell III	Senior Vice President	None
LAO	Arthur M. Sgroi	Senior Vice President	None
LAO	Brad Short	Vice President	None
LAO	Nathan W. Simmons	Vice President	None
LAO	Connie F. Sjursen	Vice President	None
LAO	Jerry L. Slater	Senior Vice President	None
LAO	Matthew Smith	Assistant Vice President	None
SNO	Stacy D. Smolka	Vice President	None
LAO	J. Eric Snively	Vice President	None
LAO	Therese L. Soullier	Vice President	None
LAO	Kristen J. Spazafumo	Vice President	None
LAO	Mark D. Steburg	Senior Vice President	None
LAO	Michael P. Stern	Senior Vice President	None
LAO	Andrew J. Strandquist	Regional Vice President	None
NYO	Andrew B. Suzman	Director	None
LAO	Gary J. Thoma	Senior Vice President	None
LAO	John B. Thomas	Vice President	None
LAO	Cynrthia M. Thompson	Senior Vice President, Capital Group Institutional Investment Services Division	None
HRO	Stephen B. Thompson	Regional Vice President	None
LAO	Mark R. Threlfall	Vice President	None

IND	James P. Toomey	Vice President	None
LAO	Luke N. Trammell	Vice President	None
IND	Christopher E. Trede	Vice President	None
LAO	Jordan A. Trevino	Regional Vice President	None
LAO	Shaun C. Tucker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	David E. Unanue	Senior Vice President	None
LAO	Scott W. Ursin-Smith	Senior Vice President	None
LAO	Patrick D. Vance	Regional Vice President	None
SNO	Cindy Vaquiax	Vice President	None
LAO	Srinkanth Vemuri	Vice President	None
LAO	J. David Viale	Senior Vice President	None
LAO	Robert D. Vigneaux III	Vice President, Capital Group Institutional Investment Services Division	None
DCO	Bradley J. Vogt	Director	None
LAO	Todd R. Wagner	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jon N. Wainman	Regional Vice President	None
LAO	Sherrie S. Walling	Assistant Vice President	None
SNO	Chris L. Wammack	Vice President	None
LAO	Thomas E. Warren	Senior Vice President	None
LAO	George J. Wenzel	Senior Vice President	None

LAO	Jason M. Weybrecht	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Adam B. Whitehead	Regional Vice President	None
LAO	N. Dexter Williams	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Steven C. Wilson	Vice President	None
LAO	Steven Wilson	Vice President	None
LAO	Kurt A. Wuestenberg	Senior Vice President	None
LAO	Jason P. Young	Senior Vice President	None
LAO	Jonathan A. Young	Senior Vice President	None
LAO	Raul Zarco, Jr.	Vice President, Capital Group Institutional Investment Services Division	None

__________

DCO	Business Address, 3000 K Street N.W., Suite 230, Washington, DC 20007-5140
GVO-1	Business Address, 3 Place des Bergues, 1201 Geneva, Switzerland
HRO	Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
IND	Business Address, 12811 North Meridian Street, Carmel, IN 46032
IRV	Business Address, 6455 Irvine Center Drive, Irvine, CA 92618
LAO	Business Address, 333 South Hope Street, Los Angeles, CA 90071
LAO-W	Business Address, 11100 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025
NYO	Business Address, 630 Fifth Avenue, 36th Floor, New York, NY 10111
SFO	Business Address, One Market, Steuart Tower, Suite 2000, San Francisco, CA 94105
SNO	Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251

(c) None

Item 33. Location of Accounts and Records.

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Registrant’s investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071; 6455 Irvine Center Drive, Irvine, California 92618; and/or 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 6455 Irvine Center Drive, Irvine, California 92618; 12811 North Meridian Street, Carmel, Indiana 46032; 14636 North Scottsdale Road, Scottsdale, Arizona 85254; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering portfolio transactions are maintained and kept by its custodian, JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017-2070.

Item 34. Management Services

None

Item 35. Undertakings

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California, on the 28th day of August, 2014.

NEW WORLD FUND, INC.

By /s/ Michael J. Thawley

(Michael J. Thawley, Vice Chairman of the Board)

Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below on August 28, 2014, by the following persons in the capacities indicated.

	Signature	Title
(1)	Principal Executive Officer:

	/s/ Michael J. Thawley	Vice Chairman of the Board
(Michael J. Thawley)

(2)	Principal Financial Officer and Principal Accounting Officer:

	/s/ Brian C. Janssen	Treasurer
(Brian C. Janssen)

(3)	Directors:

	Elisabeth Allison*	Director
	Vanessa C. L. Chang*	Director
	Nicholas Donatiello, Jr.*	Director
	Pablo R. González Guajardo*	Director
	Koichi Itoh*	Chairman of the Board (Independent and Non-Executive)
	William H. Kling*	Director

	/s/ Robert W. Lovelace	President and Director
(Robert W. Lovelace)

	William I. Miller*	Director
	Alessandro Ovi*	Director

	/s/ Michael J. Thawley	Vice Chairman of the Board and Director
(Michael J. Thawley)

*By /s/ Michael W. Stockton
(Michael W. Stockton, pursuant to a power of attorney filed herewith)

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

/s/ Timothy W. McHale

(Timothy W. McHale, Counsel)

POWER OF ATTORNEY

I, Elisabeth Allison, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	EuroPacific Growth Fund (File No. 002-83847, File No. 811-03734)
-	EuroPacific Growth Fund
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Steven I. Koszalka Patrick F. Quan Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr.	Brian C. Janssen

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Belmont, MA, this 8th day of July, 2013.

(City, State)

/s/ Elisabeth Allison

Elisabeth Allison, Board member

POWER OF ATTORNEY

I, Vanessa C. L. Chang, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	EuroPacific Growth Fund (File No. 002-83847, File No. 811-03734)
-	EuroPacific Growth Fund
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Steven I. Koszalka Patrick F. Quan Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr.	Brian C. Janssen Jeffrey P. Regal

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Irvine, CA , this 9th day of September, 2013.

(City, State)

/s/ Vanessa C. L. Chang

Vanessa C. L. Chang, Board member

POWER OF ATTORNEY

I, Nicholas Donatiello, Jr., the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	EuroPacific Growth Fund (File No. 002-83847, File No. 811-03734)
-	EuroPacific Growth Fund
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Steven I. Koszalka Patrick F. Quan Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr.	Brian C. Janssen

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at San Francisco, CA, this 11th day of July, 2013.

(City, State)

/s/ Nicholas Donatiello, Jr.

Nicholas Donatiello, Jr., Board member

POWER OF ATTORNEY

I, Pablo Gonzalez Guajardo, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	EuroPacific Growth Fund (File No. 002-83847, File No. 811-03734)
-	EuroPacific Growth Fund
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Steven I. Koszalka Patrick F. Quan Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr.	Brian C. Janssen

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Mexico, D.F., this 1st day of April, 2014.

(City, State)

/s/ Pablo Gonzalez Guajardo

Pablo Gonzalez Guajardo, Board member

POWER OF ATTORNEY

I, Koichi Itoh, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	Capital Income Builder (File No. 033-12967, File No. 811-05085)
-	Capital World Growth and Income Fund (File No. 033-54444, File No. 811-07338)
-	EuroPacific Growth Fund (File No. 002-83847, File No. 811-03734)
-	EuroPacific Growth Fund
-	The New Economy Fund (File No. 002-83848, File No. 811-03735)
-	The New Economy Fund
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Steven I. Koszalka Patrick F. Quan Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr.	Brian C. Janssen Neal F. Wellons

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Tokyo, Japan, this 5th day of July, 2013.

(City, State)

/s/ Koichi Itoh

Koichi Itoh, Board member

POWER OF ATTORNEY

I, William H. Kling, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	American Funds Global Balanced Fund (File No. 333-170605, File No. 811-22496)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	EuroPacific Growth Fund (File No. 002-83847, File No. 811-03734)
-	EuroPacific Growth Fund
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Steven I. Koszalka Patrick F. Quan Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr.	Brian D. Bullard Brian C. Janssen Jeffrey P. Regal Ari M. Vinocor

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Minneapolis, MN, this 9th day of July, 2013.

(City, State)

/s/ William H. Kling

William H. Kling, Board member

POWER OF ATTORNEY

I, William I. Miller, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	EuroPacific Growth Fund (File No. 002-83847, File No. 811-03734)
-	EuroPacific Growth Fund
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Steven I. Koszalka Patrick F. Quan Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr.	Brian C. Janssen

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at New York, NY, this 10th day of July, 2013.

(City, State)

/s/ William I. Miller

William I. Miller, Board member

POWER OF ATTORNEY

I, Alessandro Ovi, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	EuroPacific Growth Fund (File No. 002-83847, File No. 811-03734)
-	EuroPacific Growth Fund
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Vincent P. Corti Steven I. Koszalka Patrick F. Quan Michael W. Stockton Courtney R. Taylor Jennifer L. Butler Julie E. Lawton Raymond F. Sullivan, Jr.	Brian C. Janssen

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Rome , this 23rd day of July, 2013.

(City, State)

/s/ Alessandro Ovi

Alessandro Ovi, Board member